UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300

Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company
1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 877-355-1820

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

December 31, 2021

Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

Class II shares

Each a separate series of the Forethought Variable Insurance Trust

Distributed by Global Atlantic Distributors, LLC
Member FINRA

Dear Shareholders/Contract Owners:

We think it goes without saying that the past two years have been truly historic. While the COVID-19 pandemic (the "Pandemic") has deservedly been front and center, and is a topic we will touch on shortly, buried beneath all the hardships and loss have been two strong years of U.S. equity returns. The S&P 500 and S&P MidCap 400 led major global equity indices, rising 28.71% and 24.76% respectively in 2021, which were meaningful improvements over 2020's strong returns that were recorded despite a historic selloff in March of that year. The Russell 2000 also performed well in 2021, up 14.82%, yet somewhat below its leading return of 19.96% in 2020. International developed large capitalization stocks, as represented by the MSCI EAFE, rose 11.26%, and while that was an improvement over its return of 7.82% in 2020, it meaningfully lagged U.S. equities. Similarly lagging were investment grade fixed income markets. Domestically, U.S. Treasury yields rose sharply while corporate spreads remained flat, resulting in a -1. 54% return on the Bbg US Agg. Domestic high yield fixed income (as represented by the ICE BofAML US HY index), fared better given the strength in equity markets and meaningful spread tightening returning 5.36%. Given these differing returns, a portfolio's exposure to equity versus fixed income, domestic versus international equity, and/or investment grade versus high yield fixed income were key determinants of performance over the past two years.

While the financial markets did not experience the historic decline and recovery of 2020 during 2021, it was a volatile year nonetheless given the continued impact of the Pandemic. Despite the development and availability of vaccines, vaccination rates remain low in many parts of the world. Together with the emergence of new variants, COVID-19 continues to negatively impact many areas of the economy, causing inconsistent and regionally disparate economic data, as well as overall financial market volatility. Since the historic bear market and recovery of 2020, financial markets have experienced spikes in volatility about every 4-6 weeks over the past 18 months, typically lasting several days before subsiding. As a result, while the performance figures shown in the graph illustrate generally strong annual returns, the intra-period path to get to these numbers was somewhat turbulent. As a result, for asset allocation funds, not only was the degree of exposure to certain asset classes an important driver of performance, but also important was the timing of those exposures.

As the U.S. economy continues to struggle with the impact of the Pandemic, we expect economic data to be directionally positive but potentially inconsistent given the emergence of new COVID-19 variants and differing vaccination rates throughout the country. Furthermore, heightened concern regarding inflation has led the U.S. Federal Reserve (the Fed) to state it will likely quicken the reduction (tapering) of its balance sheet (bond holdings) and increase rates in 2022. Globally, we believe the outlook is similar given the rapid spread of the Omicron variant and differing approaches by country with respect to how to best contain the virus. Consequently, there are concerns that economic growth globally could slow until these issues improve.

Given the hardships endured over the past two years, we hope this shareholder letter finds you healthy and wish you all the best for 2022 and beyond.

Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic American Funds® Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Conservative
Global Atlantic Balanced Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Conservative
Global Atlantic BlackRock Selects Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Conservative
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	S&P 500 Managed Risk Index – Moderate
Global Atlantic Growth Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive
Global Atlantic Moderate Growth Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Conservative
Global Atlantic Select Advisor Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate
Global Atlantic Wellington Research Managed Risk Portfolio	S&P 500 Managed Risk Index – Moderate Conservative

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio's portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

S&P Global Managed Risk LargeMidCap Index – Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 50% to the underlying bond index.

S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

S&P Global Managed Risk LargeMidCap Index – Moderate. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 20% to the underlying bond index.

S&P 500 Managed Risk Index – Moderate Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

S&P 500 Managed Risk Index – Moderate. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

Bloomberg U.S. Aggregate Bond Index ("Bbg US Agg").1 An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage-backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody's and Standard & Poor's.

ICE BofAML High Yield Cash Pay MV USI Index ("ICE BofAML US HY"). An index that tracks the performance of US dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publicly issued in the US domestic market.

MSCI EAFE Total Return Index ("MSCI EAFE"). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

Russell 2000® Index ("Russell 2000"). An index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P MidCap 400 Total Return Index ("S&P MidCap 400"). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P 500 Index ("S&P 500"). A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently used as a measure of U.S. stock market performance.

1  Formerly known as the Bloomberg Barclays U.S. Aggregate Bond Index.

Table of Contents

Page
•	Global Atlantic Portfolio Review and Portfolio of Investments
	Global Atlantic American Funds® Managed Risk Portfolio	5 – 8
	Global Atlantic Balanced Managed Risk Portfolio	9 – 12
	Global Atlantic BlackRock Selects Managed Risk Portfolio	13 – 16
	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	17 – 33
	Global Atlantic Growth Managed Risk Portfolio	34 – 37
	Global Atlantic Moderate Growth Managed Risk Portfolio	38 – 41
	Global Atlantic Select Advisor Managed Risk Portfolio	42 – 44
	Global Atlantic Wellington Research Managed Risk Portfolio	45 – 60
•	Financial Statements:
	Statements of Assets and Liabilities	61 – 62
	Statements of Operations	63 – 64
	Statements of Changes in Net Assets	65 – 68
	Financial Highlights	69 – 76
•	Notes to Financial Statements	77 – 100
•	Report of Independent Registered Accounting Firm	101
•	Expense Examples	102 – 103
•	Supplemental Information	104
•	Trustee and Officer Table	104 – 107
•	Privacy Notice	108 – 109
•	Proxy Voting Policy	Back Cover
•	Portfolio Holdings	Back Cover

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Advisors, LLC (formerly Wilshire Associates Incorporated) ("Wilshire"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2021, the Portfolio outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. The Portfolio posted a return of 11.12% compared to a benchmark return of 10.38%, a difference of 74 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

The Portfolio was impacted by both dynamic asset allocation tilts as well as manager selection during 2021. An overweight to U.S. large cap equities generally contributed to relative performance, as did an overweight to value equities. Other tilts within equities were towards U.S. and global, which were additive to performance, while an overweight to emerging markets relative to developed markets and an allocation to small caps detracted from returns. The fixed income portion of the Portfolio benefited from positive manager selection, while asset allocation was largely neutral.

The Portfolio made several allocation changes during the year. In the first quarter of 2021, the Portfolio reduced its allocation in American Funds Insurance Series® Bond Fund and reallocated to American Funds Insurance Series® US Govt/AAA-Rated Securities Fund in order to modestly reduce the allocation to credit versus government fixed income. The Portfolio also modestly reduced exposure in American Funds Insurance Series® Blue Chip Income & Growth Fund and reallocated to American Funds Insurance Series® New World Fund in order to overweight emerging markets equities exposure relative to U.S. equities. During the third quarter, the Portfolio reduced its out-of-benchmark, unhedged foreign fixed income allocation by lowering exposure in American Funds Insurance Series® Capital World Bond Fund and reallocating to American Funds Insurance Series® Bond Fund. The Portfolio also reduced its exposure in American Funds Insurance Series® Blue Chip Income & Growth Fund in order to lower the magnitude of the domestic value equity overweight and reallocated assets to American Funds Insurance Series® Growth Fund and American Funds Insurance Series® Growth-Income Fund. In the fourth quarter, the Portfolio switched its overweight to emerging markets equities relative to foreign developed equities by reducing exposure to American Funds Insurance Series® New World Fund and adding to American Funds Insurance Series® International Growth and Income Fund.

The volatility environment experienced during the market's recovery in the second half of 2020 continued into 2021, with brief spikes in volatility occurring approximately every four to six weeks, and typically subsiding within a few days as concerns regarding COVID-19, inflation, and/or economic growth ebbed quickly. Despite these frequent volatility spikes, their amplitude and duration were generally not sufficient to warrant hedging by the managed risk component. As a result, hedging did not have a material impact on the Portfolio's overall performance in 2021.

How was the Portfolio positioned at period end?

Wilshire believes that the Portfolio remains well positioned to meaningfully participate in a continued rally in risk assets, but also diversified to outperform broad market equities during a selloff. More specifically, at the end of the period, within equities, the Portfolio was modestly tilted to favor value over growth equities, and within foreign equities, developed economies over emerging markets. Wilshire believes that the case for value equities is driven by a combination of highly attractive relative valuations, higher beta to further economic growth and better relative performance in a rising interest rate environment. Even with the recent emergence of the Omicron variant of COVID-19, Wilshire believes that the prospects

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

for global economic recovery remain strong and that value equities exhibit the potential for higher upside in a cyclical recovery and a larger margin of safety in an unforeseen downturn. Wilshire believes that earnings remain strong for many value sectors, while price-to-earnings expansion in recent years has not kept pace with growth equities. Wilshire anticipates that the Portfolio's overweight to foreign developed equities will benefit from strong economic growth across much of Europe, and potentially Japan, during 2022, perhaps exceeding current expectations, while emerging markets (notably China) may lag expectations somewhat due to increasing financial market restrictions and relatively strict COVID-19 protocols.

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic American Funds® Managed Risk Portfolio
Class II	October 31, 2013	11.12%	9.28%	7.15%	1.67%	1.27%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative^		10.38%	8.89%	6.39%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Moderate Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts	96.2%
Short-Term Investments	4.0%
Other Assets less Liabilities - Net	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
VARIABLE INSURANCE TRUSTS - 96.2%
ASSET ALLOCATION FUND - 0.9%
American Funds Insurance Series - New World Fund, Class 1	70,189	$2,234,116
DEBT FUNDS - 33.1%
American Funds Insurance Series - American High-Income Trust, Class 1	652,315	6,647,091
American Funds Insurance Series - Capital World Bond Fund, Class 1	372,010	4,385,994
American Funds Insurance Series - The Bond Fund of America, Class 1	4,698,506	52,670,257
American Funds Insurance Series - U.S. Government Securities Fund, Class 1	1,129,403	13,180,128
TOTAL DEBT FUNDS		76,883,470
EQUITY FUNDS - 62.2%
American Funds Insurance Series - Capital World Growth and Income Fund, Class 1	1,350,091	24,868,673
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	196,563	6,716,564
American Funds Insurance Series - International Growth and Income Fund, Class 1	693,547	13,607,391
American Funds Insurance Series - Washington Mutual Investors Fund, Class 1	2,002,533	36,225,815
	Shares/ Principal	Fair Value
EQUITY FUNDS - 62.2% (Continued)
American Funds Insurance Series Growth Fund, Class 1	212,226	$27,075,731
American Funds Insurance Series Growth-Income Fund, Class 1	535,396	36,058,908
TOTAL EQUITY FUNDS		144,553,082
TOTAL VARIABLE INSURANCE TRUSTS (Cost - $170,097,146)		223,670,668
SHORT-TERM INVESTMENTS - 4.0%
MONEY MARKET FUNDS - 4.0%
Dreyfus Government Cash Management, 0.03% (a)	9,252,207	9,252,207
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)	25,101	25,101
TOTAL SHORT-TERM INVESTMENTS (Cost - $9,277,308)		9,277,308
TOTAL INVESTMENTS - 100.2% (Cost - $179,374,454)		$232,947,976
OTHER ASSETS LESS LIABILITIES - NET (0.2)%		(416,657)
TOTAL NET ASSETS - 100.0%		$232,531,319

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Balanced Managed Risk Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC ("BlackRock")1, while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2021, the Portfolio outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Conservative. The Portfolio posted a return of 8.99% compared to a benchmark return of 8.36%, a difference of 63 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

The Portfolio's overweight to equities was the most significant contributor to its returns, as stocks outperformed bonds overall and domestic stocks broadly outperformed their international counterparts. Within equities, the Portfolio's strategic allocation to, and rotation among, factors – along with its strategic overweight to financial stocks – were largely detractors from performance, as were international stocks. In equities, the Portfolio maintained an overweight to the U.S. relative to international markets and benefited from positions in technology and energy equities during the year. The Portfolio's factor exposures detracted from performance.

On the fixed income side, longer-duration U.S. Treasuries were sold off and the curve bear steepened to start the year, then rallied considerably as COVID-19's Delta variant reversed trends, only for inflation to force the U.S. Federal Reserve's (the "Fed") hand by the end of the year. While returns were negative across all fixed income asset classes, shifts in duration and the spread tightening in lower-quality credit bonds were sources of outperformance for the Portfolio. The Portfolio benefited from its treasuries allocation during the bull flattening periods. During the reopening phases of the COVID-19 pandemic, the Portfolio's increased holdings in credit helped outperform the fixed income benchmark.

The volatility environment experienced during the market's recovery in the second half of 2020 continued into 2021, with brief spikes in volatility occurring approximately every four to six weeks, and typically subsiding within a few days as concerns regarding COVID-19, inflation, and/or economic growth ebbed quickly. Despite these frequent volatility spikes, their amplitude and duration were generally not sufficient to warrant hedging by the managed risk component. As a result, hedging did not have a material impact on the Portfolio's overall performance in 2021.

How was the Portfolio positioned at period end?

At year-end, the Portfolio was 4% overweight equities relative to fixed income, as BlackRock's investment team believed the risk-reward in fixed income was diminished and challenged given interest rates at currently low levels and the persistent threat of inflation. BlackRock's investment team believes that despite the concerns over the Omicron variant of COVID-19 and the Fed's tapering-then-hike plans, expectations surrounding growth and earnings remain strong, which should lead to more equity outperformance in 2022. BlackRock believes that the case for cyclical assets like equities and commodities remains intact for 2022, with key drivers being continued supply constraints, higher wages, and the cautiously slow removal of some policy and fiscal support by non-U.S. central banks. As the holidays led to COVID-19 case surges, some caution has returned in the U.S. and with international markets continuing to lag from slower global demand, BlackRock's investment view was to position the Portfolio for the ongoing post-COVID-19 "restart" and the maturing cycle as interest rate hikes begin amidst strong economic growth at the end of the period.

1  Prior to May 1, 2021, BlackRock Financial Management, Inc. served as a sub-adviser to the Capital Appreciation and Income Component of the Portfolio.

Global Atlantic Balanced Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Within fixed income, BlackRock's investment team favors a shorter duration bias, particularly within investment grade and high yield credit. This was partially offset with longer duration holdings in U.S. Treasury Inflation-Protected Securities ("TIPS") at the end of the period, which was present to not only balance inflation risks, but to also benefit sector positions should inflation run above expectations.

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Balanced Managed Risk Portfolio
Class II	October 31, 2013	8.99%	7.41%	5.80%	1.03%	1.03%
S&P Global Managed Risk LargeMidCap Index - Conservative^		8.36%	7.95%	5.91%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions. From October 1, 2016 to May 1, 2021, BlackRock Financial Management, Inc. served as a sub-adviser to the Capital Appreciation and Income Component of the Portfolio. In addition, effective May 1, 2021 the sub-adviser to the Capital Appreciation and Income Component of the Portfolio changed from BlackRock Financial Management, Inc. to BlackRock Investment Management, LLC. No changes were made to the Portfolio's principal investment strategies or to the portfolio management team as a result of the change in sub-adviser.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 50% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Balanced Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	96.3%
Short-Term Investments	3.8%
Other Assets less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Global Atlantic Balanced Managed Risk Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 96.3%
DEBT FUNDS - 43.2%
iShares 10+ Year Investment Grade Corporate Bond ETF	88,859	$6,180,144
iShares 1-5 Year Investment Grade Corporate Bond ETF	85,715	4,618,324
iShares 3-7 Year Treasury Bond ETF	61,379	7,897,636
iShares 5-10 Year Investment Grade Corporate Bond ETF	45,001	2,667,209
iShares 7-10 Year Treasury Bond ETF	2,399	275,885
iShares Broad USD High Yield Corporate Bond ETF	27,554	1,134,949
iShares Core Total USD Bond Market ETF	161,828	8,565,556
iShares Fallen Angels USD Bond ETF	75,154	2,252,366
iShares MBS ETF	10,400	1,117,272
iShares Short Treasury Bond ETF*	16,884	1,864,331
iShares TIPS Bond ETF	62,261	8,044,121
iShares U.S. Treasury Bond ETF	259,640	6,927,195
TOTAL DEBT FUNDS		51,544,988
EQUITY FUNDS - 53.1%
iShares Core MSCI EAFE ETF	102,055	7,617,385
iShares Core S&P 500 ETF	51,510	24,569,755
iShares Core S&P Mid-Cap ETF	16,602	4,699,694
iShares Core S&P Small-Cap ETF	55,976	6,409,812
iShares ESG Aware MSCI USA ETF	82,403	8,891,284
iShares Global Financials ETF	4,541	363,553
	Shares/ Principal	Fair Value
EQUITY FUNDS - 53.1% (Continued)
iShares Global Tech ETF	19,444	$1,251,999
iShares MSCI EAFE Growth ETF	18,408	2,030,218
iShares MSCI EAFE Value ETF	70,826	3,568,922
iShares MSCI USA Min Vol Factor ETF	14,709	1,189,958
iShares MSCI USA Value Factor ETF	18,876	2,066,356
iShares U.S. Energy ETF	22,762	685,136
TOTAL EQUITY FUNDS		63,344,072
TOTAL EXCHANGE TRADED FUNDS (Cost - $94,841,054)		114,889,060
SHORT-TERM INVESTMENTS - 3.8%
MONEY MARKET FUNDS - 3.8%
Dreyfus Government Cash Management, 0.03% (a)	3,417,876	3,417,876
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)	1,143,322	1,143,322
TOTAL SHORT-TERM INVESTMENTS (Cost - $4,561,198)		4,561,198
TOTAL INVESTMENTS - 100.1% (Cost - $99,402,252)		$119,450,258
OTHER ASSETS LESS LIABILITIES - NET (0.1)%		(74,120)
TOTAL NET ASSETS - 100.0%		$119,376,138

*  Non-income producing security.

(a)  The rate shown is the annualized seven-day yield at period end.

TIPS - Treasury Inflation Protected Security

See accompanying notes to financial statements.

Global Atlantic BlackRock Selects Managed Risk Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC ("BlackRock"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2021, the Portfolio outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. The Portfolio posted a return of 10.41% compared to a benchmark return of 10.38%, a difference of 3 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Risk assets experienced another strong year in 2021, albeit with increased dispersion across sectors and regions amidst periods of increased market volatility. Global equity markets started the year off strong, as first quarter U.S. manufacturing, retail and consumer data pointed toward a robust and rapid recovery from the COVID-19 pandemic. Despite solid equity market gains, expectations of a strong U.S. recovery, rising fiscal deficits, uncertainty over future U.S. Federal Reserve (the "Fed") policy and an increase in inflation, heavily pressured the long end of the U.S. Treasury curve. As a result, the yield on the U.S. 10-year increased by approximately 70 basis points in March and caused market volatility to significantly increase. Volatility continued in the second quarter, driven by weaker than expected U.S. job growth, higher than expected inflation, and statements by the Fed that the U.S. central bank anticipated raising the federal funds rate sooner than expected. Despite this uncertainty, equity markets continued to rise based on the potential for robust economic growth in the second half of 2021, coupled with a healthy U.S. consumer and the continuation of accommodative fiscal and monetary policies. BlackRock viewed the first half of 2021 as a transition into a new market regime characterized by a recognition of the potential for robust economic growth and the eventual withdrawal of ongoing liquidity support.

Persistent inflation caused market volatility to pick up in September once again. The combination of global supply chain constraints, U.S. fiscal uncertainties, discussions of an eventual tapering of bond purchases by the Fed, and concerns regarding the global credit implications related to China's largest property developer, all conspired to weigh heavily on sentiment for risk assets as the third quarter ended. Despite this, global stocks finished 2021 strong, as investors around the world put aside immediate concerns about the contagiousness of the Omicron variant of COVID-19 and evolving global central bank policy, and instead decided to embrace risk assets as the year headed toward its close.

From a broad asset allocation perspective, positioning within equities and fixed income contributed over the period but was partially offset by an exposure to cash and cash equivalents. Within equities, stock selection and an overweight allocation to information technology contributed to performance. Security selection and an overweight to consumer discretionary and healthcare, coupled with selection in financials detracted from performance. Short positioning in index level futures focused on large cap U.S. equities to manage the overall beta of the portfolio also weighed on returns. Within fixed income, positioning within credit was additive. From a currency perspective, an overweight to the Euro and emerging market currency modestly detracted from performance.

The volatility environment experienced during the market's recovery in the second half of 2020 continued into 2021, with brief spikes in volatility occurring approximately every four to six weeks, and typically subsiding within a few days as concerns regarding COVID-19, inflation, and/or economic growth ebbed quickly. Despite these frequent volatility spikes, their amplitude and duration were generally not sufficient to warrant hedging by the managed risk component. As a result, hedging did not have a material impact on the Portfolio's overall performance in 2021.

Global Atlantic BlackRock Selects Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

How was the Portfolio positioned at period end?

At year end, relative to its reference benchmark, the Portfolio was overweight equities and meaningfully underweight fixed income. Looking ahead, BlackRock continues to believe that equities offer investors the best risk-reward opportunities across all asset classes. Despite ongoing disruptions caused by the Omicron variant of COVID-19, demand for U.S. labor remains very robust, and thus supportive of U.S. wage growth. BlackRock believes that strong consumption should continue to support both U.S. gross domestic product ("GDP") and corporate profit growth, although likely at lower growth rates than enjoyed in 2021. The team is mindful that year-over-year earnings comparisons are likely to be more difficult going forward, especially considering how sharply corporate profits have accelerated in 2021. In addition, while U.S. monetary policy is expected to remain highly accommodative by nearly any historical standard, investors are expecting increases to the Fed funds rate to begin as early as March and BlackRock anticipates real interest rates drifting moderately higher from their historic lows. While BlackRock believes these factors are likely to push equity volatility levels higher, any backup in yields is likely to be contained given the insatiable appetite for yield, coupled with the fact that the total amount of bond issuance from the U.S. Treasury is likely to decline in 2022 from 2021 levels.

At the end of the period, within equities, the Portfolio was overweight the U.S., and to a lesser extent, developed Europe, and select emerging market countries (most notably China) and was underweight Japan and Canada. The Portfolio's overweight to U.S. stocks reflects BlackRock's positive view based on continued strong U.S. economic data, coupled with the demonstrated ability of U.S. corporations to maintain their margins despite rising labor and materials costs. The Portfolio also maintained smaller overweights to Europe and China; however, positioning was reduced in the later part of the year given heightened risks to economic activity associated with the rapid spread of the Omicron variant of COVID-19. In BlackRock's view, the likelihood of lockdowns is elevated in parts of Europe, and widescale lockdowns are currently being implemented in parts of China. The Portfolio remained underweight Japan, Canada, and Australia for a variety of reasons, notably the large exposure each of those markets have to financials (both banks and insurance).

From a sector perspective, at the end of the period, the Portfolio was overweight consumer discretionary, healthcare, energy and information technology and was underweight consumer staples, financials, and real estate. BlackRock believes sector positioning will be key in an economy that while still growing at above trend levels, is likely to decelerate in 2022. Within equities, positioning reflects a barbell approach with exposure to secular growth areas particularly in consumer discretionary, healthcare, and key segments of the technology sector, balanced with quality cyclical exposure that BlackRock believes would benefit from a continued recovery in the economy and from rising input costs, including energy and materials. The Portfolio is underweight defensive sectors, notably consumer staples and real estate investment trusts ("REITs"), as BlackRock believes a continued rise in interest rates could cause these slower growing, less economically sensitive sectors to lag the broader market.

Within fixed income, at the end of the period, the Portfolio was overweight high yield credit and underweight securitized assets, investment grade credit and U.S. government bonds. The team continues to believe that given the likelihood of strong – but decelerating – U.S economic growth, coupled with ongoing inflationary pressures, U.S. real interest rates are likely headed moderately higher. Further, because BlackRock believes the proximate cause of potential stock market volatility may be due to uncertainty pertaining to the timing and magnitude of the Fed's reaction function, rather than an unexpected slowdown in economic growth, the team harbors doubts that longer duration U.S. Treasuries bonds will be as effective a hedge against equity volatility as they have been in the post-2008 Global Financial Crisis period. The Portfolio was underweight duration relative to the reference benchmark (0.82 years versus 2.68 years), as the Portfolio remains underweight agency mortgages and to a lesser extent, U.S. Treasuries. Within credit, most of the exposure is in U.S. high yield which has historically been less sensitive to duration risk as compared to investment grade debt. The team also added to securitized assets over the quarter as they believe the asset class offers attractive carry and total return potential relative to other fixed income assets.

Global Atlantic BlackRock Selects Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Selects Managed Risk Portfolio
Class II	October 31, 2013	10.41%	7.91%	4.69%	1.17%	1.17%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative^		10.38%	8.89%	6.39%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to May 1, 2019, the Capital Appreciation and Income Component of the Portfolio was managed pursuant to a different investment strategy by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser and the prior investment strategy.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Moderate Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	74.0%
Variable Insurance Trusts	19.6%
Short-Term Investments	4.5%
Other Assets less Liabilities - Net	1.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Global Atlantic BlackRock Selects Managed Risk Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 74.0%
DEBT FUNDS - 25.3%
iShares 1-3 Year Treasury Bond ETF	196,274	$16,789,278
iShares 3-7 Year Treasury Bond ETF	17,372	2,235,255
iShares 7-10 Year Treasury Bond ETF	39,040	4,489,600
iShares iBoxx $ Investment Grade Corporate Bond ETF	16,887	2,237,865
iShares iBoxx High Yield Corporate Bond ETF	104,948	9,131,526
iShares JP Morgan USD Emerging Markets Bond ETF	20,908	2,280,227
iShares MBS ETF	62,665	6,732,101
iShares Short Treasury Bond ETF	142,482	15,732,862
TOTAL DEBT FUNDS		59,628,714
EQUITY FUNDS - 48.7%
iShares Core MSCI EAFE ETF	107,760	8,043,206
iShares Core MSCI Emerging Markets ETF	56,061	3,355,811
iShares Core S&P U.S. Growth ETF	377,571	43,662,310
iShares Core S&P U.S. Value ETF	156,538	11,950,111
iShares Global Financials ETF	28,937	2,316,696
iShares Global Healthcare ETF	79,934	7,221,238
iShares MSCI Eurozone ETF	259,626	12,724,270
iShares MSCI USA Quality Factor ETF	71,696	10,436,070
iShares U.S. Basic Materials ETF	8,585	1,203,703
iShares U.S. Consumer Discretionary ETF	67,752	5,691,168
	Shares/ Principal	Fair Value
EQUITY FUNDS - 48.7% (Continued)
iShares U.S. Energy ETF	150,046	$4,516,385
iShares U.S. Industrials ETF	31,769	3,581,637
TOTAL EQUITY FUNDS		114,702,605
TOTAL EXCHANGE TRADED FUNDS (Cost - $144,529,678)		174,331,319
VARIABLE INSURANCE TRUSTS - 19.6%
ASSET ALLOCATION FUND - 19.6%
BlackRock Global Allocation VI Fund, Class I (Cost - $38,850,825)	2,595,255	46,169,588
SHORT-TERM INVESTMENTS - 4.5%
MONEY MARKET FUNDS - 4.5%
Dreyfus Government Cash Management, 0.03% (a)	7,720,928	7,720,928
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)	2,799,564	2,799,564
TOTAL SHORT-TERM INVESTMENTS (Cost - $10,520,492)		10,520,492
TOTAL INVESTMENTS - 98.1% (Cost - $193,900,995)		$231,021,399
OTHER ASSETS LESS LIABILITIES - NET 1.9%		4,522,125
TOTAL NET ASSETS - 100.0%		$235,543,524

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is managed by Franklin Advisers, Inc. ("Franklin Advisers"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2021, the Portfolio underperformed its reference benchmark, the S&P 500 Managed Risk Index – Moderate. The Portfolio posted a return of 16.87% compared to a benchmark return of 17.71% a difference of -84 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

Franklin Advisers employs a bottom-up stock selection process for the equity sleeve of the Portfolio's capital appreciation and income component, whereby the portfolio managers invest in securities without regard to benchmark comparisons. As a result, the Portfolio frequently contains sector and security allocations that may be significantly different from those of the S&P 500® Index. With respect to the equity sleeve's performance versus the S&P 500® Index, the equity sleeve of the Portfolio's capital appreciation and income component underperformed the S&P 500® Index (net of fees), posting a return of 27.53% compared to an S&P 500® Index return of 28.71%, a difference of -118 basis points.

Relative to the Portfolio's benchmark, an underweight and stock selection in financials, stock selection in consumer staples, and a combination of stock selection and an overweight in health care curbed relative performance. Factors that aided the Portfolio's performance included stock selection in the industrials sector, as well as in consumer discretionary and information technology ("IT"). The Portfolio's lack of exposure to the communication services and utilities sectors also contributed to its relative performance.

Among detractors from the Portfolio's performance, shares of medical technology company Medtronic PLC declined during the year, and the company missed revenue estimates in its most recent earnings report, citing the impact of a COVID-19 resurgence and staffing challenges in the health care industry, which pressured surgical procedure volumes. It additionally dipped in December on the news of a warning letter issued by the Food and Drug Administration about the inadequacy of medical device quality system requirements at one of its California facilities. Though Medtronic PLC's volumes remain vulnerable to the COVID-19 pandemic's path going forward, the Portfolio Managers believe its strong pipeline and proven ability to innovate should lead to promising results in the coming years. Roper Technologies, Inc., primarily an industrial software company, detracted amid some margin and cost pressures, despite strong organic growth. The company entered into agreements to divest three of its businesses in the second half of the year. In August, Roper Technologies, Inc. announced a deal to sell Zetec, Inc., a testing solutions subsidiary, for $350 million. In November, the company agreed to sell TransCore LP, a traffic management system development subsidiary, for $2.68 billion. Roper Technologies, Inc. is a high-quality company, in the view of the Portfolio Managers, and it continues to focus on improving its position in high-growth markets. Medical products supplier Becton, Dickinson and Company hindered relative performance amid concerns about the impact of the global pandemic on its routine medical procedures and a possible deceleration of Becton, Dickinson and Company's COVID-19 testing business. The Portfolio Managers believe that Becton, Dickinson and Company is using appropriately conservative estimates for its COVID-19 testing business, and that demand for related medical products and supplies will likely improve as routine health care services recover.

Among contributors, global IT services leader Accenture PLC continued to benefit from trends toward digital transformation across sectors, posting better-than-expected earnings on strong revenue growth, margin expansion and new bookings, especially for consulting services. Accenture PLC also raised its guidance amid elevated, sustained demand for digital, cloud and security services from businesses looking to improve processes and efficiency in an ongoing shift to hybrid working

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

models. The company has been strategically enhancing its cloud and digital marketing suite through buyouts and partnerships. West Pharmaceutical Services, Inc., a drug packaging and delivery company, benefited from the need for supplies, such as syringes, seals and stoppers, to distribute COVID-19 vaccines. The company's recent earnings reports documented strong growth in sales, and even stronger profit growth. West Pharmaceutical Services, Inc.'s core non-COVID business has continued to perform well, especially in biologics. The company also boosted its guidance for the full year on the back of the robust results. Lithium producer Albemarle Corporation was also a leading contributor, benefiting from improving fundamentals in the lithium market, which have been bolstered by accelerating electric vehicle penetration forecasts. Prices for lithium and lithium-based chemicals more than doubled in 2021, and demand is forecast to rise sharply over the next five years, as battery costs continue to decline.

During 2021, the fixed income sleeve of the Portfolio's capital appreciation and income component outperformed the Bloomberg U.S. Aggregate Bond Index (net of fees), posting a return of -0.62% compared to the benchmark return of -1.54%, a difference of 92 basis points.

The Portfolio's overweight allocation to high-yield ("HY") corporate bonds was the primary driver of outperformance. Exposure to collateralized loan obligations ("CLOs") contributed to performance, as did overweight allocation to senior secured floating-rate bank loans and underweight allocation to investment-grade ("IG") corporate bonds. The Portfolio's overweight to non-agency residential mortgage-backed securities ("RMBS") benefited results, as did allocation to taxable and tax-exempt municipal bonds and U.S. Treasury Inflation-Protected Securities ("TIPS"). Allocation to non-U.S. dollar denominated developed market and emerging market ("EM") debt contributed to performance, as did security selection in sovereign developed market debt. Underweight allocation and security selection in agency mortgage-backed securities ("MBS") benefited results.

Conversely, the Portfolio's security selection in IG and HY corporate bonds and senior secured floating-rate loans detracted from performance. Security selection in sovereign EM debt hindered results, as did allocation to sovereign developed market debt. Security selection in taxable municipal bonds detracted from performance, as did exposure to commercial mortgage-backed securities ("CMBS") and allocation to Fannie Mae Delegated Underwriting and Servicing ("DUS") debt. The Portfolio's U.S. duration-positioning hindered results, mainly from the five-year portion of the curve. The Portfolio's non-U.S. yield curve exposure also detracted from performance. The Portfolio's foreign currency exposure hindered results; marginal gains from short New Zealand dollar positions were more than offset by losses from long Japanese yen, Turkish lira, Australian dollar, South Korean won, Russian ruble, Uruguayan peso and short euro positions.

The volatility environment experienced during the market's recovery in the second half of 2020 continued into 2021, with brief spikes in volatility occurring approximately every four to six weeks, and typically subsiding within a few days as concerns regarding COVID-19, inflation, and/or economic growth ebbed quickly. Despite these frequent volatility spikes, their amplitude and duration were generally not sufficient to warrant hedging by the managed risk component. As a result, hedging did not have a material impact on the Portfolio's overall performance in 2021.

How was the Portfolio positioned at period end?

From a sector perspective, at the end of the period, the equity portfolio of the Portfolio's largest sector concentration was industrials, followed by IT and health care. The Portfolio added positions in shipping company J.B. Hunt Transport Services, Inc., global financial services provider JPMorgan Chase & Co., and paint maker Sherwin-Williams Company. Among the positions the Portfolio Managers sold were pharmaceuticals firm Perrigo Company PLC, capital markets company State Street Corporation, and insurer Aflac Inc.

At period end, the fixed income portion of the Portfolio remained generally overweight corporate credit sectors, including HY corporate bonds, CLOs and senior secured floating-rate bank loans (with IG corporate bonds as the exception). While IG corporate bonds remain the Portfolio's largest allocation, it was reduced in 2021 and was underweight to the sector relative to the benchmark. The Portfolio Manager believes IG corporate bonds should still benefit from above trend growth, even if gross domestic product ("GDP") and earnings growth have peaked, however, the opportunity has become less compelling to the Portfolio Manager given tight valuations and marginally worse index credit quality. The Portfolio Manager has a positive view on senior secured floating rate loans and HY corporate bonds due to an expectation of limited defaults,

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

ample issuer liquidity, strong economic underpinnings, and relative spreads. While 2022 could see continued volatility arising from persistent inflationary pressures, a shifting Fed reaction function, increased equity volatility and ongoing uncertainty from COVID-19 variants such as the latest Omicron variant, the Portfolio Manager nonetheless believes U.S. HY is positioned to provide attractive risk-adjusted returns given a combination of relative yield, moderate duration, and improving credit quality. The Portfolio Manager does not believe that there is a high probability of large-scale fundamental weakness in the loan market over the next year, especially to such a degree that it eclipses the significant technical tailwinds for floating rate assets. As a result, the Portfolio maintains a moderately bullish outlook for the bank loan sector, with the view that in 2022, technical conditions should remain strong and fundamentals broadly constructive with subdued default rates, against the backdrop of a rising interest rate environment. At the end of the period, within the securitized sectors, the Portfolio remained overweight in the residential mortgage-backed securities (RMBS) sector, as the Portfolio Manager expects continued fundamental strength of the US housing sector, bolstered by favorable supply/demand forces and historically low interest rates that should remain supportive for the sector. At the end of the period, the Portfolio remained underweight agency MBS and was short versus the benchmark in U.S. dollar duration. In terms of currency exposure, on the long side, the Portfolio's largest currency position was the Australian dollar at the end of the period.

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Class II	April 30, 2014	16.87%	10.43%	7.69%	1.23%	1.20%
S&P 500 Managed Risk Index - Moderate^		17.71%	11.25%	9.12%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to July 5, 2017, the fixed-income sleeve of the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

The sub-adviser to the equity sleeve of the Capital Appreciation and Income Component of the Portfolio changed effective March 1, 2018 due to an organizational restructuring whereby all of the investment personnel responsible for the management of the equity sleeve transitioned from Franklin Advisory Services, LLC to Franklin Advisers.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P 500 Managed Risk Index - Moderate is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	71.8%
Corporate Bonds and Notes	8.7%
U.S. Treasury Securities	5.7%
Asset Backed and Commercial Backed Securities	4.2%
Agency Mortgage Backed Securities	3.3%
Exchange Traded Funds	1.1%
Sovereign Debts	0.9%
Preferred Stocks	0.0%^
Purchased Options	0.0%^
Short-Term Investments	5.8%
Municipal Bonds	0.8%
Term Loans	0.8%
Other Assets less Liabilities - Net	(3.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

^  Represents less than 0.05%.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
COMMON STOCKS - 71.8%
AEROSPACE & DEFENSE - 2.5%
General Dynamics Corp.	11,770	$2,453,692
Raytheon Technologies Corp.	52,755	4,540,095
		6,993,787
AIR FREIGHT & LOGISTICS - 1.5%
United Parcel Service, Inc., Class B	20,475	4,388,612
BANKS - 1.0%
JPMorgan Chase & Co.	18,450	2,921,558
BEVERAGES - 1.2%
PepsiCo, Inc.	20,000	3,474,200
BIOTECHNOLOGY - 0.9%
AbbVie, Inc.	18,210	2,465,634
BUILDING PRODUCTS - 2.1%
Carlisle Cos., Inc.	8,080	2,004,810
Johnson Controls International PLC	49,775	4,047,205
		6,052,015
CAPITAL MARKETS - 0.9%
Nasdaq, Inc.	12,190	2,560,022
CHEMICALS - 7.6%
Air Products and Chemicals, Inc.	18,200	5,537,532
Albemarle Corp.	19,045	4,452,150
Ecolab, Inc.	13,100	3,073,129
Linde PLC	20,300	7,032,529
Sherwin-Williams Co. (The)	4,300	1,514,288
		21,609,628
COMMERCIAL SERVICES & SUPPLIES - 1.4%
Cintas Corp.	8,890	3,939,781
CONSUMER DISCRETIONARY SERVICES - 0.0%†
24 Hour Fitness Worldwide, Inc.*	671	671
ELECTRICAL EQUIPMENT - 0.5%
nVent Electric PLC	35,170	1,336,460
ENERGY EQUIPMENT & SERVICES - 0.0%†
Weatherford International PLC*	1,897	52,585
FOOD & STAPLES RETAILING - 0.9%
Walmart, Inc.	18,500	2,676,765
FOOD PRODUCTS - 1.1%
McCormick & Co., Inc.	30,740	2,969,791
	Shares/ Principal	Fair Value
HEALTH CARE EQUIPMENT & SUPPLIES - 7.0%
Abbott Laboratories	32,475	$4,570,531
Becton Dickinson and Co.	17,500	4,400,900
Medtronic PLC	39,500	4,086,275
Stryker Corp.	25,985	6,948,909
		20,006,615
HEALTH CARE PROVIDERS & SERVICES - 2.1%
CVS Health Corp.	9,290	958,356
UnitedHealth Group, Inc.	10,025	5,033,954
		5,992,310
HOTELS, RESTAURANTS & LEISURE - 1.3%
McDonald's Corp.	13,620	3,651,113
HOUSEHOLD PRODUCTS - 2.0%
Colgate-Palmolive Co.	26,166	2,233,006
Procter & Gamble Co. (The)	21,200	3,467,896
		5,700,902
INDUSTRIAL CONGLOMERATES - 4.6%
Honeywell International, Inc.	21,860	4,558,028
Roper Technologies, Inc.	17,115	8,418,184
		12,976,212
INSURANCE - 0.5%
Erie Indemnity Co., Class A	6,900	1,329,354
IT SERVICES - 5.0%
Accenture PLC, Class A	23,400	9,700,470
Visa, Inc., Class A	21,020	4,555,244
		14,255,714
LIFE SCIENCES TOOLS & SERVICES - 1.9%
West Pharmaceutical Services, Inc.	11,700	5,487,417
MACHINERY - 2.4%
Donaldson Co., Inc.	19,229	1,139,511
Dover Corp.	19,500	3,541,200
Pentair PLC	30,970	2,261,739
		6,942,450
MULTILINE RETAIL - 1.7%
Target Corp.	21,400	4,952,816
OIL, GAS & CONSUMABLE FUELS - 1.4%
Chevron Corp.	13,700	1,607,695
EOG Resources, Inc.	16,900	1,501,227
Exxon Mobil Corp.	15,600	954,564
		4,063,486
PHARMACEUTICALS - 2.0%
Johnson & Johnson	20,500	3,506,935
Pfizer, Inc.	35,600	2,102,180
		5,609,115

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal		Fair Value
ROAD & RAIL - 1.4%
JB Hunt Transport Services, Inc.		4,900	$1,001,560
Norfolk Southern Corp.		9,650	2,872,902
			3,874,462
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.5%
Analog Devices, Inc.		36,471	6,410,508
Texas Instruments, Inc.		33,500	6,313,745
			12,724,253
SOFTWARE - 6.9%
Microsoft Corp.		58,685	19,736,939
SPECIALTY RETAIL - 3.0%
Lowe's Cos., Inc.		20,300	5,247,144
Ross Stores, Inc.		28,100	3,211,268
			8,458,412
TEXTILES, APPAREL & LUXURY GOODS - 1.7%
NIKE, Inc., Class B		29,740	4,956,766
TRADING COMPANIES & DISTRIBUTORS - 0.8%
WW Grainger, Inc.		4,370	2,264,709
TOTAL COMMON STOCKS (Cost - $81,951,909)			204,424,554
CORPORATE BONDS AND NOTES - 8.7%
AEROSPACE & DEFENSE - 0.1%
Boeing Co. (The), 5.15%, 5/1/30		$150,000	174,927
Northrop Grumman Corp., 5.25%, 5/1/50		100,000	140,545
			315,472
AGRICULTURE - 0.1%
Altria Group, Inc., 3.40%, 5/6/30		300,000	310,692
AIRLINES - 0.3%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29 (a)		100,000	106,759
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25 (a)		300,000	315,399
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26 (a)		150,000	156,937
International Consolidated Airlines Group SA, 3.75%, 3/25/29	EUR	200,000	221,890
United Airlines 2020-1 Class B Pass-Through Trust, 4.88%, 1/15/26		44,900	46,584
United Airlines, Inc., 4.38%, 4/15/26 (a)		100,000	104,274
			951,843
BANKS - 1.0%
Banco de Chile, 2.99%, 12/9/31 (a)		200,000	197,152
Banco Santander SA, 2.75%, 12/3/30		200,000	195,921
Bank of America Corp.
3.50%, 4/19/26		500,000	538,878
2.59%, (SOFR + 2.15%), 4/29/31 (b)		100,000	101,121
	Shares/ Principal		Fair Value
BANKS - 1.0% (Continued)
Citigroup, Inc., 2.57%, (SOFR + 2.11%), 6/3/31 (b)		$100,000	$100,970
Goldman Sachs Group, Inc. (The), 1.99%, (SOFR + 1.09%), 1/27/32 (b)		300,000	287,959
HSBC Holdings PLC, 2.36%, (SOFR + 1.95%), 8/18/31 (b)		200,000	195,607
JPMorgan Chase & Co., 4.49%, (SOFR + 3.79%), 3/24/31 (b)		400,000	463,329
Morgan Stanley, 3.88%, 1/27/26		400,000	432,748
Societe Generale SA, 1.79%, (US 1 Year CMT T-Note + 1.00%), 6/9/27 (a),(b)		200,000	195,806
UniCredit SpA, 1.98%, (US 1 Year CMT T-Note + 1.20%), 6/3/27 (a),(b)		200,000	194,963
			2,904,454
BEVERAGES - 0.0%†
Anheuser-Busch Cos., LLC / Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36		100,000	120,854
BIOTECHNOLOGY - 0.1%
Regeneron Pharmaceuticals, Inc., 1.75%, 9/15/30		50,000	47,335
Royalty Pharma PLC, 2.15%, 9/2/31		300,000	283,734
			331,069
CHEMICALS - 0.4%
Alpek SAB de CV, 3.25%, 2/25/31 (a)		200,000	199,500
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)		200,000	212,700
CF Industries, Inc., 5.15%, 3/15/34		100,000	120,500
Sasol Financing USA LLC, 6.50%, 9/27/28		200,000	216,700
Unifrax Escrow Issuer Corp., 5.25%, 9/30/28 (a)		100,000	101,075
Westlake Chemical Corp., 3.38%, 6/15/30		50,000	53,043
Yara International ASA, 3.15%, 6/4/30 (a)		100,000	103,266
			1,006,784
COMMERCIAL SERVICES - 0.1%
APCOA Parking Holdings GmbH, 4.63%, 1/15/27 (a)	EUR	100,000	112,628
MPH Acquisition Holdings LLC, 5.50%, 9/1/28 (a)		100,000	101,375
Nielsen Finance LLC / Nielsen Finance Co., 4.75%, 7/15/31 (a)		100,000	98,750
			312,753
COMPUTERS - 0.1%
Presidio Holdings, Inc., 8.25%, 2/1/28 (a)		100,000	106,500
Teledyne FLIR LLC, 2.50%, 8/1/30		50,000	50,160
			156,660

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
COSMETICS & PERSONAL CARE - 0.1%
Avon Products, Inc., 6.50%, 3/15/23	$135,000	$141,581
Oriflame Investment Holding PLC, 5.13%, 5/4/26 (a)	200,000	184,200
		325,781
DIVERSIFIED FINANCIAL SERVICES - 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.40%, 10/29/33	150,000	152,918
ELECTRIC - 1.1%
Calpine Corp., 5.13%, 3/15/28 (a)	100,000	101,516
Colbun SA, 3.15%, 3/6/30 (a)	200,000	200,000
Comision Federal de Electricidad, 3.35%, 2/9/31 (a)	200,000	195,744
Dominion Energy, Inc., 3.38%, 4/1/30	100,000	106,221
Duke Energy Carolinas LLC, 6.10%, 6/1/37	100,000	135,848
Duke Energy Corp., 3.75%, 9/1/46	100,000	107,043
EDP Finance BV, 1.71%, 1/24/28 (a)	200,000	194,706
Electricite de France SA, 5.25%, (USD 10 Year Swap + 3.71%), 7/29/70 (a),(b)	400,000	414,724
Enel Finance International NV, 3.50%, 4/6/28 (a)	200,000	213,941
Exelon Corp., 4.05%, 4/15/30	200,000	222,424
InterGen NV, 7.00%, 6/30/23 (a)	200,000	198,500
Israel Electric Corp. Ltd., 4.25%, 8/14/28 (a)	200,000	219,580
Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29 (a)	100,000	101,000
PacifiCorp, 6.10%, 8/1/36	100,000	135,655
Southern Co. (The), 3.70%, 4/30/30	150,000	163,291
Talen Energy Supply LLC, 7.25%, 5/15/27 (a)	100,000	88,500
Vistra Operations Co. LLC
4.38%, 5/1/29 (a)	100,000	100,163
4.30%, 7/15/29 (a)	300,000	321,093
		3,219,949
ELECTRONICS - 0.1%
Flex Ltd., 4.88%, 5/12/30	200,000	228,270
FOOD - 0.3%
B&G Foods, Inc., 5.25%, 9/15/27	100,000	103,375
Bimbo Bakeries USA, Inc., 4.00%, 5/17/51 (a)	200,000	216,804
Cencosud SA, 4.38%, 7/17/27 (a)	200,000	214,204
JBS Finance Luxembourg Sarl
2.50%, 1/15/27 (a)	200,000	197,752
3.63%, 1/15/32 (a)	200,000	200,752
		932,887
FOREST PRODUCTS & PAPER - 0.1%
Suzano Austria GmbH, 3.13%, 1/15/32	200,000	193,502
	Shares/ Principal	Fair Value
HEALTHCARE-PRODUCTS - 0.1%
PerkinElmer, Inc., 2.25%, 9/15/31	$200,000	$194,702
STERIS Irish FinCo UnLtd Co., 2.70%, 3/15/31	100,000	100,969
		295,671
HEALTHCARE-SERVICES - 0.3%
Anthem, Inc., 4.65%, 1/15/43	100,000	125,294
Centene Corp., 3.00%, 10/15/30	100,000	101,651
CHS/Community Health Systems, Inc., 5.63%, 3/15/27 (a)	100,000	105,833
DaVita, Inc., 4.63%, 6/1/30 (a)	100,000	102,375
Kaiser Foundation Hospitals, 3.27%, 11/1/49	140,000	150,348
Orlando Health Obligated Group, 3.78%, 10/1/28	35,000	38,194
Quest Diagnostics, Inc., 2.80%, 6/30/31	245,000	253,236
		876,931
HOME BUILDERS - 0.0%†
Ashton Woods USA LLC / Ashton Woods Finance Co., 4.63%, 8/1/29 (a)	100,000	98,750
INSURANCE - 0.2%
Aflac, Inc., 3.60%, 4/1/30	100,000	110,337
Arch Capital Group Ltd., 3.64%, 6/30/50	200,000	214,743
Metropolitan Life Global Funding I, 2.95%, 4/9/30 (a)	150,000	158,331
Radian Group, Inc., 4.88%, 3/15/27	200,000	214,613
		698,024
INTERNET - 0.2%
Alibaba Group Holding Ltd., 4.40%, 12/6/57	200,000	228,019
Match Group Holdings II LLC, 3.63%, 10/1/31 (a)	100,000	97,125
Tencent Holdings Ltd., 2.39%, 6/3/30 (a)	200,000	196,077
		521,221
LEISURE TIME - 0.2%
Carnival Corp., 5.75%, 3/1/27 (a)	72,000	72,000
NCL Corp. Ltd., 5.88%, 3/15/26 (a)	200,000	199,114
Royal Caribbean Cruises Ltd., 5.50%, 8/31/26 (a)	200,000	203,360
		474,474
LODGING - 0.3%
Boyd Gaming Corp., 4.75%, 6/15/31 (a)	100,000	102,000
Genting New York LLC / GENNY Capital, Inc., 3.30%, 2/15/26 (a)	200,000	198,085
Las Vegas Sands Corp., 3.90%, 8/8/29	100,000	100,785
Melco Resorts Finance Ltd., 5.75%, 7/21/28 (a)	200,000	201,100

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
LODGING - 0.3% (Continued)
Studio City Finance Ltd., 5.00%, 1/15/29 (a)	$200,000	$179,000
Wynn Macau Ltd., 5.63%, 8/26/28 (a)	200,000	185,197
		966,167
MACHINERY-CONSTRUCTION & MINING - 0.0%†
Caterpillar, Inc., 2.60%, 4/9/30	50,000	52,154
MACHINERY-DIVERSIFIED - 0.0%†
Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	50,000	52,059
MEDIA - 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital, 2.80%, 4/1/31	200,000	197,867
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 8/15/26 (a)	200,000	100,000
Fox Corp., 3.50%, 4/8/30	200,000	215,448
Time Warner Cable LLC, 6.75%, 6/15/39	100,000	136,550
Univision Communications, Inc., 5.13%, 2/15/25 (a)	100,000	101,000
		750,865
MULTI-NATIONAL - 0.1%
African Export-Import Bank (The), 3.99%, 9/21/29 (a)	200,000	206,286
Banque Ouest Africaine de Developpement, 5.00%, 7/27/27 (a)	200,000	220,436
		426,722
OIL & GAS - 0.5%
Aker BP ASA, 4.00%, 1/15/31 (a)	200,000	216,474
BP Capital Markets America, Inc., 3.94%, 9/21/28	100,000	110,801
Continental Resources, Inc./Ok, 5.75%, 1/15/31 (a)	200,000	235,524
Ecopetrol SA
5.38%, 6/26/26	100,000	105,376
4.63%, 11/2/31	100,000	97,220
Exxon Mobil Corp., 2.61%, 10/15/30	100,000	103,750
Harvest Operations Corp., 4.20%, 6/1/23 (a)	100,000	104,056
Occidental Petroleum Corp., 6.13%, 1/1/31	100,000	121,860
Petroleos Mexicanos, 6.63%, 6/15/35	80,000	76,864
Phillips 66, 2.15%, 12/15/30	100,000	96,344
Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/29	100,000	101,552
TotalEnergies Capital International SA, 3.46%, 2/19/29	100,000	108,421
		1,478,242
	Shares/ Principal	Fair Value
OIL & GAS SERVICES - 0.1%
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 4.49%, 5/1/30	$50,000	$57,411
Schlumberger Holdings Corp., 3.90%, 5/17/28 (a)	150,000	162,153
		219,564
PACKAGING & CONTAINERS - 0.1%
Amcor Flexibles North America, Inc., 2.63%, 6/19/30	50,000	50,229
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25 (a)	150,000	150,380
Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC / Reynolds Gro, 4.00%, 10/15/27 (a)	100,000	97,250
WRKCo, Inc., 3.00%, 6/15/33	50,000	51,483
		349,342
PHARMACEUTICALS - 0.3%
AbbVie, Inc.
3.20%, 11/21/29	100,000	107,019
4.55%, 3/15/35	100,000	120,578
Bayer US Finance II LLC, 4.38%, 12/15/28 (a)	100,000	111,784
CVS Health Corp., 4.78%, 3/25/38	100,000	122,219
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc., 6.13%, 4/1/29 (a)	100,000	98,000
Prestige Brands, Inc., 3.75%, 4/1/31 (a)	100,000	97,000
Teva Pharmaceutical Finance Netherlands III BV, 5.13%, 5/9/29	100,000	98,031
		754,631
PIPELINES - 0.6%
Boardwalk Pipelines LP, 3.40%, 2/15/31	125,000	129,164
Cheniere Energy, Inc., 4.63%, 10/15/28	100,000	105,750
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 2/1/29 (a)	100,000	103,875
Energy Transfer LP
4.75%, 1/15/26	100,000	109,329
4.95%, 5/15/28	100,000	110,992
Enterprise Products Operating LLC
3.13%, 7/31/29	100,000	106,286
4.45%, 2/15/43	100,000	114,398
Rattler Midstream LP, 5.63%, 7/15/25 (a)	100,000	104,000
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	400,000	449,521
TransCanada PipeLines Ltd.
4.25%, 5/15/28	100,000	111,597
4.88%, 5/15/48	200,000	255,158

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
PIPELINES - 0.6% (Continued)
Venture Global Calcasieu Pass LLC, 4.13%, 8/15/31 (a)	$100,000	$106,000
Williams Cos., Inc. (The), 3.50%, 11/15/30	50,000	53,200
		1,859,270
REITS - 0.3%
Equinix, Inc., 1.45%, 5/15/26	50,000	49,035
Healthcare Trust of America Holdings LP, 2.00%, 3/15/31	300,000	284,177
MPT Operating Partnership LP / MPT Finance Corp, 3.50%, 3/15/31	100,000	101,125
National Retail Properties, Inc., 4.30%, 10/15/28	300,000	337,549
		771,886
RETAIL - 0.1%
Kohl's Corp., 3.38%, 5/1/31	200,000	203,903
Murphy Oil USA, Inc., 4.75%, 9/15/29	100,000	105,250
		309,153
SEMICONDUCTORS - 0.1%
SK Hynix, Inc., 2.38%, 1/19/31 (a)	200,000	192,607
SOFTWARE - 0.1%
Fiserv, Inc., 2.65%, 6/1/30	100,000	101,572
MSCI, Inc., 3.25%, 8/15/33 (a)	100,000	101,125
		202,697
TELECOMMUNICATIONS - 0.4%
Altice France SA, 5.50%, 1/15/28 (a)	200,000	198,254
AT&T, Inc., 3.50%, 6/1/41	300,000	309,169
CommScope Technologies LLC, 5.00%, 3/15/27 (a)	100,000	93,500
T-Mobile USA, Inc.
3.88%, 4/15/30	300,000	328,538
3.30%, 2/15/51	100,000	98,035
		1,027,496
TEXTILES - 0.1%
Mohawk Industries, Inc., 3.63%, 5/15/30	200,000	214,558
TRANSPORTATION - 0.2%
CSX Corp., 4.10%, 3/15/44	100,000	116,038
FedEx Corp., 4.05%, 2/15/48	200,000	225,293
First Student Bidco, Inc. / First Transit Parent, Inc., 4.00%, 7/31/29 (a)	100,000	97,200
		438,531
TRUCKING & LEASING - 0.1%
DAE Funding LLC, 1.55%, 8/1/24 (a)	200,000	198,500
TOTAL CORPORATE BONDS AND NOTES (Cost - $24,184,671)		24,693,403
	Shares/ Principal		Fair Value
U.S. TREASURY SECURITIES - 5.7%
U.S. Treasury Note
0.13%, 1/31/23		$350,000	$348,797
1.13%, 2/28/25		750,000	752,871
0.25%, 6/30/25		900,000	874,687
0.25%, 7/31/25		1,100,000	1,067,387
0.25%, 8/31/25		500,000	484,551
0.25%, 9/30/25		1,900,000	1,840,625
0.38%, 11/30/25		2,065,000	2,003,534
0.38%, 12/31/25		3,370,000	3,267,978
1.38%, 11/15/31		99,000	97,871
U.S. Treasury Bond
1.13%, 5/15/40		465,000	408,855
1.13%, 8/15/40		725,000	635,055
1.75%, 8/15/41		345,000	335,566
3.13%, 11/15/41		325,000	391,739
2.50%, 5/15/46††		915,000	1,015,150
2.25%, 8/15/46		405,000	429,917
2.75%, 8/15/47		150,000	175,242
2.75%, 11/15/47		319,000	372,869
3.13%, 5/15/48		100,000	125,469
3.00%, 8/15/48		330,000	405,410
2.88%, 5/15/49		100,000	120,957
1.25%, 5/15/50		720,000	614,362
2.38%, 5/15/51		305,000	338,359
1.88%, 11/15/51		140,000	139,541
TOTAL U.S. TREASURY SECURITIES (Cost - $16,083,832)			16,246,792
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.2%
Adagio CLO VIII DAC, 1.65%, (3 Month EUR Libor + 1.65%), 4/15/32 (a),(b)	EUR	250,000	284,329
AMMC CLO 21 Ltd., 2.23%, (3 Month US Libor + 2.10%), 11/2/30 (a),(b)		300,000	298,174
AMMC CLO XI Ltd., 2.03%, (3 Month US Libor + 1.90%), 4/30/31 (a),(b)		400,000	395,996
Antares CLO 2018-1 Ltd., 1.78%, (3 Month US Libor + 1.65%), 4/20/31 (a),(b)		250,000	248,753
BlueMountain Fuji Eur CLO V DAC, 1.55%, (3 Month EUR Libor + 1.55%), 1/15/33 (a),(b)	EUR	250,000	280,007
BRAVO Residential Funding Trust 2019-1, 3.50%, 3/25/58 (a)		37,087	37,370
BRAVO Residential Funding Trust 2019-NQM2, 3.50%, 10/25/44 (a),(c)		84,988	87,333
BX 2021-LBA3 Mortgage Trust, 1.01%, (1 Month US Libor + 0.90%), 10/15/36 (a),(b)		130,000	129,685

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.2% (Continued)
BX Commercial Mortgage Trust 2021-VOLT, 1.06%, (1 Month US Libor + 0.95%), 9/15/36 (a),(b)	$130,000	$128,799
Carlyle GMS Finance MM CLO 2015-1 LLC, 2.32%, (3 Month US Libor + 2.20%), 10/15/31 (a),(b)	250,000	248,478
CARLYLE US CLO 2017-4 Ltd., 2.92%, (3 Month US Libor + 2.80%), 1/15/30 (a),(b)	200,000	192,689
Cent CLO 21 Ltd., 3.33%, (3 Month US Libor + 3.20%), 7/27/30 (a),(b)	250,000	241,552
CIM Trust 2018-INV1, 4.00%, 8/25/48 (a),(c)	34,664	35,180
CIM Trust 2019-INV1, 4.00%, 2/25/49 (a),(c)	26,363	26,683
DBCG Mortgage Trust 2017-BBG, 0.81%, (1 Month US Libor + 0.70%), 6/15/34 (a),(b)	160,000	159,568
Eleven Madison Trust 2015-11MD Mortgage Trust, 3.55%, 9/10/35 (a),(c)	250,000	262,862
Ellington CLO III Ltd., 1.78%, (3 Month US Libor + 1.65%), 7/20/30 (a),(b)	237,220	237,247
Fannie Mae Connecticut Avenue Securities
5.35%, (1 Month US Libor + 5.25%), 10/25/23 (b)	64,378	66,631
4.50%, (1 Month US Libor + 4.40%), 1/25/24 (b)	98,832	102,441
2.70%, (1 Month US Libor + 2.60%), 5/25/24 (b)	94,558	96,167
3.00%, (1 Month US Libor + 2.90%), 7/25/24 (b)	72,828	73,944
5.00%, (1 Month US Libor + 4.90%), 11/25/24 (b)	123,210	127,983
4.10%, (1 Month US Libor + 4.00%), 5/25/25 (b)	6,582	6,599
5.10%, (1 Month US Libor + 5.00%), 7/25/25 (b)	7,344	7,363
6.10%, (1 Month US Libor + 6.00%), 9/25/28 (b)	291,153	301,127
5.40%, (1 Month US Libor + 5.30%), 10/25/28 (b)	285,830	296,704
4.55%, (1 Month US Libor + 4.45%), 1/25/29 (b)	89,595	92,781
FirstKey Homes 2020-SFR2 Trust, 1.27%, 10/19/37 (a)	149,573	145,770
Freddie Mac Structured Agency Credit Risk Debt Notes
4.10%, (1 Month US Libor + 4.00%), 8/25/24 (b)	108,933	111,038
4.00%, (1 Month US Libor + 3.90%), 12/25/27 (b)	70,911	71,027
4.80%, (1 Month US Libor + 4.70%), 4/25/28 (b)	146,340	151,140
	Shares/ Principal		Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.2% (Continued)
Freddie Mac Structured Agency Credit Risk Debt Notes (continued)
5.65%, (1 Month US Libor + 5.55%), 7/25/28 (b)		$351,134	$365,116
4.75%, (1 Month US Libor + 4.65%), 10/25/28 (b)		268,697	277,685
5.25%, (1 Month US Libor + 5.15%), 11/25/28 (b)		159,538	165,062
Halcyon Loan Advisors Funding 2018-1 Ltd., 1.93%, (3 Month US Libor + 1.80%), 7/21/31 (a),(b)		170,000	169,583
Holland Park CLO DAC, 0.92%, (3 Month EUR Libor + 0.92%), 11/14/32 (a),(b)	EUR	500,000	568,263
Home Partners of America 2021-3 Trust, 2.65%, 1/17/41 (a)		80,000	79,182
Home Partners of America Trust 2021-2, 2.30%, 12/17/26 (a)		209,877	207,052
JP Morgan Mortgage Trust, 2.50%, 6/25/52 (a),(c)		120,000	121,041
JP Morgan Mortgage Trust 2021-13, 2.50%, 4/25/52 (a),(c)		256,642	258,547
JP Morgan Mortgage Trust 2021-14, 2.50%, 5/25/52 (a),(c)		187,356	188,980
LCM XXV Ltd., 2.43%, (3 Month US Libor + 2.30%), 7/20/30 (a),(b)		440,000	436,875
Madison Park Euro Funding VIII DAC, 0.95%, (3 Month EUR Libor + 0.95%), 4/15/32 (a),(b)	EUR	600,000	682,334
Madison Park Funding XXII Ltd., 2.12%, (3 Month US Libor + 2.00%), 1/15/33 (a),(b)		250,000	250,004
Mill City Mortgage Loan Trust 2016-1, 2.50%, 4/25/57 (a),(c)		6,309	6,301
Mill City Mortgage Loan Trust 2018-4, 3.50%, 4/25/66 (a),(c)		128,892	132,376
Neuberger Berman Loan Advisers CLO 27 Ltd., 1.22%, (3 Month US Libor + 1.10%), 1/15/30 (a),(b)		649,000	647,216
New Economy Assets Phase 1 Sponsor LLC, 1.91%, 10/20/61 (a)		260,000	255,007
OBX 2021-J3 Trust, 2.50%, 10/25/51 (a),(c)		95,304	96,369
Octagon Investment Partners 33 Ltd., 2.88%, (3 Month US Libor + 2.75%), 1/20/31 (a),(b)		100,000	98,218
Octagon Investment Partners 35 Ltd., 1.23%, (3 Month US Libor + 1.10%), 1/20/31 (a),(b)		500,000	496,422
Provident Funding Mortgage Trust 2019-1, 3.00%, 12/25/49 (a),(c)		29,696	29,854
Provident Funding Mortgage Trust 2021-J1, 2.50%, 10/25/51 (a),(c)		161,080	162,578
PSMC 2021-3 Trust, 2.50%, 8/25/51 (a),(c)		326,500	330,658

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal		Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.2% (Continued)
Strata CLO I Ltd., 2.32%, (3 Month US Libor + 2.20%), 1/15/31 (a),(b)		$200,000	$198,850
TICP CLO VI Ltd., 1.24%, (3 Month US Libor + 1.12%), 1/15/34 (a),(b)		300,000	299,845
Towd Point Mortgage Trust 2017-1, 2.75%, 10/25/56 (a),(c)		40,759	41,130
Towd Point Mortgage Trust 2017-2, 2.75%, 4/25/57 (a),(c)		54,502	54,895
Towd Point Mortgage Trust 2017-3, 2.75%, 7/25/57 (a),(c)		45,342	45,810
Voya CLO 2014-1 Ltd., 2.92%, (3 Month US Libor + 2.80%), 4/18/31 (a),(b)		200,000	187,956
TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $11,848,749)			11,798,629
AGENCY MORTGAGE BACKED SECURITIES - 3.3%
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.6%
Fannie Mae Pool, 3.00%, 11/1/48		590,193	617,599
Federal National Mortgage Association
2.00%, 1/1/37 (d)		1,950,000	1,997,836
2.50%, 1/1/52 (d)		4,790,000	4,890,290
			7,505,725
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.7%
Ginnie Mae
2.00%, 1/20/52 (d)		1,000,000	1,009,531
2.50%, 1/20/52 (d)		900,000	922,219
			1,931,750
TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $9,383,576)			9,437,475
EXCHANGE TRADED FUNDS - 1.1%
DEBT FUNDS - 1.1%
SPDR Blackstone Senior Loan ETF (Cost - $2,999,711)		65,600	2,993,328
SOVEREIGN DEBTS - 0.9%
Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25 (a)		200,000	151,730
Colombia Government International Bond, 5.00%, 6/15/45		200,000	180,500
Dominican Republic International Bond, 8.90%, 2/15/23 (a)	DOP	8,000,000	144,034
Indonesia Government International Bond, 4.35%, 1/8/27 (a)		200,000	222,593
Iraq International Bond, 5.80%, 1/15/28 (a)		203,125	194,025
Mexico Government International Bond, 4.50%, 4/22/29		200,000	222,756
	Shares/ Principal	Fair Value
SOVEREIGN DEBTS - 0.9% (Continued)
Panama Government International Bond, 3.75%, 4/17/26 (a)	$70,000	$74,277
Peruvian Government International Bond, 2.78%, 1/23/31	200,000	199,002
Republic of Belarus International Bond, 7.63%, 6/29/27 (a)	200,000	182,940
Republic of South Africa Government International Bond, 5.88%, 6/22/30	200,000	222,760
Romanian Government International Bond, 6.13%, 1/22/44 (a)	130,000	170,290
Russian Foreign Bond - Eurobond, 4.88%, 9/16/23 (a)	200,000	210,560
Turkey Government International Bond, 5.25%, 3/13/30	200,000	171,862
Ukraine Government International Bond, 7.38%, 9/25/32 (a)	200,000	178,052
TOTAL SOVEREIGN DEBTS (Cost - $2,676,949)		2,525,381
MUNICIPAL BONDS - 0.8%
California Health Facilities Financing Authority
2.93%, 6/1/32	45,000	47,005
2.98%, 6/1/33	40,000	41,754
3.03%, 6/1/34	30,000	31,255
California State University, 2.72%, 11/1/52	90,000	90,780
City of Austin TX Electric Utility Revenue, 6.26%, 11/15/32	150,000	192,080
Commonwealth Financing Authority, 2.99%, 6/1/42	325,000	332,790
County of Broward FL Airport System Revenue, 3.48%, 10/1/43	50,000	51,309
Foothill-Eastern Transportation Corridor Agency, 4.09%, 1/15/49	135,000	145,107
Gilroy Unified School District, 3.36%, 8/1/47	100,000	104,683
Greenville City School District, 3.54%, 1/1/51	110,000	115,609
Massachusetts School Building Authority, 3.40%, 10/15/40	85,000	88,953
Metropolitan Transportation Authority, 4.00%, 11/15/45	95,000	108,463
New York State Dormitory Authority, 3.14%, 7/1/43	45,000	46,470
Salt Lake City Corp., 3.10%, 4/1/38	40,000	41,597
San Bernardino Community College District
2.69%, 8/1/41	250,000	251,273
2.86%, 8/1/49	150,000	150,348
San Jose Redevelopment Agency Successor Agency, 3.23%, 8/1/27	90,000	96,720
State of Illinois, 5.10%, 6/1/33	120,000	138,706
Texas State University System
2.94%, 3/15/33	35,000	37,216
3.29%, 3/15/40	30,000	31,362

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
MUNICIPAL BONDS - 0.8% (Continued)
University of Pittsburgh-of the Commonwealth System of Higher Education, 3.01%, 9/15/41	$80,000	$85,271
Utah Transit Authority, 3.44%, 12/15/42	60,000	62,554
TOTAL MUNICIPAL BONDS (Cost - $2,202,628)		2,291,305
TERM LOANS - 0.8%
24 Hour Fitness Worldwide, Inc., 1.13%, (3 Month US Libor + 1.00%), 12/29/25 (b)	31,368	22,962
Acrisure LLC 4.25%, (3 Month US Libor + 3.75%), 2/15/27 (b)	5,855	5,838
4.75%, (3 Month US Libor + 4.25%), 2/15/27 (b)	3,414	3,408
Adient US LLC, 3.59%, (3 Month US Libor + 3.50%), 4/10/28 (b)	29,850	29,819
ADMI Corp. 3.88%, (2 Month US Libor + 3.13%), 12/23/27 (b)	4,065	4,036
4.00%, (1 Month US Libor + 3.50%), 12/23/27 (b)	3,837	3,827
AI Convoy (Luxembourg) Sarl, 4.50%, 1/18/27	19,744	19,759
Air Canada, 4.25%, (3 Month US Libor + 3.50%), 8/11/28 (b)	154,806	154,170
Alliant Holdings Intermediate LLC 3.35%, (1 Month US Libor + 3.25%), 5/9/25 (b)	38,215	37,802
4.00%, (1 Month US Libor + 3.50%), 11/6/27 (b)	1,379	1,376
Allied Universal Holdco LLC, 4.25%, (3 Month US Libor + 3.75%), 5/12/28 (b)	7,182	7,151
Amentum Government Services Holdings LLC, 5.50%, (3 Month US Libor + 4.75%), 1/29/27 (b)	9,925	9,902
American Airlines, Inc., 5.50%, (3 Month US Libor + 4.75%), 4/20/28 (b)	6,131	6,342
American Trailer World Corp., 4.50%, (1 Month US Libor + 3.75%), 3/3/28 (b)	5,373	5,347
Aptean, Inc., 4.35%, (1 Month US Libor + 4.25%), 4/23/26 (b)	11,939	11,861
Apx Group, Inc., 4.00%, (1 Month US Libor + 3.50%), 7/10/28 (b)	3,018	3,010
Arches Buyer, Inc., 3.75%, (1 Month US Libor + 3.25%), 12/6/27 (b)	6,422	6,370
Ascensus Holdings, Inc., 4.00%, (3 Month US Libor + 3.50%), 8/2/28 (b)	9,079	9,032
ASP Blade Holdings, Inc, 4.50%, (1 Month US Libor + 4.00%), 10/13/28 (b)	2,142	2,140
	Shares/ Principal	Fair Value
TERM LOANS - 0.8% (Continued)
AssuredPartners, Inc. 3.60%, (1 Month US Libor + 3.50%), 2/12/27 (b)	$29,449	$29,188
4.00%, (1 Month US Libor + 3.50%), 2/12/27 (b)	2,538	2,532
Astoria Energy LLC, 4.50%, (3 Month US Libor + 3.50%), 12/10/27 (b)	1,235	1,230
Astra Acquisition Corp., 5.75%, (1 Month US Libor + 5.25%), 10/25/28 (b)	7,930	7,765
Astro One Acquisition Corp., 0.00%, 10/20/28 (e)	4,520	4,481
Asurion LLC 3.23%, (1 Month US Libor + 3.13%), 11/3/23 (b)	13,480	13,436
3.35%, (1 Month US Libor + 3.25%), 12/23/26 (b)	9,093	9,025
3.35%, (1 Month US Libor + 3.25%), 7/31/27 (b)	8,400	8,341
5.35%, (1 Month US Libor + 5.25%), 1/31/28 (b)	354	355
5.35%, (1 Month US Libor + 5.25%), 1/20/29 (b)	6,001	5,973
AthenaHealth Inc, 4.40%, (3 Month US Libor + 4.25%), 2/11/26 (b)	23,000	22,977
Atlas Purchaser, Inc., 6.00%, (3 Month US Libor + 5.25%), 5/8/28 (b)	12,151	11,908
Aveanna Healthcare LLC. 0.00%, 7/17/28(e)	1,145	1,138
4.25%, (3 Month US Libor + 3.75%), 7/17/28 (b)	4,910	4,880
Avis Budget Car Rental LLC, 1.86%, (3 Month US Libor + 1.75%), 8/6/27 (b)	84,645	83,387
Bali Finco, Inc., 0.00%, 6/30/26 (e)	6,110	6,047
Bally's Corp., 3.75%, (1 Month US Libor + 3.25%), 10/2/28 (b)	10,501	10,496
Banijay Entertainment SAS, 3.84%, (1 Month US Libor + 3.75%), 3/1/25 (b)	18,729	18,635
Barracuda Networks, Inc., 4.50%, (3 Month US Libor + 3.75%), 2/12/25 (b)	6,433	6,449
Caesars Resort Collection LLC, 2.85%, (1 Month US Libor + 2.75%), 12/23/24 (b)	28,939	28,758
CCI Buyer, Inc., 4.50%, (3 Month US Libor + 4.00%), 12/17/27 (b)	1,295	1,295
CCRR Parent, Inc., 0.00%, 3/6/28 (e)	1,791	1,788
Cengage Learning, Inc., 5.75%, (3 Month US Libor + 4.75%), 7/14/26 (b)	9,923	9,940

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
TERM LOANS - 0.8% (Continued)
Charter Next Generation, Inc., 4.50%, (1 Month US Libor + 3.75%), 12/1/27 (b)	$1,748	$1,750
CHG Healthcare Services, Inc., 4.00%, (3 Month US Libor + 3.50%), 9/29/28 (b)	2,109	2,107
Citadel Securities LP, 2.60%, (3 Month US Libor + 2.50%), 2/2/28 (b)	9,925	9,855
City Brewing Co., LLC, 4.25%, (3 Month US Libor + 3.50%), 4/5/28 (b)	7,389	6,979
Clarios Global LP, 3.35%, (1 Month US Libor + 3.25%), 4/30/26 (b)	16,947	16,832
Clear Channel Outdoor Holdings, Inc., 3.63%, (3 Month US Libor + 3.50%), 8/21/26 (b)	9,849	9,705
Cloudera, Inc. 4.25%, (1 Month US Libor + 3.75%), 10/8/28 (b)	4,364	4,347
6.50%, (1 Month US Libor + 6.00%), 10/8/29 (b)	1,860	1,855
CNT Holdings I Corp., 4.25%, (3 Month US Libor + 3.50%), 11/8/27 (b)	1,784	1,784
Cobham Ultra US Co. Borrower LLC, 0.00%, 11/17/28 (e)	2,410	2,401
Commscope, Inc., 3.35%, (1 Month US Libor + 3.25%), 4/6/26 (b)	29,398	28,988
Conair Holdings LLC, 4.25%, (3 Month US Libor + 3.75%), 5/17/28 (b)	9,975	9,970
Cornerstone OnDemand, Inc., 4.25%, (3 Month US Libor + 3.75%), 10/16/28 (b)	8,071	8,039
Coty, Inc., 2.35%, (3 Month US Libor + 2.25%), 4/7/25 (b)	63,427	62,555
CSC Holdings LLC, 2.36%, (3 Month US Libor + 2.25%), 7/17/25 (b)	36,275	35,686
Cushman & Wakefield U.S. Borrower, LLC., 2.84%, (1 Month US Libor + 2.75%), 8/21/25 (b)	9,899	9,823
Cyanco Intermediate 2 Corp., 3.59%, (1 Month US Libor + 3.50%), 3/16/25 (b)	12,132	11,974
DCert Buyer, Inc., 4.10%, (1 Month US Libor + 4.00%), 10/16/26 (b)	19,650	19,599
Delta Air Lines, Inc., 4.75%, (3 Month US Libor + 3.75%), 10/20/27 (b)	5,518	5,829
DexKo Global, Inc. 4.25%, (3 Month US Libor + 3.75%), 10/4/28 (b)	1,804	1,796
4.25%, (3 Month US Libor + 3.75%), 10/4/28 (b)	344	342
	Shares/ Principal	Fair Value
TERM LOANS - 0.8% (Continued)
Dynasty Acquisition Co., Inc. 3.63%, (3 Month US Libor + 3.50%), 4/6/26 (b)	$42,867	$41,643
3.72%, (3 Month US Libor + 3.50%), 4/6/26 (b)	79,733	77,455
ECI Macola/Max Holding LLC, 4.50%, (3 Month US Libor + 3.75%), 11/9/27 (b)	7,070	7,065
Edelman Financial Engines Center LLC, (The), 4.25%, (1 Month US Libor + 3.50%), 4/7/28 (b)	19,900	19,870
eResearch Technology, Inc., 5.50%, (1 Month US Libor + 4.50%), 2/4/27 (b)	2,158	2,163
Evergreen AcqCo 1 LP, 6.25%, (3 Month US Libor + 5.50%), 4/26/28 (b)	9,100	9,040
FINThrive Software, Inc. Holdings, Inc., 0.00%, 11/18/28 (e)	4,043	4,040
First Brands Group, LLC, 6.00%, (3 Month US Libor + 5.00%), 3/30/27 (b)	15,970	16,018
First Student Bidco, Inc. 3.50%, (3 Month US Libor + 3.00%), 7/13/28 (b)	2,477	2,465
3.50%, (3 Month US Libor + 3.00%), 7/21/28 (b)	914	910
Flynn Restaurant Group LP, 0.00%, 12/4/28 (e)	4,555	4,493
Gainwell Acquisition Corp., 4.75%, (3 Month US Libor + 4.00%), 10/1/27 (b)	28,470	28,513
Global Medical Response, Inc., 5.25%, (3 Month US Libor + 4.25%), 3/14/25 (b)	3,764	3,746
Global Tel Link Corp., 4.35%, (1 Month US Libor + 4.25%), 11/29/25 (b)	38,815	37,650
Golden Nugget LLC, 3.25%, (3 Month US Libor + 2.50%), 10/4/23 (b)	2,880	2,860
Great Outdoors Group LLC, 4.50%, (3 Month US Libor + 3.75%), 3/6/28 (b)	24,423	24,428
Greeneden US Holdings II LLC, 4.75%, (1 Month US Libor + 4.00%), 12/1/27 (b)	9,606	9,634
Heartland Dental LLC, 4.09%, (3 Month US Libor + 4.00%), 4/30/25 (b)	2,798	2,791
Highline AfterMarket Acquisition LLC, 5.25%, (1 Month US Libor + 4.50%), 11/9/27 (b)	6,870	6,759
Hilton Grand Vacations Borrower LLC, 3.50%, (1 Month US Libor + 3.00%), 8/2/28 (b)	17,955	17,968
Hunter Holdco 3 Limited, 4.75%, (3 Month US Libor + 4.25%), 8/19/28 (b)	3,699	3,696
Hyland Software, Inc., 4.25%, (3 Month US Libor + 3.50%), 7/1/24 (b)	7,367	7,389
ICON Luxembourg SARL, 3.00%, (3 Month US Libor + 2.50%), 7/3/28 (b)	3,642	3,640

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
TERM LOANS - 0.8% (Continued)
Idera, Inc., 4.50%, (1 Month US Libor + 3.75%), 3/2/28 (b)	$12,921	$12,901
IGT Holding IV AB, 4.00%, (3 Month US Libor + 3.50%), 3/31/28 (b)	16,360	16,309
Illuminate Buyer LLC, 3.60%, (1 Month US Libor + 3.50%), 6/30/27 (b)	3,390	3,366
Indigo Merger Sub Inc., 3.00%, (3 Month US Libor + 2.50%), 7/3/28 (b)	907	907
Ineos US Petrochem, LLC, 3.25%, (1 Month US Libor + 2.75%), 1/29/26 (b)	7,492	7,466
IRB Holding Corp., 4.25%, (3 Month US Libor + 3.25%), 12/15/27 (b)	6,556	6,549
Ivanti Software, Inc., 5.25%, (3 Month US Libor + 4.25%), 12/1/27 (b)	9,950	9,953
Jane Street Group, LLC, 2.85%, (1 Month US Libor + 2.75%), 1/26/28 (b)	8,553	8,480
Jazz Financing Lux SARL, 4.00%, (1 Month US Libor + 3.50%), 5/5/28 (b)	3,807	3,820
Kenan Advantage Group, Inc. (The), 4.50%, (1 Month US Libor + 3.75%), 3/24/26 (b)	52,003	51,750
Kuehg Corp., 4.75%, (3 Month US Libor + 3.75%), 2/21/25 (b)	39,590	38,714
LaserShip, Inc, 5.25%, (1 Month US Libor + 4.50%), 4/30/28 (b)	4,182	4,182
Logmein, Inc., 4.84%, (3 Month US Libor + 4.75%), 8/31/27 (b)	32,538	32,325
LSF11 AS Holdco LLC, 4.25%, (3 Month US Libor + 3.75%), 10/15/28 (b)	973	971
Lucid Energy Group II Borrower LLC, 5.00%, (3 Month US Libor + 4.25%), 11/22/28 (b)	4,544	4,485
Madison IAQ LLC, 3.75%, (1 Month US Libor + 3.25%), 6/21/28 (b)	4,384	4,377
Madison Safety & Flow LLC, 0.00%, 12/14/28 (e)	2,504	2,501
Magenta Buyer LLC, 5.75%, (3 Month US Libor + 5.00%), 7/27/28 (b)	16,902	16,844
McGraw-Hill Education, Inc., 5.25%, (1 Month US Libor + 4.75%), 7/28/28 (b)	14,098	14,019
Medline Borrower, LP, 3.75%, (1 Month US Libor + 3.25%), 10/23/28 (b)	4,738	4,736
MH Sub I, LLC, 4.75%, (1 Month US Libor + 3.75%), 9/13/24 (b)	8,307	8,316
	Shares/ Principal	Fair Value
TERM LOANS - 0.8% (Continued)
Michaels Companies, Inc. (The), 5.00%, (3 Month US Libor + 4.25%), 4/15/28 (b)	$9,950	$9,852
Mitchell International, Inc., 4.25%, (1 Month US Libor + 3.75%), 10/16/28 (b)	9,298	9,235
Motion Finco, LLC
0.00%, 11/12/26 (e)	87,086	84,986
3.47%, (3 Month US Libor + 3.25%), 11/12/26 (b)	12,415	12,116
MPH Acquisition Holdings LLC, 4.75%, (1 Month US Libor + 4.25%), 9/1/28 (b)	6,299	6,138
NIC Acquisition Corp., 4.50%, (3 Month US Libor + 3.75%), 12/29/27 (b)	13,137	12,940
Numericable U.S. LLC, 4.12%, (2 Month US Libor + 4.00%), 8/14/26 (b)	9,793	9,734
Osmosis Debt Merger Sub, Inc. 4.50%, (1 Month US Libor + 4.00%), 7/31/28 (b)	8,539	8,545
Pactiv Evergreen Group Holdings, Inc., 4.00%, (1 Month US Libor + 3.50%), 9/25/28 (b)	3,675	3,666
Pathway Vet Alliance LLC, 3.85%, (1 Month US Libor + 3.75%), 3/31/27 (b)	19,328	19,248
PECF USS Intermediate Holding Corp., 4.75%, (3 Month US Libor + 4.25%), 11/4/28 (b)	2,409	2,410
Peraton Corp., 4.50%, (1 Month US Libor + 3.75%), 2/1/28 (b)	13,385	13,380
PetsMart, LLC, 4.50%, (3 Month US Libor + 3.75%), 2/11/28 (b)	3,535	3,537
PetVet Care Centers LLC, 0.00%, 2/14/25 (e)	2,012	2,009
Phoenix Guarantor, Inc., 3.35%, (1 Month US Libor + 3.25%), 3/5/26 (b)	22,340	22,173
Phoenix Newco, Inc., 4.50%, (3 Month US Libor + 4.00%), 11/15/28 (b)	2,323	2,322
Pitney Bowes, Inc., 4.11%, (1 Month US Libor + 4.00%), 3/17/28 (b)	37,296	37,273
Playtika Holding Corp., 2.85%, (1 Month US Libor + 2.75%), 3/13/28 (b)	4,237	4,214
Pluto Acquisition I, Inc., 4.18%, (3 Month US Libor + 4.00%), 6/22/26 (b)	4,440	4,417
Polaris Newco LLC, 4.50%, (3 Month US Libor + 4.00%), 6/2/28 (b)	13,277	13,265
Pre Paid Legal Services, Inc., 0.00%, 12/7/28 (e)	5,088	5,054
Primary Products Finance LLC, 0.00%, 10/25/28 (e)	3,081	3,081
Prime Security Services Borrower, LLC, 3.50%, (1 Month US Libor + 2.75%), 9/23/26 (b)	17,826	17,799

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
TERM LOANS - 0.8% (Continued)
Quest Software U.S. Holdings, Inc., 4.38%, (3 Month US Libor + 4.25%), 5/16/25 (b)	$19,746	$19,709
Radiate Holdco LLC, 0.00%, 9/25/26 (e)	10,890	10,845
Radiology Partners, Inc., 4.34%, (3 Month US Libor + 4.25%), 7/9/25 (b)	5,069	4,989
Raptor Acquisition Corp., 4.75%, (3 Month US Libor + 4.00%), 11/1/26 (b)	3,718	3,725
Red Planet Borrower LLC, 4.25%, (3 Month US Libor + 3.75%), 10/2/28 (b)	4,448	4,419
Rent-A-Center, Inc., 3.75%, (1 Month US Libor + 3.25%), 2/17/28 (b)	32,212	32,112
Restoration Hardware, Inc., 3.00%, (3 Month US Libor + 2.50%), 10/20/28 (b)	6,666	6,646
Reverb Buyer, Inc.
1.00%, (1 Month US Libor + 1.00%), 11/1/28 (b)	555	554
4.00%, (1 Month US Libor + 3.50%), 11/1/28 (b)	2,916	2,910
Revint Intermediate II LLC, 0.00%, 10/15/27 (e)	2,119	2,119
Rocket Software, Inc., 4.35%, (1 Month US Libor + 4.25%), 11/28/25 (b)	9,229	9,164
Russell Investments U.S. Institutional Holdco, Inc., 4.50%, (1 Month US Libor + 3.50%), 5/30/25 (b)	15,000	14,985
SCIH Salt Holdings, Inc., 4.75%, (3 Month US Libor + 4.00%), 3/16/27 (b)	8,725	8,631
Sedgwick Claims Management Services, Inc., 3.35%, (1 Month US Libor + 3.25%), 12/31/25 (b)	9,898	9,813
Sovos Compliance LLC
5.00%, (1 Month US Libor + 4.50%), 8/11/28 (b)	1,927	1,930
5.00%, (1 Month US Libor + 4.50%), 8/11/28 (b)	333	334
Sparta U.S. HoldCo LLC, 4.25%, (3 Month US Libor + 3.50%), 8/2/28 (b)	4,700	4,701
Staples, Inc., 5.13%, (3 Month US Libor + 5.00%), 4/16/26 (b)	19,458	18,769
Thor Industries, Inc., 3.13%, (1 Month US Libor + 3.00%), 2/1/26 (b)	56,011	56,025
Tiger Acquisition LLC, 3.75%, (3 Month US Libor + 3.25%), 6/1/28 (b)	22,444	22,283
Tory Burch LLC, 3.50%, (3 Month US Libor + 3.00%), 4/16/28 (b)	3,928	3,918
Triton Water Holdings, Inc., 4.00%, (3 Month US Libor + 3.50%), 3/31/28 (b)	3,833	3,788
Truck Hero, Inc., 4.00%, (1 Month US Libor + 3.25%), 1/31/28 (b)	2,165	2,151
U.S. Anesthesia Partners, Inc., 4.75%, (3 Month US Libor + 4.25%), 10/2/28 (b)	3,670	3,657
U.S. Renal Care, Inc., 5.13%, (1 Month US Libor + 5.00%), 6/26/26 (b)	15,283	14,830
U.S. Silica Co., 0.00%, 5/1/25 (e)	9,896	9,658
	Shares/ Principal	Fair Value
TERM LOANS - 0.8% (Continued)
UKG, Inc., 3.75%, (3 Month US Libor + 3.25%), 5/4/26 (b)	$5,201	$5,170
United AirLines Inc, 4.50%, (3 Month US Libor + 3.75%), 4/21/28 (b)	29,875	29,915
Univision Communications, Inc., 4.00%, (3 Month US Libor + 3.25%), 3/15/26 (b)	14,595	14,608
US Radiology Specialists, Inc., 0.00%, 12/15/27 (e)	4,918	4,907
USIC Holdings, Inc., 4.25%, (1 Month US Libor + 3.50%), 5/12/28 (b)	7,730	7,712
Valeant Pharmaceuticals International , 3.10%, (1 Month US Libor + 3.00%), 6/2/25 (b)	30,363	30,203
Varsity Brands Holdings, 4.50%, 1 Month US Libor + 3.50%), 12/16/24 (b)	84,685	82,968
VC GB Holdings I Corp., 4.00%, (3 Month US Libor + 3.50%), 7/21/28 (b)	1,990	1,972
Veritas US Inc., 6.00%, (3 Month US Libor + 5.00%), 9/1/25 (b)	14,921	14,907
Verscend Holding Corp., 4.10%, (1 Month US Libor + 4.00%), 8/27/25 (b)	9,824	9,812
Vertex Aerospace Service, 0.00%, 12/6/28 (e)	4,135	4,123
Vertical Midco Gmbh, 4.00%, (1 Month US Libor + 3.50%), 7/30/27 (b)	15,622	15,620
Waystar Technologies, Inc., 4.09%, (1 Month US Libor + 4.00%), 10/22/26 (b)	19,650	19,617
Westjet Airlines Ltd., 4.00%, (3 Month US Libor + 3.00%), 12/11/26 (b)	55,895	54,110
Whatabrands LLC, 3.75%, (1 Month US Libor + 3.25%), 8/3/28 (b)	3,935	3,917
Woof Holdings, Inc., 4.50%, (3 Month US Libor + 3.75%), 12/21/27 (b)	2,350	2,350
TOTAL TERM LOANS (Cost - $2,354,569)		2,355,569
PREFERRED STOCKS - 0.0%†
CONSUMER DISCRETIONARY SERVICES - 0.0%†
24 Hour Fitness Worldwide, Inc., 0.00% (Cost - $2,145)	1,589	2,979

	Contracts	Notional Amount
PURCHASED OPTIONS - 0.0%†
EUR/RUB, Deutsche Bank, October 2022, Call @ 83.32 RUB	341,000	28,412,120,000	RUB	5,512
EUR/NOK, Citibank, October 2022, Call @ 9.37 NOK	227,000	2,126,990,000	NOK	1,382
TOTAL PURCHASED OPTIONS (Cost - $9,584)				$6,894

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
SHORT-TERM INVESTMENTS - 5.8%
MONEY MARKET FUNDS - 5.8%
Dreyfus Government Cash Management, 0.03% (f)	8,189,373	$8,189,373
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (f)	8,398,194	8,398,194
TOTAL SHORT-TERM INVESTMENTS (Cost - $16,587,567)		16,587,567
TOTAL INVESTMENTS - 103.1% (Cost - $170,285,890)		$293,363,876
OTHER ASSETS LESS LIABILITIES - NET (3.1)%		(8,766,403)
TOTAL NET ASSETS - 100.0%		$284,597,473

*  Non-income producing security.

†  Represents less than 0.05%.

††  A portion of this investment is held as collateral for derivative investments.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2021, these securities amounted to $21,878,336 or 7.7% of net assets.

(b)  Variable rate security. The rate shown is the rate in effect at period end.

(c)  Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

(d)  When-issued, or delayed delivery, all or a portion may be subject to dollar-roll transactions.

(e)  The loan will settle after December 31, 2021. The interest rate, based on the LIBOR and the agreed upon spread on trade date, will be determined at the time of settlement.

(f)  The rate shown is the annualized seven-day yield at period end.

CLO - Collateralized Loan Obligation

CMT - Treasury Constant Maturity Rate

DOP - Dominican Peso

EUR - EURO

Libor - London Interbank Offer Rate

PLC - Public Limited Company

SOFR - Secured Overnight Financing Rate

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 2 Year Note Future	JP Morgan Securities LLC	20	3/31/2022	$4,363,437	$(4,284)
U.S. Ultra Bond Future	JP Morgan Securities LLC	12	3/22/2022	2,365,500	51,750
					47,466
SHORT FUTURES CONTRACTS
U.S. 10 Year Note Future	JP Morgan Securities LLC	1	3/22/2022	130,469	(1,537)
U.S. 10 Year Ultra Future	JP Morgan Securities LLC	7	3/22/2022	1,025,063	6,271
U.S. 5 Year Note Future	JP Morgan Securities LLC	22	3/31/2022	2,661,484	2,235
U.S. Long Bond Future	JP Morgan Securities LLC	4	3/22/2022	641,750	(8,875)
					(1,906)
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$45,560

INTEREST RATE SWAPTIONS PURCHASED
Counterparty	Description*	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount†	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Citibank NA	Call - IRS Swaption	Pays 3 months US Libor	Receive 1.35%	05/16/22	$2,400,000	$15,272	$17,580	$(2,308)
TOTAL FAIR VALUE, PREMIUMS PAID AND NET UNREALIZED DEPRECIATION ON INTEREST RATE SWAPTIONS PURCHASED						$15,272	$17,580	$(2,308)
INTEREST RATE SWAPTIONS WRITTEN
Counterparty	Description*	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount†	Fair Value	Premiums Received	Unrealized Appreciation (Depreciation)
Citibank NA	Put - IRS Swaption	Receive 3 months US Libor	Pays 1.75%	05/16/22	$2,400,000	$(11,125)	$(18,312)	$7,187
TOTAL FAIR VALUE, PREMIUMS RECEIVED AND NET UNREALIZED APPRECIATION ON INTEREST RATE SWAPTIONS WRITTEN						$(11,125)	$(18,312)	$7,187

*  The Fund may receive or pay a variable rate.

†  Unless otherwise indicated, notional amount is shown in USD.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

CREDIT DEFAULT SWAPS
Counterparty	Reference Obligation/ Index	Payment Frequency	Buy/Sell Protection	Fixed Rate Received	Fixed Rate Paid	Credit Rating*	Expiration Date	Notional Amount**	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank NA	Avon Products, Inc.	Quarterly	Sell	–	5.00%	BB1	03/20/23	$135,000	$(6,467)	$(4,770)	$(1,697)
Citibank NA	Nabors Industries, Inc.	Quarterly	Buy	1.00%	–	CCC-	12/20/23	170,000	(17,103)	(10,001)	(7,102)
Citibank NA	MCDX.NA.31	Quarterly	Buy	1.00%	–	NR	12/20/23	1,050,000	12,912	4,186	8,726
JP Morgan	Air France-KLM	Quarterly	Buy	5.00%	–	NR	12/20/25	80,000	2,153	(423)	2,576
JP Morgan	Air France-KLM	Quarterly	Buy	5.00%	–	NR	06/20/26	80,000	1,944	1,255	689
Citibank NA	Carnival Corp.	Quarterly	Buy	1.00%	–	B-	12/20/26	100,000	(13,622)	(12,043)	(1,579)
JP Morgan	Nordstrom, Inc.	Quarterly	Buy	1.00%	–	BB+	12/20/26	165,000	(17,644)	(13,997)	(3,647)
JP Morgan	United Airlines Holdings, Inc.	Quarterly	Buy	5.00%	–	B	12/20/26	15,000	559	432	127
JP Morgan	United Airlines Holdings, Inc.	Quarterly	Buy	5.00%	–	B	12/20/26	10,000	372	308	64
Citibank NA	Carnival Corp.	Quarterly	Buy	1.00%	–	B-	12/20/26	20,000	(2,724)	(2,584)	(140)
Citibank NA	Carnival Corp.	Quarterly	Buy	1.00%	–	B-	12/20/26	8,000	(1,090)	(1,288)	198
Citibank NA	CDX.NA.HY.37	Quarterly	Sell	–	5.00%	NR	12/20/26	187,500	(17,451)	(17,034)	(417)
Citibank NA	CDX.NA.HY.37	Quarterly	Sell	–	5.00%	NR	12/20/26	187,500	(17,451)	(17,136)	(315)
TOTAL FAIR VALUE, PREMIUM PAID (RECEIVED) AND NET UNREALIZED DEPRECIATION ON CREDIT DEFAULT SWAPS									$(75,612)	$(73,095)	$(2,517)

*  Credit ratings for the underlying securities in the index are assigned based on the higher ratings of either Moody's or S&P. If both are unrated, then Fitch is used. If all three agencies are unrated, a credit rating is assigned using an internal credit analyst rating.

**  The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

NR - Not Rated

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Counterparty	Currency Units to Receive		In Exchange For		Unrealized Appreciation (Depreciation)
01/19/22	JP Morgan Chase Bank	213,000	AUD	157,219	USD	$(2,348)
01/19/22	JP Morgan Chase Bank	182,500,000	KRW	157,877	USD	(4,423)
01/19/22	JP Morgan Chase Bank	220,000	SGD	161,785	USD	1,382
01/19/22	JP Morgan Chase Bank	162,626	USD	220,000	SGD	(542)
03/01/22	JP Morgan Chase Bank	250,000	AUD	184,597	USD	(2,808)
03/01/22	JP Morgan Chase Bank	172,836	USD	245,000	NZD	5,246
03/18/22	JP Morgan Chase Bank	804,546	USD	707,660	EUR	(1,492)
03/22/22	JP Morgan Chase Bank	965,000	TRY	99,577	USD	(31,892)
03/22/22	JP Morgan Chase Bank	82,124	USD	965,000	TRY	14,439
06/07/22	JP Morgan Chase Bank	1,430,979	USD	1,260,000	EUR	(7,322)
06/22/22	JP Morgan Chase Bank	12,765,000	JPY	112,811	USD	(1,718)
TOTAL NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(31,478)

AUD - Australian Dollar

EUR - Euro

JPY - Japanese Yen

KRW - South Korean Won

NZD - New Zealand Dollar

SGD - Singapore Dollar

TRY - Turkish Lira

USD - United States Dollar

See accompanying notes to financial statements.

Global Atlantic Growth Managed Risk Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC ("BlackRock")1, while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2021, the Portfolio modestly outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive. The Portfolio posted a return of 14.69% compared to a benchmark return of 14.49%, a difference of 20 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

The Portfolio's overweight to equities was the largest driver of its returns, as stocks outperformed bonds overall and domestic stocks broadly outperformed their international counterparts. Within equities, the Portfolio's strategic allocation to, and rotation among, factors – along with its strategic overweight to financial stocks – were largely detractors from performance, as were international stocks. In equities, the Portfolio maintained an overweight to the U.S. relative to international markets and benefited from positions in technology and energy equities during the year. The Portfolio's factor exposures detracted from performance.

On the fixed income side, longer-duration U.S. Treasuries sold off and the curve bear steepened to start the year, then rallied considerably as COVID-19's Delta variant reversed trends, only for inflation to force the U.S. Federal Reserve's ("the "Fed") hand by the end of the year. While returns were negative across all fixed income asset classes, shifts in duration and the spread tightening in lower-quality credit bonds were sources of outperformance for the Portfolio. The Portfolio benefited from its treasuries allocation during the bull flattening periods. During the reopening phases of the COVID-19 pandemic, the Portfolio's increased holdings in credit helped outperform the fixed income benchmark.

The volatility environment experienced during the market's recovery in the second half of 2020 continued into 2021, with brief spikes in volatility occurring approximately every four to six weeks, and typically subsiding within a few days as concerns regarding COVID-19, inflation, and/or economic growth ebbed quickly. Despite these frequent volatility spikes, their amplitude and duration were generally not sufficient to warrant hedging by the managed risk component. As a result, hedging did not have a material impact on the Portfolio's overall performance in 2021.

How was the Portfolio positioned at period end?

At year-end, the Portfolio was 2.5% overweight equities relative to fixed income, as BlackRock's investment team believes the risk-reward in fixed income was diminished and challenged given interest rates at currently low levels and the persistent threat of inflation. BlackRock's investment team believes that despite the concerns over the Omicron variant of COVID-19 and the Fed's tapering-then-hike plans, expectations surrounding growth and earnings remain strong, which should lead to more equity outperformance in 2022. BlackRock believes that the case for cyclical assets like equities and commodities remains intact for 2022, with key drivers being continued supply constraints, higher wages, and the cautiously slow removal of some policy and fiscal support by non-U.S. central banks. As the holidays led to COVID-19 case surges, some caution has returned in the U.S. and with international markets continuing to lag from slower global demand, BlackRock's investment

1  Prior to May 1, 2021, BlackRock Financial Management, Inc. served as a sub-adviser to the Capital Appreciation and Income Component of the Portfolio.

Global Atlantic Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

view was to position the Portfolio for the ongoing post-COVID-19 "restart" and the maturing cycle as interest rate hikes begin amidst strong economic growth.

Within fixed income, BlackRock's investment team favors a shorter duration bias, particularly within investment grade and high yield credit. This was partially offset with longer duration holdings in U.S. Treasury Inflation-Protected Securities ("TIPS") at the end of the period, which was present to not only balance inflation risks, but to also benefit sector positions should inflation run above expectations.

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Growth Managed Risk Portfolio
Class II	April 30, 2014	14.69%	9.39%	6.25%	1.01%	0.98%
S&P Global Managed Risk LargeMidCap Index - Moderate Aggressive^		14.49%	10.70%	7.14%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions. From October 1, 2016 to May 1, 2021, BlackRock Financial Management, Inc. served as a sub-adviser to Capital Appreciation and Income Component of the Portfolio. In addition, effective May 1, 2021 the sub-adviser to the Capital Appreciation and Income Component of the Portfolio changed from BlackRock Financial Management, Inc. to BlackRock Investment Management, LLC. No changes were made to the Portfolio's principal investment strategies or to the portfolio management team as a result of the change in sub-adviser.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Moderate Aggressive is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 20% to the underlying bond index.

Global Atlantic Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	96.5%
Short-Term Investments	3.1%
Other Assets less Liabilities - Net	0.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic Growth Managed Risk Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 96.5%
DEBT FUNDS - 13.7%
iShares 10+ Year Investment Grade Corporate Bond ETF	77,087	$5,361,401
iShares 10-20 Year Treasury Bond ETF	26,210	3,889,564
iShares 1-5 Year Investment Grade Corporate Bond ETF	134,964	7,271,860
iShares Core Total USD Bond Market ETF	219,748	11,631,262
iShares MBS ETF	36,541	3,925,599
iShares Short Treasury Bond ETF	52,681	5,817,036
iShares TIPS Bond ETF	61,986	8,008,591
iShares U.S. Treasury Bond ETF	410,804	10,960,251
TOTAL DEBT FUNDS		56,865,564
EQUITY FUNDS - 82.8%
iShares Core MSCI EAFE ETF	560,587	41,842,213
iShares Core S&P 500 ETF	274,465	130,917,060
iShares Core S&P Mid-Cap ETF	92,725	26,248,593
iShares Core S&P Small-Cap ETF	178,019	20,384,956
iShares ESG Aware MSCI USA ETF	576,213	62,173,383
iShares Global Financials ETF	29,796	2,385,468
iShares Global Tech ETF	126,071	8,117,712
iShares MSCI EAFE Growth ETF	112,283	12,383,692
	Shares/ Principal	Fair Value
EQUITY FUNDS - 82.8% (Continued)
iShares MSCI EAFE Value ETF	258,978	$13,049,901
iShares MSCI USA Min Vol Factor ETF	51,223	4,143,941
iShares MSCI USA Value Factor ETF	131,057	14,346,810
iShares U.S. Energy ETF	227,807	6,856,991
TOTAL EQUITY FUNDS		342,850,720
TOTAL EXCHANGE TRADED FUNDS (Cost - $256,865,752)		399,716,284
SHORT-TERM INVESTMENTS - 3.1%
MONEY MARKET FUNDS - 3.1%
Dreyfus Government Cash Management, 0.03% (a)	8,843,134	8,843,134
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)	3,916,045	3,916,045
TOTAL SHORT-TERM INVESTMENTS (Cost - $12,759,179)		12,759,179
TOTAL INVESTMENTS - 99.6% (Cost - $269,624,931)		$412,475,463
OTHER ASSETS LESS LIABILITIES - NET 0.4%		1,784,490
TOTAL NET ASSETS - 100.0%		$414,259,953

(a)  The rate shown is the annualized seven-day yield at period end.

TIPS - Treasury Inflation Protected Security

FUTURES CONTRACTS
SHORT FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Future	Goldman Sachs & Co.	25	3/18/2022	$2,803,500	$(84,030)
MSCI EAFE Future	Goldman Sachs & Co.	53	3/18/2022	6,152,770	(148,140)
NASDAQ 100 E-Mini Future	Goldman Sachs & Co.	3	3/18/2022	979,245	(20,590)
S&P 500 E-Mini Future	Goldman Sachs & Co.	76	3/18/2022	18,082,300	(612,792)
S&P MID 400 E-Mini Future	Goldman Sachs & Co.	12	3/18/2022	3,405,240	(137,930)
TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(1,003,482)

See accompanying notes to financial statements.

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC ("BlackRock")1, while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2021, the Portfolio outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. The Portfolio posted a return of 11.91% compared to a benchmark return of 10.38%, a difference of 153 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

The Portfolio's overweight to equities was the largest driver of its returns, as stocks outperformed bonds overall and domestic stocks broadly outperformed their international counterparts. Within equities, the Portfolio's strategic allocation to, and rotation among, factors – along with its strategic overweight to financial stocks – were largely detractors from performance, as were international stocks. In equities, the Portfolio maintained an overweight to the U.S. relative to international markets and benefited from positions in technology and energy equities during the year. The Portfolio's factor exposures detracted from performance.

On the fixed income side, longer-duration U.S. Treasuries sold off and the curve bear steepened to start the year, then rallied considerably as COVID-19's Delta variant reversed trends, only for inflation to force the U.S. Federal Reserve's (the "Fed") hand by the end of the year. While returns were negative across all fixed income asset classes, shifts in duration and the spread tightening in lower-quality credit bonds were sources of outperformance for the Portfolio. The Portfolio benefited from its treasuries allocation during the bull flattening periods. During the reopening phases of the COVID-19 pandemic, the Portfolio's increased holdings in credit helped outperform the fixed income benchmark.

The volatility environment experienced during the market's recovery in the second half of 2020 continued into 2021, with brief spikes in volatility occurring approximately every four to six weeks, and typically subsiding within a few days as concerns regarding COVID-19, inflation, and/or economic growth ebbed quickly. Despite these frequent volatility spikes, their amplitude and duration were generally not sufficient to warrant hedging by the managed risk component. As a result, hedging did not have a material impact on the Portfolio's overall performance in 2021.

How was the Portfolio positioned at period end?

At year-end, the Portfolio was 4% overweight equities relative to fixed income, as BlackRock's investment team believes the risk-reward in fixed income was diminished and challenged given interest rates at currently low levels and the persistent threat of inflation. BlackRock's investment team believes that despite the concerns over the Omicron variant of COVID-19 and the Fed's tapering-then-hike plans, expectations surrounding growth and earnings remain strong, which should lead to more equity outperformance in 2022. BlackRock believes that the case for cyclical assets like equities and commodities remains intact for 2022, with key drivers being continued supply constraints, higher wages, and the cautiously slow removal of some policy and fiscal support by non-US central banks. As the holidays led to COVID-19 case surges, some caution has returned in the U.S. and with international markets continuing to lag from slower global demand, BlackRock's investment view was to position the Portfolio for the ongoing post-COVID-19 "restart" and the maturing cycle as interest rate hikes begin amidst strong economic growth.

1  Prior to May 1, 2021, BlackRock Financial Management, Inc. served as a sub-adviser to the Capital Appreciation and Income Component of the Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Within fixed income, the investment team favors a shorter duration bias, particularly within investment grade and high yield credit. This was partially offset with longer duration holdings in U.S. Treasury Inflation-Protected Securities ("TIPS") at the end of the period, which was present to not only balance inflation risks, but to also benefit sector positions should inflation run above expectations.

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Moderate Growth Managed Risk Portfolio
Class II	April 30, 2014	11.91%	8.46%	6.30%	1.01%	1.01%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative^		10.38%	8.89%	6.28%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions. From October 1, 2016 to May 1, 2021, BlackRock Financial Management, Inc. served as a sub-adviser to Capital Appreciation and Income Component of the Portfolio. In addition, effective May 1, 2021 the sub-adviser to the Capital Appreciation and Income Component of the Portfolio changed from BlackRock Financial Management, Inc. to BlackRock Investment Management, LLC. No changes were made to the Portfolio's principal investment strategies or to the portfolio management team as a result of the change in sub-adviser.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Moderate Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	96.1%
Short-Term Investments	3.8%
Other Assets less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 96.1%
DEBT FUNDS - 28.7%
iShares 10+ Year Investment Grade Corporate Bond ETF	53,534	$3,723,290
iShares 1-5 Year Investment Grade Corporate Bond ETF	78,202	4,213,524
iShares 3-7 Year Treasury Bond ETF	36,309	4,671,879
iShares Broad USD High Yield Corporate Bond ETF	16,312	671,891
iShares Core Total USD Bond Market ETF	196,607	10,406,409
iShares Fallen Angels USD Bond ETF	65,022	1,948,709
iShares Short Treasury Bond ETF	5,474	604,439
iShares TIPS Bond ETF	52,016	6,720,467
iShares U.S. Treasury Bond ETF	282,591	7,539,528
TOTAL DEBT FUNDS		40,500,136
EQUITY FUNDS - 67.4%
iShares Core MSCI EAFE ETF	155,510	11,607,266
iShares Core S&P 500 ETF	71,951	34,319,908
iShares Core S&P Mid-Cap ETF	25,153	7,120,311
iShares Core S&P Small-Cap ETF	78,674	9,008,960
iShares ESG Aware MSCI USA ETF	153,257	16,536,430
iShares Global Financials ETF	7,601	608,536
iShares Global Tech ETF	29,492	1,898,990
iShares MSCI EAFE Growth ETF	26,779	2,953,456
	Shares/ Principal	Fair Value
EQUITY FUNDS - 67.4% (Continued)
iShares MSCI EAFE Value ETF	97,545	$4,915,293
iShares MSCI USA Min Vol Factor ETF	17,419	1,409,197
iShares MSCI USA Value Factor ETF	35,677	3,905,561
iShares U.S. Energy ETF	30,767	926,087
TOTAL EQUITY FUNDS		95,209,995
TOTAL EXCHANGE TRADED FUNDS (Cost - $96,758,980)		135,710,131
SHORT-TERM INVESTMENTS - 3.8%
MONEY MARKET FUNDS - 3.8%
Dreyfus Government Cash Management, 0.03% (a)	3,949,223	3,949,223
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)	1,353,308	1,353,308
TOTAL SHORT-TERM INVESTMENTS (Cost - $5,302,531)		5,302,531
TOTAL INVESTMENTS - 99.9% (Cost - $102,061,511)		$141,012,662
OTHER ASSETS LESS LIABILITIES - NET 0.1%		169,446
TOTAL NET ASSETS - 100.0%		$141,182,108

(a)  The rate shown is the annualized seven-day yield at period end.

TIPS - Treasury Inflation Protected Security

FUTURES CONTRACTS
SHORT FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Future	Goldman Sachs & Co.	3	3/18/2022	$336,420	$(12,795)
MSCI EAFE Future	Goldman Sachs & Co.	5	3/18/2022	580,450	(16,610)
S&P 500 E-Mini Future	Goldman Sachs & Co.	6	3/18/2022	1,427,550	(57,875)
S&P MID 400 E-Mini Future	Goldman Sachs & Co.	2	3/18/2022	567,540	(28,820)
TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(116,100)

See accompanying notes to financial statements.

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Advisors, LLC (formerly Wilshire Associates Incorporated) ("Wilshire"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2021, the Portfolio outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate. The Portfolio posted a return of 13.31% compared to a benchmark return of 12.42%, a difference of 89 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

The Portfolio was impacted by both dynamic asset allocation tilts as well as manager selection during 2021. Tilts within U.S. equities contributed during the year. A modest detraction from the Portfolio's overweight to value and foreign equities (primarily emerging markets) was more than offset by small cap equity exposure. Tilts within fixed income, notably a modest overweight to high yield contributed to performance. Manager selection within equities detracted, while it contributed to performance within fixed income.

There were no allocation changes to the Portfolio made during the first or second quarters of 2021. In the third quarter, the Portfolio reduced fixed income duration by initiating a new allocation to the iShares Core 1-5 Year USD Bond ETF, sourced by eliminating the allocations to the iShares 1-5 Year Investment Grade Corporate Bond ETF and the iShares Core Total USD Bond Market ETF. During the fourth quarter, the Portfolio removed its overweight to emerging markets equities relative to foreign developed equities and instead moved to overweight foreign developed equities. To enact this positioning, 1% [of the Portfolio's assets] were reallocated from iShares Core MSCI Emerging Markets ETF to iShares Core MSCI EAFE ETF.

The volatility environment experienced during the market's recovery in the second half of 2020 continued into 2021, with brief spikes in volatility occurring approximately every four to six weeks, and typically subsiding within a few days as concerns regarding COVID-19, inflation, and/or economic growth ebbed quickly. Despite these frequent volatility spikes, their amplitude and duration were generally not sufficient to warrant hedging by the managed risk component. As a result, hedging did not have a material impact on the Portfolio's overall performance in 2021.

How was the Portfolio positioned at period end?

Wilshire believes that the Portfolio remains well positioned to meaningfully participate in a continued rally in risk assets, but also diversified to outperform broad market equities during a selloff. More specifically, at the end of the period, within equities, the Portfolio was modestly tilted to favor value over growth equities, and within foreign equities, developed economies over emerging markets. The case for value equities, Wilshire believes, is driven by a combination of highly attractive relative valuations, high beta to further economic growth and better relative performance in a rising interest rate environment. Even with the recent emergence of the Omicron variant of COVID-19, Wilshire believes that the prospects for global economic recovery remain strong and that value equities exhibit the potential for higher upside in a cyclical recovery and a larger margin of safety in an unforeseen downturn. Earnings remain strong for many value sectors, while price-to-earnings expansion in recent years has not kept pace with growth equities. Wilshire expects the Portfolio's overweight to foreign developed equities to benefit from strong economic growth across much of Europe, and potentially Japan, during 2022, perhaps exceeding current expectations, while emerging markets (notably China) may lag expectations somewhat due to increasing financial market restrictions and relatively strict COVID-19 protocols.

Within fixed income at the end of the period, the Portfolio was underweight duration due to concerns that inflation and tighter monetary policy could lead to rising interest rates during 2022.

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Select Advisor Managed Risk Portfolio
Class II	October 31, 2013	13.31%	9.39%	7.13%	1.83%	1.21%
S&P Global Managed Risk LargeMidCap Index - Moderate^		12.42%	9.79%	6.83%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Moderate is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts	79.1%
Exchange Traded Funds	17.1%
Short-Term Investments	3.8%
Other Assets less Liabilities - Net	0.0%^
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

^  Represents less than 0.05%.

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
VARIABLE INSURANCE TRUSTS - 79.1%
DEBT FUNDS - 19.2%
MFS High Yield Portfolio	362,811	$2,028,115
MFS Total Return Bond Series, Class I	1,331,925	18,154,144
TOTAL DEBT FUNDS		20,182,259
EQUITY FUNDS - 59.9%
American Century VP Mid Cap Value, Class I	163,900	4,100,769
American Century VP Value Fund, Class I	747,537	10,218,832
MFS Growth Series	203,754	16,169,895
MFS VIT II - International Intrinsic Value Portfolio, Class I	190,158	7,153,758
MFS VIT II Blended Research Core Equity Portfolio, Class I	59,833	4,100,348
MFS VIT Mid Cap Growth Series	259,149	3,037,221
Putnam VT Growth Opportunities	244,290	4,033,222
Putnam VT Large Cap Value Fund	461,552	14,395,797
TOTAL EQUITY FUNDS		63,209,842
TOTAL VARIABLE INSURANCE TRUSTS (Cost - $58,728,173)		83,392,101
EXCHANGE TRADED FUNDS - 17.1%
DEBT FUNDS - 4.8%
iShares Core 1-5 Year USD Bond ETF	99,993	5,042,647
	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 17.1% (Continued)
EQUITY FUNDS - 12.3%
iShares Core MSCI EAFE ETF	121,467	$9,066,297
iShares Core MSCI Emerging Markets ETF	16,259	973,264
iShares Core S&P Small-Cap ETF	26,026	2,980,237
TOTAL EQUITY FUNDS		13,019,798
TOTAL EXCHANGE TRADED FUNDS (Cost - $16,291,749)		18,062,445
SHORT-TERM INVESTMENTS - 3.8%
MONEY MARKET FUNDS - 3.8%
Dreyfus Government Cash Management, 0.03% (a)	3,956,820	3,956,820
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)	98,251	98,251
TOTAL SHORT-TERM INVESTMENTS (Cost - $4,055,071)		4,055,071
TOTAL INVESTMENTS - 100.0% (Cost - $79,074,993)		$105,509,617
OTHER ASSETS LESS LIABILITIES - NET 0.0%†		22,018
TOTAL NET ASSETS - 100.0%		$105,531,635

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wellington Management Company LLP ("Wellington Management") while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2021, the Portfolio underperformed its reference benchmark, the S&P 500 Managed Risk Index – Moderate Conservative. The Portfolio posted a return of 12.38% compared to a benchmark return of 15.02%, a difference of -264 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

The equity portion of the Capital Appreciation and Income Component of the Portfolio underperformed the S&P 500® Index, net of fees, during the year, returning 24.57%, versus the S&P 500® Index's return of 28.71%, a difference of -373 basis points. Relative equity underperformance in the Portfolio was driven by poor security selection within the information technology, consumer staples, and consumer discretionary sectors, which was only partially offset by stronger security selection within the communication services, financials, and utilities sectors.

Top detractors from relative performance during the period included an overweight position in Global Payments, Inc. (information technology), an underweight position in NVIDIA Corporation (information technology), and an out-of-benchmark position in Performance Food Group Co. (consumer staples). While Global Payments Inc. reported consistent results driven by strength in its merchant solutions and business and consumer segments, shares remained under pressure throughout the year amid investors' elevated expectations for further growth compounded with disruption narratives driven by newer entrants to the electronic payments industry. Shares of NVIDIA Corporation, a leading producer of graphics processing units ("GPUs"), rose during the period as optimism around the metaverse concept surged. NVIDIA Corporation is at the forefront of the metaverse transformation due to its data center network and technology infrastructure. The share price of Performance Food Group Co., a food distribution company, fell during the period after posting fiscal year third quarter 2021 results that missed adjusted earnings per share expectations as higher input costs impacted margins. Later in the period, management completed a $2.1B acquisition of Core-Mark Holding Company, a large wholesale distributor to the convenience retail industry.

Top contributors to relative performance during the period included positioning in JPMorgan Chase & Co. (financials), an underweight to Walt Disney Co. (communication services), and an out-of-benchmark position in Marvell Technology Group Ltd. (information technology). Shares of JPMorgan were trading higher in the first quarter of 2021 after the bank reported fourth and first-quarter results that came in ahead of estimates, largely due to better-than-anticipated revenues and lower provision expense. The Portfolio eliminated its position in JPMorgan during the period. Shares of Walt Disney fell during the period after reporting second-quarter revenue below expectations, including fewer Disney+ subscribers than expected. Management noted that the average monthly revenue per Disney+ subscriber decreased significantly due to the launch of Hotstar, the company's streaming service in India that now comprises approximately a third of the total Disney+ subscriber base. The Portfolio eliminated its position in the stock during the period. Shares of Marvell Technology, Inc., a semiconductor infrastructure solutions company, rose during the period. Management released top and bottom line third quarter 2021 results ahead of expectations and raised guidance for fourth quarter 2021. Additionally, Marvell Technology, Inc. completed its acquisition of Innovium, Inc., a provider of networking solutions for data centers, enabling participation in the fastest growing segment of the switch market with a cloud-optimized solution.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

The fixed income portion of the Capital Appreciation and Income Component of the Portfolio outperformed the Bloomberg U.S. Aggregate Bond Index (net of fees) during the year, returning -1.19% versus the benchmark return of -1.54%, a difference of 35 basis points. Broad fixed income markets largely generated negative total returns in 2021, driven by rising U.S. Treasury yields. Yields rose significantly in the first quarter of 2021 following an improving growth outlook and reinforced reflation narrative, offsetting positive price appreciation from spread tightening. Credit spreads tightened considerably during the first half of the year as COVID-19 vaccination rates increased, economic data improved and fiscal stimulus continued to be supportive; however, spreads widened in the second half of 2021, driven by increasing inflation risk and concerns over the impact of new COVID-19 variants on the economic recovery. The Bloomberg U.S. Aggregate Bond Index returned -1.54% while the 10-year U.S. Treasury note yield rose from 0.93% to 1.52%

Both sector allocation and security selection contributed positively to the fixed income portion of the Portfolio. Security selection within investment grade corporates contributed the most to relative returns, with industrials, financials and utilities all aiding results. Within non-corporate investment grade credit, an overweight to and security selection within taxable municipals contributed. Agency mortgage-backed securities ("MBS") contributed positively due to an underweight to and security selection within pass-throughs. Within the securitized sectors, out-of-benchmark allocations to collateralized loan obligations ("CLOs") and non-agency mortgage-backed securities ("NA RMBS") as well as an overweight to commercial mortgage-backed securities ("CMBS") contributed to relative returns. Duration and yield curve positioning had a negligible impact on the Portfolio's performance during the year.

The volatility environment experienced during the market's recovery in the second half of 2020 continued into 2021, with brief spikes in volatility occurring approximately every four to six weeks, and typically subsiding within a few days as concerns regarding COVID-19, inflation, and/or economic growth ebbed quickly. Despite these frequent volatility spikes, their amplitude and duration were generally not sufficient to warrant hedging by the managed risk component. As a result, hedging did not have a material impact on the Portfolio's overall performance in 2021.

How was the Portfolio positioned at period end?

The equity portion of the Portfolio is managed in an industry-neutral structure by Wellington Management's US Research Equity Team, and is designed to add value through fundamental, bottom-up stock selection. The equity portion of the Portfolio consists of multiple sub-portfolios, with each sub-portfolio actively managed by one or more of Wellington Management's Global Industry Analysts ("GIAs"). The allocation of assets to each sub-portfolio corresponds to the relative weight of the analysts' coverage universe within the S&P 500® Index. However, within in an industry, an analyst's stock selection may result in an overweight or underweight to certain sub-industries in his or her area of coverage. Wellington's GIAs remain focused on fundamental, bottom-up stock selection with an eye on how the macro-economic outlook will affect the companies in which they invest.

Wellington's GIAs remain diligent in the face of a considerably unpredictable and volatile market. They remain cognizant of the emergence of new COVID-19 variants and the impacts of waning stimulus measures globally. The inflation and supply chain disruptions being felt throughout the globe are also top of mind for the analysts. They continue to see disruptions in supply chains driven by closed factories and crowded ports delaying shipments. However, Wellington's GIAs believe consumer demand remains strong, supported by large stimulus measures globally, leading to large supply and demand mismatches. The analysts utilize their deep industry knowledge to discern likely impacts on their coverage and look for opportunities amongst the dispersion of outcomes.

At the end of the period, the fixed income portion of the Portfolio was overweight investment grade credit from a market value perspective but underweight from a spread duration perspective reflecting our more cautious view as valuations still look rich relative to historical levels. Also, Wellington was looking to hold a moderate underweight duration position as Wellington expects those rates will move higher over the next year, but not necessarily in a linear path. At the end of the period, the Portfolio was most underweight investment grade corporates and agency MBS while being overweight non-corporate investment grade credit. On an industry basis, the Portfolio was positioned overweight the less cyclical sectors like communications and utilities while remaining cautious on more cyclical sectors such as energy at the end of the period. The Portfolio retained an overweight to taxable municipals given the diversification benefit and still strong fundamentals based on a bounce-back in economic activity and generous direct and indirect Federal support. Wellington was cautious on

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

agency MBS due to rate uncertainty remaining a risk, and a sudden move was more problematic for MBS. At the end of the period, the Portfolio held an allocation to collateralized mortgage obligations ("CMOs") and a modest allocation to delegated underwriting and servicing ("DUS") for their stable cash flows. The Portfolio also held out-of-benchmark allocations to collateral loan obligations and non-agency residential mortgages as well as a small underweight to commercial mortgage-backed securities at the end of the period.

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Wellington Research Managed Risk Portfolio
Class II	October 31, 2013	12.38%	10.03%	8.29%	1.23%	1.22%
S&P 500 Managed Risk Index - Moderate Conservative^		15.02%	10.26%	8.67%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P 500 Managed Risk Index - Moderate Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	62.4%
U.S. Treasury Securities	11.0%
Corporate Bonds and Notes	10.4%
Agency Mortgage Backed Securities	6.4%
Asset Backed and Commercial Backed Securities	4.4%
Municipal Bonds	0.7%
Sovereign Debts	0.3%
Short-Term Investments	9.9%
Other Assets less Liabilities - Net	(5.5)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
COMMON STOCKS - 62.4%
AEROSPACE & DEFENSE - 0.9%
Boeing Co. (The)*	5,967	$1,201,276
General Dynamics Corp.	6,343	1,322,325
Raytheon Technologies Corp.	24,658	2,122,068
		4,645,669
AIR FREIGHT & LOGISTICS - 0.3%
FedEx Corp.	5,380	1,391,483
AIRLINES - 0.2%
JetBlue Airways Corp.*	66,087	941,079
AUTOMOBILES - 1.1%
Tesla, Inc.*	5,200	5,495,256
BANKS - 0.6%
PNC Financial Services Group, Inc. (The)	13,557	2,718,450
BEVERAGES - 1.1%
Constellation Brands, Inc., Class A	13,124	3,293,730
Monster Beverage Corp.*	19,544	1,877,006
		5,170,736
BIOTECHNOLOGY - 1.1%
Alnylam Pharmaceuticals, Inc.*	1,080	183,146
Amicus Therapeutics, Inc.*	10,609	122,534
Apellis Pharmaceuticals, Inc.*	1,370	64,774
Arena Pharmaceuticals, Inc.*	1,543	143,406
Ascendis Pharma A/S, ADR*	1,105	148,656
BioAtla, Inc.*	1,936	38,004
Biogen, Inc.*	1,514	363,239
Blueprint Medicines Corp.*	1,228	131,531
Celldex Therapeutics, Inc.*	2,189	84,583
Exact Sciences Corp.*	8,391	653,072
Immunocore Holdings PLC, ADR*	1,475	50,504
Kodiak Sciences, Inc.*	1,084	91,901
Kymera Therapeutics, Inc.*	1,410	89,521
Madrigal Pharmaceuticals, Inc.*	852	72,198
Mirati Therapeutics, Inc.*	862	126,447
Moderna, Inc.*	1,327	337,031
Myovant Sciences Ltd.*	27,620	430,043
Regeneron Pharmaceuticals, Inc.*	1,062	670,674
REVOLUTION Medicines, Inc.*	2,323	58,470
Sarepta Therapeutics, Inc.*	711	64,026
Seagen, Inc.*	2,054	317,548
United Therapeutics Corp.*	421	90,970
Veracyte, Inc.*	10,148	418,098
Vertex Pharmaceuticals, Inc.*	3,630	797,148
Verve Therapeutics, Inc.*	1,565	57,702
		5,605,226
	Shares/ Principal	Fair Value
BUILDING PRODUCTS - 0.8%
Johnson Controls International PLC	24,377	$1,982,094
Trane Technologies PLC	5,155	1,041,465
Zurn Water Solutions Corp.	18,165	661,206
		3,684,765
CAPITAL MARKETS - 3.0%
Ares Management Corp., Class A	22,039	1,791,109
Charles Schwab Corp. (The)	83,893	7,055,401
Hamilton Lane, Inc., Class A	7,211	747,204
Morgan Stanley	35,586	3,493,122
S&P Global, Inc.	3,085	1,455,904
		14,542,740
CHEMICALS - 1.7%
Cabot Corp.	16,392	921,230
Celanese Corp.	8,066	1,355,572
FMC Corp.	11,304	1,242,197
Ingevity Corp.*	6,213	445,472
Linde PLC	6,508	2,254,566
Livent Corp.*	13,687	333,689
PPG Industries, Inc.	9,506	1,639,215
		8,191,941
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Aurora Innovation, Inc.*	44,471	500,743
Waste Management, Inc.	8,030	1,340,207
		1,840,950
COMMUNICATIONS EQUIPMENT - 0.3%
Arista Networks, Inc.*	10,056	1,445,550
CONSTRUCTION & ENGINEERING - 0.1%
Dycom Industries, Inc.*	3,835	359,570
CONSUMER FINANCE - 0.7%
American Express Co.	19,129	3,129,504
OneMain Holdings, Inc.	9,300	465,372
		3,594,876
CONTAINERS & PACKAGING - 0.1%
Ball Corp.	5,338	513,889
DIVERSIFIED CONSUMER SERVICES - 0.1%
Houghton Mifflin Harcourt Co.*	34,462	554,838
DIVERSIFIED FINANCIAL SERVICES - 0.4%
Equitable Holdings, Inc.	53,137	1,742,362
Voya Financial, Inc.	5,864	388,842
		2,131,204

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
ELECTRIC UTILITIES - 1.8%
Duke Energy Corp.	23,842	$2,501,026
Edison International	26,416	1,802,892
Exelon Corp.	39,056	2,255,875
FirstEnergy Corp.	49,375	2,053,506
		8,613,299
ELECTRICAL EQUIPMENT - 0.0%†
Regal Rexnord Corp.	615	104,661
ENERGY EQUIPMENT & SERVICES - 0.2%
Schlumberger NV	26,439	791,848
ENTERTAINMENT - 1.0%
Electronic Arts, Inc.	14,531	1,916,639
Netflix, Inc.*	1,270	765,098
ROBLOX Corp., Class A*	12,506	1,290,119
Roku, Inc.*	4,764	1,087,145
		5,059,001
EQUITY REAL ESTATE INVESTMENT - 1.4%
American Tower Corp.	4,240	1,240,200
AvalonBay Communities, Inc.	4,742	1,197,782
Rexford Industrial Realty, Inc.	21,061	1,708,258
Ryman Hospitality Properties, Inc.*	11,475	1,055,241
Welltower, Inc.	17,593	1,508,951
		6,710,432
FOOD & STAPLES RETAILING - 1.0%
Performance Food Group Co.*	64,256	2,948,708
Sysco Corp.	24,043	1,888,578
		4,837,286
FOOD PRODUCTS - 0.7%
Mondelez International, Inc., Class A	51,911	3,442,218
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Align Technology, Inc.*	1,782	1,171,095
Baxter International, Inc.	14,709	1,262,621
Boston Scientific Corp.*	42,555	1,807,736
Edwards Lifesciences Corp.*	14,905	1,930,943
Inari Medical, Inc.*	5,185	473,235
Insulet Corp.*	3,262	867,920
Stryker Corp.	7,129	1,906,437
Teleflex, Inc.	3,901	1,281,400
		10,701,387
HEALTH CARE PROVIDERS & SERVICES - 2.1%
agilon health, Inc.*	38,148	1,029,996
Anthem, Inc.	4,320	2,002,493
Centene Corp.*	20,572	1,695,133
HCA Healthcare, Inc.	3,041	781,294
Humana, Inc.	3,580	1,660,619
Laboratory Corp. of America Holdings*	1,488	467,544
	Shares/ Principal	Fair Value
HEALTH CARE PROVIDERS & SERVICES - 2.1% (Continued)
McKesson Corp.	2,346	$583,145
UnitedHealth Group, Inc.	4,443	2,231,008
		10,451,232
HOTELS, RESTAURANTS & LEISURE - 1.4%
Airbnb, Inc., Class A*	12,146	2,022,188
Chipotle Mexican Grill, Inc.*	432	755,244
Hyatt Hotels Corp., Class A*	8,274	793,477
Starbucks Corp.	25,985	3,039,465
		6,610,374
HOUSEHOLD DURABLES - 0.3%
DR Horton, Inc.	14,006	1,518,951
INDUSTRIAL CONGLOMERATES - 0.3%
Honeywell International, Inc.	6,826	1,423,289
INSURANCE - 1.9%
American International Group, Inc.	27,859	1,584,063
Assurant, Inc.	3,054	475,996
Assured Guaranty Ltd.	13,795	692,509
Chubb Ltd.	9,481	1,832,772
Hartford Financial Services Group, Inc. (The)	12,775	881,986
Marsh & McLennan Cos., Inc.	8,429	1,465,129
MetLife, Inc.	11,650	728,009
Oscar Health, Inc., Class A*	21,187	166,318
Trupanion, Inc.*	9,066	1,196,984
		9,023,766
INTERACTIVE MEDIA & SERVICES - 4.6%
Alphabet, Inc., Class A*	5,050	14,630,052
Bumble, Inc., Class A*	15,597	528,115
Cargurus, Inc.*	26,949	906,564
Match Group, Inc.*	1,973	260,929
Meta Platforms, Inc., Class A*	16,146	5,430,707
Snap, Inc., Class A*	10,721	504,209
		22,260,576
INTERNET & DIRECT MARKETING RETAIL - 2.8%
Amazon.com, Inc.*	4,130	13,770,824
IT SERVICES - 2.1%
FleetCor Technologies, Inc.*	3,281	734,419
Genpact Ltd.	19,714	1,046,419
Global Payments, Inc.	18,173	2,456,626
GoDaddy, Inc., Class A*	13,753	1,167,080
Nuvei Corp.*	4,668	303,327
PayPal Holdings, Inc.*	7,773	1,465,832
Shopify, Inc., Class A*	805	1,108,799
Snowflake, Inc., Class A*	526	178,182
Visa, Inc., Class A	8,254	1,788,724
WEX, Inc.*	1,217	170,855
		10,420,263

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
LIFE SCIENCES TOOLS & SERVICES - 1.3%
Agilent Technologies, Inc.	9,266	$1,479,317
Danaher Corp.	8,437	2,775,857
ICON PLC*	1,390	430,483
NanoString Technologies, Inc.*	13,736	580,071
Syneos Health, Inc.*	6,111	627,478
Waters Corp.*	1,452	541,015
		6,434,221
MACHINERY - 1.4%
Fortive Corp.	23,985	1,829,816
Ingersoll Rand, Inc.	27,484	1,700,435
Kennametal, Inc.	9,201	330,408
Parker-Hannifin Corp.	3,534	1,124,236
Westinghouse Air Brake Technologies Corp.	17,842	1,643,426
		6,628,321
MEDIA - 1.8%
Charter Communications, Inc., Class A*	4,575	2,982,763
DISH Network Corp., Class A*	28,322	918,766
New York Times Co. (The), Class A	18,152	876,741
Omnicom Group, Inc.	53,046	3,886,680
		8,664,950
OIL, GAS & CONSUMABLE FUELS - 1.9%
ConocoPhillips	26,095	1,883,537
Marathon Petroleum Corp.	13,355	854,586
Pioneer Natural Resources Co.	4,218	767,170
Royal Dutch Shell PLC, Class A, ADR	48,184	2,091,186
Royal Dutch Shell PLC, Class B, ADR	79,609	3,451,050
		9,047,529
PERSONAL PRODUCTS - 0.4%
Estee Lauder Cos, Inc. (The), Class A	5,249	1,943,180
PHARMACEUTICALS - 3.1%
Aclaris Therapeutics, Inc.*	4,632	67,349
AstraZeneca PLC, ADR	28,135	1,638,864
Bristol-Myers Squibb Co.	41,892	2,611,966
Elanco Animal Health, Inc.*	23,043	653,961
Eli Lilly and Co.	13,215	3,650,247
Novartis AG, ADR	10,209	892,981
Pfizer, Inc.	64,202	3,791,128
Zoetis, Inc.	6,350	1,549,591
		14,856,087
PROFESSIONAL SERVICES - 1.0%
Equifax, Inc.	1,034	302,745
IHS Markit Ltd.	23,193	3,082,814
TransUnion	725	85,970
TriNet Group, Inc.*	13,219	1,259,242
		4,730,771
	Shares/ Principal	Fair Value
ROAD & RAIL – 0.4%
JB Hunt Transport Services, Inc.	2,189	$447,431
Uber Technologies, Inc.*	34,674	1,453,881
		1,901,312
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
Advanced Micro Devices, Inc.*	25,979	3,738,378
KLA Corp.	3,420	1,470,976
Marvell Technology, Inc.	33,931	2,968,623
Micron Technology, Inc.	23,035	2,145,711
NVIDIA Corp.	5,319	1,564,371
Teradyne, Inc.	9,065	1,482,400
Texas Instruments, Inc.	14,466	2,726,407
Xilinx, Inc.	3,640	771,789
		16,868,655
SOFTWARE - 6.2%
Adobe, Inc.*	2,632	1,492,502
Avalara, Inc.*	1,981	255,767
Ceridian HCM Holding, Inc.*	3,982	415,960
Confluent, Inc., Class A*	1,288	98,197
Gitlab, Inc., Class A*	1,024	89,088
Guidewire Software, Inc.*	3,641	413,363
HashiCorp, Inc., Class A*	1,800	163,872
Microsoft Corp.	61,926	20,826,952
Palo Alto Networks, Inc.*	426	237,180
Qualtrics International, Inc., Class A*	7,208	255,163
Rapid7, Inc.*	2,156	253,740
salesforce.com, Inc.*	11,527	2,929,356
SentinelOne, Inc., Class A*	4,093	206,655
ServiceNow, Inc.*	1,867	1,211,888
UiPath, Inc., Class A*	5,728	247,049
Varonis Systems, Inc*	5,123	249,900
Workday, Inc., Class A*	3,627	990,824
		30,337,456
SPECIALTY RETAIL - 1.3%
Five Below, Inc.*	3,771	780,182
Ross Stores, Inc.	10,997	1,256,737
TJX Cos., Inc. (The)	35,891	2,724,845
Ulta Beauty, Inc.*	4,424	1,824,192
		6,585,956
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.5%
Apple, Inc.	67,675	12,017,050
TEXTILES, APPAREL & LUXURY GOODS - 0.1%
PVH Corp.	6,984	744,844
TOBACCO - 0.4%
Philip Morris International, Inc.	21,192	2,013,240

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
WIRELESS TELECOMMUNICATION SERVICES – 0.4%
T-Mobile US, Inc.*	15,006	$1,740,396
TOTAL COMMON STOCKS (Cost - $177,959,810)		303,081,597
U.S. TREASURY SECURITIES - 11.0%
U.S. Treasury Note
0.13%, 5/15/23	$355,000	352,975
0.25%, 9/30/23	1,060,000	1,052,630
0.38%, 10/31/23	1,165,000	1,158,265
0.50%, 11/30/23	490,000	488,182
0.13%, 1/15/24	500,000	493,770
0.25%, 3/15/24	2,315,000	2,287,690
0.25%, 5/15/24	260,000	256,506
2.00%, 6/30/24	300,000	308,437
0.63%, 10/15/24	300,000	297,633
0.75%, 11/15/24	885,000	880,229
1.00%, 12/15/24	975,000	976,295
0.25%, 5/31/25	275,000	267,588
0.25%, 7/31/25	1,190,000	1,154,718
0.25%, 8/31/25	1,475,000	1,429,425
0.25%, 9/30/25	1,225,000	1,186,719
0.38%, 11/30/25	375,000	363,838
0.38%, 12/31/25	1,550,000	1,503,076
0.38%, 1/31/26	515,000	498,464
0.75%, 3/31/26	475,000	466,224
0.75%, 4/30/26	415,000	406,992
0.75%, 5/31/26	260,000	254,800
0.88%, 6/30/26	1,125,000	1,107,773
0.63%, 7/31/26	2,215,000	2,155,039
0.75%, 8/31/26	505,000	493,993
0.88%, 9/30/26	2,105,000	2,068,738
1.13%, 10/31/26	685,000	680,879
1.63%, 10/31/26	275,000	279,823
1.25%, 11/30/26	3,110,000	3,110,000
1.25%, 12/31/26	1,200,000	1,199,531
1.75%, 12/31/26	100,000	102,414
1.25%, 3/31/28	1,010,000	1,001,833
1.25%, 6/30/28	265,000	262,505
1.38%, 10/31/28	185,000	184,422
1.50%, 11/30/28	725,000	728,512
1.38%, 11/15/31	3,900,000	3,855,516
U.S. Treasury Bond
1.75%, 8/15/41††	2,925,000	2,845,020
2.00%, 11/15/41	3,445,000	3,495,598
3.13%, 11/15/41	80,000	96,428
3.38%, 5/15/44	675,000	852,689
3.00%, 11/15/44	610,000	730,022
2.50%, 2/15/45	3,295,000	3,636,985
2.88%, 8/15/45	545,000	642,248
2.50%, 5/15/46	805,000	893,110
3.00%, 5/15/47	470,000	572,666
	Shares/ Principal	Fair Value
U.S. TREASURY SECURITIES - 11.0% (Continued)
U.S. Treasury Bond (continued)
2.75%, 8/15/47	$420,000	$490,678
2.75%, 11/15/47	47,000	54,937
3.13%, 5/15/48	140,000	175,656
1.38%, 8/15/50	450,000	396,070
1.63%, 11/15/50	805,000	753,524
2.00%, 8/15/51	2,170,000	2,222,216
1.88%, 11/15/51	1,850,000	1,843,930
U.S. Treasury Strip Principal, 0.00%, 5/15/50 (b)	300,000	173,702
TOTAL U.S. TREASURY SECURITIES (Cost - $52,274,522)		53,190,913
CORPORATE BONDS AND NOTES - 10.4%
AEROSPACE & DEFENSE - 0.3%
BAE Systems Holdings, Inc., 3.85%, 12/15/25 (a)	100,000	107,230
Boeing Co. (The)
1.43%, 2/4/24	265,000	264,639
2.20%, 2/4/26	325,000	325,012
3.25%, 3/1/28	214,000	221,638
3.45%, 11/1/28	85,000	88,955
3.63%, 2/1/31	100,000	106,750
3.60%, 5/1/34	20,000	20,981
3.95%, 8/1/59	95,000	99,078
Lockheed Martin Corp., 4.85%, 9/15/41	50,000	63,698
Raytheon Technologies Corp., 3.95%, 8/16/25	150,000	162,697
		1,460,678
AGRICULTURE - 0.3%
BAT Capital Corp., 3.56%, 8/15/27	895,000	939,281
Imperial Brands Finance PLC, 3.75%, 7/21/22 (a)	475,000	480,245
		1,419,526
AIRLINES - 0.0%†
United Airlines 2016-1 Class AA Pass-Through Trust, 3.10%, 7/7/28	78,893	80,471
United Airlines 2018-1 Class B Pass Through Trust, 4.60%, 3/1/26	25,484	25,803
		106,274
AUTO MANUFACTURERS - 0.3%
General Motors Financial Co., Inc., 3.70%, 5/9/23	600,000	617,932
Hyundai Capital America, 0.80%, 4/3/23 (a)	375,000	373,318
Nissan Motor Acceptance Corp., 2.00%, 3/9/26 (a)	60,000	59,128
Volkswagen Group of America Finance LLC, 3.35%, 5/13/25 (a)	225,000	236,822
		1,287,200

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
BANKS - 3.7%
Banco Santander SA, 3.13%, 2/23/23	$200,000	$204,720
Bank of America Corp.
4.20%, 8/26/24	160,000	171,539
1.73%, (SOFR + 0.96%), 7/22/27 (c)	435,000	432,079
3.42%, (3 Month US Libor + 1.04%), 12/20/28 (c)	11,000	11,753
3.97%, (3 Month US Libor + 1.21%), 2/7/30 (c)	225,000	248,058
3.19%, (3 Month US Libor + 1.18%), 7/23/30 (c)	180,000	190,001
2.65%, (SOFR + 1.22%), 3/11/32 (c)	290,000	293,993
2.30%, (SOFR + 1.22%), 7/21/32 (c)	355,000	349,448
2.48%, (US 5 Year CMT T-Note + 1.20%), 9/21/36 (c)	250,000	242,453
3.31%, (SOFR + 1.58%), 4/22/42 (c)	25,000	26,350
Barclays PLC
3.93%, (3 Month US Libor + 1.61%), 5/7/25 (c)	355,000	373,405
2.89%, (US 1 Year CMT T-Note + 1.30%), 11/24/32 (c)	360,000	362,978
3.33%, (US 1 Year CMT T-Note + 1.30%), 11/24/42 (c)	220,000	224,521
BNP Paribas SA
3.38%, 1/9/25 (a)	200,000	210,079
2.82%, (3 Month US Libor + 1.11%), 11/19/25 (a),(c)	200,000	205,875
BPCE SA
5.70%, 10/22/23 (a)	275,000	295,642
5.15%, 7/21/24 (a)	600,000	649,946
Citigroup, Inc.
4.05%, 7/30/22	50,000	51,019
3.50%, 5/15/23	300,000	310,152
3.30%, 4/27/25	70,000	74,376
5.50%, 9/13/25	55,000	62,223
3.67%, (3 Month US Libor + 1.39%), 7/24/28 (c)	100,000	107,926
Cooperatieve Rabobank UA, 1.11%, (US 1 Year CMT T-Note + 0.55%), 2/24/27 (a),(c)	250,000	242,683
Credit Agricole SA
3.75%, 4/24/23 (a)	250,000	259,036
3.25%, 10/4/24 (a)	250,000	261,584
4.38%, 3/17/25 (a)	200,000	214,764
Credit Suisse Group AG
3.57%, 1/9/23 (a)	285,000	285,081
1.44%, (3 Month US Libor + 1.24%), 6/12/24 (a),(c)	260,000	262,662
3.09%, (SOFR + 1.73%), 5/14/32 (a),(c)	995,000	1,013,593
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	395,000	403,522
	Shares/ Principal	Fair Value
BANKS - 3.7% (Continued)
Danske Bank A/S
5.00%, 1/12/22 (a)	$200,000	$200,177
3.88%, 9/12/23 (a)	200,000	208,037
5.38%, 1/12/24 (a)	200,000	215,325
1.62%, (US 1 Year CMT T-Note + 1.35%), 9/11/26 (a),(c)	435,000	428,759
Goldman Sachs Group, Inc. (The)
3.50%, 1/23/25	200,000	210,821
3.27%, (3 Month US Libor + 1.20%), 9/29/25 (c)	460,000	482,754
1.43%, (SOFR + 0.80%), 3/9/27 (c)	495,000	485,172
2.62%, (SOFR + 1.28%), 4/22/32 (c)	550,000	554,577
6.75%, 10/1/37	50,000	71,038
3.21%, (SOFR + 1.51%), 4/22/42 (c)	30,000	31,202
HSBC Holdings PLC
3.60%, 5/25/23	200,000	207,417
1.59%, (SOFR + 1.29%), 5/24/27 (c)	495,000	484,346
2.21%, (SOFR + 1.29%), 8/17/29 (c)	425,000	416,970
2.87%, (SOFR + 1.41%), 11/22/32 (c)	520,000	524,934
JPMorgan Chase & Co.
2.95%, 10/1/26	400,000	422,492
2.07%, (SOFR + 1.02%), 6/1/29 (c)	10,000	9,927
2.58%, (SOFR + 1.25%), 4/22/32 (c)	325,000	329,549
Morgan Stanley
4.35%, 9/8/26	455,000	502,625
1.93%, (SOFR + 1.02%), 4/28/32 (c)	210,000	200,892
2.51%, (SOFR + 1.20%), 10/20/32 (c)	125,000	125,026
2.48%, (SOFR + 1.36%), 9/16/36 (c)	500,000	481,426
NBK SPC Ltd., 2.75%, 5/30/22 (a)	900,000	906,660
PNC Financial Services Group, Inc. (The), 3.90%, 4/29/24	50,000	52,980
Santander Holdings USA, Inc.
3.70%, 3/28/22	465,000	466,991
3.40%, 1/18/23	75,000	76,657
Standard Chartered PLC, 0.99%, (US 1 Year CMT T-Note + 0.78%), 1/12/25 (a),(c)	260,000	257,064
UBS Group AG, 1.49%, (US 1 Year CMT T-Note + 0.85%), 8/10/27 (a),(c)	385,000	375,797
UniCredit SpA, 1.98%, (US 1 Year CMT T-Note + 1.20%), 6/3/27 (a),(c)	250,000	243,703
US Bancorp, 2.49%, (US 5 Year CMT T-Note + 0.95%), 11/3/36 (c)	940,000	937,495
Wells Fargo & Co., 3.00%, 2/19/25	150,000	156,662
		18,108,936
BIOTECHNOLOGY - 0.1%
Gilead Sciences, Inc., 2.80%, 10/1/50	310,000	301,883
Royalty Pharma PLC, 3.30%, 9/2/40	105,000	106,118
		408,001
See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
COMMERCIAL SERVICES - 0.1%
ERAC USA Finance LLC, 3.30%, 10/15/22 (a)	$500,000	$510,384
Global Payments, Inc., 2.15%, 1/15/27	200,000	200,919
		711,303
COMPUTERS - 0.2%
Apple, Inc., 3.25%, 2/23/26	105,000	112,294
Kyndryl Holdings, Inc., 3.15%, 10/15/31 (a)	755,000	733,200
		845,494
DIVERSIFIED FINANCIAL SERVICES - 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.88%, 1/23/28	240,000	254,699
Avolon Holdings Funding Ltd.
2.13%, 2/21/26 (a)	269,000	264,154
4.38%, 5/1/26 (a)	211,000	226,107
2.53%, 11/18/27 (a)	558,000	542,434
Capital One Financial Corp., 4.20%, 10/29/25	105,000	114,211
Intercontinental Exchange, Inc., 1.85%, 9/15/32	465,000	446,719
		1,848,324
ELECTRIC - 0.9%
Alabama Power Co., 1.45%, 9/15/30	30,000	28,069
American Transmission Systems, Inc., 2.65%, 1/15/32 (a)	290,000	293,038
Appalachian Power Co., 3.40%, 6/1/25	200,000	211,105
Cleco Corporate Holdings LLC
3.74%, 5/1/26	345,000	368,062
3.38%, 9/15/29	140,000	142,513
Consolidated Edison Co. of New York, Inc., 3.20%, 12/1/51	190,000	190,630
Dominion Energy South Carolina, Inc., 6.63%, 2/1/32	80,000	108,823
Duke Energy Corp.
3.75%, 4/15/24	225,000	236,317
2.65%, 9/1/26	70,000	72,511
Georgia Power Co., 4.75%, 9/1/40	65,000	76,866
Mid-Atlantic Interstate Transmission LLC, 4.10%, 5/15/28 (a)	400,000	439,671
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	295,000	292,142
Niagara Mohawk Power Corp., 1.96%, 6/27/30 (a)	335,000	320,454
Oglethorpe Power Corp., 6.19%, 1/1/31 (a)	100,000	120,407
Pennsylvania Electric Co., 3.60%, 6/1/29 (a)	57,000	60,702
San Diego Gas & Electric Co., 1.70%, 10/1/30	685,000	656,194
SCE Recovery Funding LLC
0.86%, 11/15/31	115,463	110,106
1.94%, 5/15/38	50,000	47,712
2.51%, 11/15/43	30,000	28,829
	Shares/ Principal	Fair Value
ELECTRIC - 0.9% (Continued)
Sempra Energy, 4.13%, (US 5 Year CMT T-Note + 2.87%), 4/1/52 (c)	$255,000	$258,472
Southern California Edison Co.
3.70%, 8/1/25	45,000	48,065
4.65%, 10/1/43	20,000	23,423
4.00%, 4/1/47	50,000	55,314
Southern Co. (The)
2.95%, 7/1/23	290,000	297,012
4.00%, (US 5 Year CMT T-Note + 3.73%), 1/15/51 (c)	60,000	61,350
		4,547,787
FOOD - 0.1%
Conagra Brands, Inc.
4.60%, 11/1/25	100,000	109,997
1.38%, 11/1/27	210,000	200,701
Sigma Alimentos SA de CV, 4.13%, 5/2/26 (a)	240,000	254,444
		565,142
GAS - 0.1%
Boston Gas Co., 3.15%, 8/1/27 (a)	60,000	62,289
CenterPoint Energy Resources Corp., 0.67%, (3 Month US Libor + 0.50%), 3/2/23 (c)	10,000	9,977
Eastern Energy Gas Holdings LLC, 3.60%, 12/15/24	84,000	89,124
KeySpan Gas East Corp., 2.74%, 8/15/26 (a)	275,000	280,822
		442,212
HEALTHCARE-PRODUCTS - 0.0%†
Boston Scientific Corp., 2.65%, 6/1/30	30,000	30,613
HEALTHCARE-SERVICES - 0.5%
Aetna, Inc., 2.80%, 6/15/23	210,000	215,185
Anthem, Inc., 3.50%, 8/15/24	75,000	79,212
Bon Secours Mercy Health, Inc., 2.10%, 6/1/31	135,000	132,731
Children's Hospital/DC, 2.93%, 7/15/50	140,000	138,358
CommonSpirit Health
4.20%, 8/1/23	105,000	109,810
2.78%, 10/1/30	191,000	195,691
4.35%, 11/1/42	95,000	109,305
4.19%, 10/1/49	20,000	23,352
Dignity Health
3.81%, 11/1/24	92,000	97,396
4.50%, 11/1/42	270,000	322,638
Memorial Sloan-Kettering Cancer Center, 2.96%, 1/1/50	20,000	20,510
Mercy Health, 3.56%, 8/1/27	270,000	289,519
Ochsner LSU Health System of North Louisiana, 2.51%, 5/15/31	240,000	235,017

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
HEALTHCARE-SERVICES - 0.5% (Continued)
Sutter Health, 2.29%, 8/15/30	$75,000	$74,971
Toledo Hospital (The)
5.33%, 11/15/28	190,000	213,085
5.75%, 11/15/38	75,000	87,582
		2,344,362
INSURANCE - 0.6%
American International Group, Inc.
4.25%, 3/15/29	655,000	749,065
3.40%, 6/30/30	170,000	184,014
Athene Global Funding, 2.50%, 3/24/28 (a)	650,000	654,212
Equitable Financial Life Global Funding, 1.40%, 8/27/27 (a)	275,000	266,697
Fidelity National Financial, Inc., 3.40%, 6/15/30	50,000	52,837
Nippon Life Insurance Co., 2.90%, (US 5 Year CMT T-Note + 2.60%), 9/16/51 (a),(c)	815,000	806,875
Northwestern Mutual Life Insurance Co. (The), 3.63%, 9/30/59 (a)	30,000	33,180
Principal Financial Group, Inc., 3.40%, 5/15/25	150,000	158,473
		2,905,353
INVESTMENT COMPANIES - 0.1%
JAB Holdings BV, 3.75%, 5/28/51 (a)	250,000	272,149
LODGING - 0.1%
Genting New York LLC / GENNY Capital, Inc., 3.30%, 2/15/26 (a)	600,000	594,255
MACHINERY-DIVERSIFIED - 0.0%†
Westinghouse Air Brake Technologies Corp., 4.40%, 3/15/24	40,000	42,315
MEDIA - 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.46%, 7/23/22	175,000	177,583
5.13%, 7/1/49	52,000	60,510
4.80%, 3/1/50	70,000	78,632
4.40%, 12/1/61	55,000	57,120
Comcast Corp., 2.89%, 11/1/51 (a)	332,000	322,362
Discovery Communications LLC
4.65%, 5/15/50	229,000	269,555
4.00%, 9/15/55	136,000	143,062
		1,108,824
OIL & GAS - 0.3%
Equinor ASA
3.00%, 4/6/27	610,000	643,864
3.13%, 4/6/30	40,000	43,015
	Shares/ Principal	Fair Value
OIL & GAS - 0.3% (Continued)
Hess Corp.
7.30%, 8/15/31	$460,000	$613,086
5.60%, 2/15/41	145,000	179,455
Qatar Energy, 3.13%, 7/12/41 (a)	200,000	202,123
		1,681,543
PIPELINES - 0.3%
Eastern Gas Transmission & Storage, Inc., 3.60%, 12/15/24 (a)	41,000	43,501
Energy Transfer LP
7.60%, 2/1/24	90,000	98,924
4.95%, 6/15/28	20,000	22,515
Enterprise Products Operating LLC, 3.20%, 2/15/52	50,000	49,222
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/34 (a)	710,000	695,885
Gray Oak Pipeline LLC
2.60%, 10/15/25 (a)	144,000	144,346
3.45%, 10/15/27 (a)	25,000	26,114
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	100,000	108,772
Western Midstream Operating LP, 4.00%, 7/1/22	200,000	200,500
		1,389,779
REITS - 0.4%
American Tower Corp., 5.00%, 2/15/24	31,000	33,364
CubeSmart LP, 2.25%, 12/15/28	265,000	265,274
EPR Properties
4.75%, 12/15/26	60,000	64,156
4.95%, 4/15/28	60,000	64,789
3.75%, 8/15/29	378,000	381,836
3.60%, 11/15/31	545,000	539,803
SBA Tower Trust
3.45%, 3/15/23 (a)	155,000	155,600
2.84%, 1/15/25 (a)	100,000	102,879
1.88%, 1/15/26 (a)	95,000	95,158
1.63%, 11/15/26 (a)	115,000	112,995
		1,815,854
SAVINGS & LOANS - 0.0%†
Nationwide Building Society, 3.62%, (3 Month US Libor + 1.18%), 4/26/23 (a),(c)	200,000	201,631
SEMICONDUCTORS - 0.4%
Broadcom, Inc.
4.70%, 4/15/25	600,000	656,258
4.30%, 11/15/32	50,000	56,256
2.60%, 2/15/33 (a)	170,000	165,931
3.42%, 4/15/33 (a)	300,000	314,858
Marvell Technology, Inc., 4.20%, 6/22/23	20,000	20,781
Microchip Technology, Inc., 0.97%, 2/15/24	530,000	525,427
		1,739,511

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
SOFTWARE – 0.2%
Oracle Corp.
3.25%, 11/15/27	$140,000	$147,510
3.60%, 4/1/50	20,000	19,653
3.95%, 3/25/51	460,000	479,303
3.85%, 4/1/60	70,000	69,403
		715,869
TELECOMMUNICATIONS - 0.5%
AT&T, Inc.
2.55%, 12/1/33	266,000	260,524
4.30%, 12/15/42	45,000	51,016
3.10%, 2/1/43	280,000	273,025
3.65%, 6/1/51	37,000	38,461
3.30%, 2/1/52	335,000	329,333
3.85%, 6/1/60	33,000	34,614
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.74%, 3/20/25 (a)	333,125	348,515
T-Mobile USA, Inc., 2.70%, 3/15/32 (a)	795,000	800,980
Verizon Communications, Inc., 2.36%, 3/15/32 (a)	484,000	477,486
		2,613,954
TRANSPORTATION - 0.1%
Canadian Pacific Railway Co., 2.45%, 12/2/31	275,000	280,272
TRUCKING & LEASING - 0.2%
DAE Funding LLC, 1.55%, 8/1/24 (a)	500,000	496,250
Penske Truck Leasing Co. LP/ PTL Finance Corp.
4.88%, 7/11/22 (a)	50,000	51,085
2.70%, 11/1/24 (a)	110,000	113,373
3.95%, 3/10/25 (a)	345,000	367,718
		1,028,426
TOTAL CORPORATE BONDS AND NOTES (Cost - $49,618,249)		50,515,587
AGENCY MORTGAGE BACKED SECURITIES - 6.4%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.2%
Freddie Mac Gold Pool
3.00%, 9/1/28	3,867	4,044
2.50%, 10/1/28	7,026	7,275
2.50%, 12/1/31	40,693	42,218
3.50%, 11/1/34	38,615	41,274
3.00%, 2/1/43	22,102	23,467
3.50%, 10/1/43	11,483	12,323
4.00%, 8/1/44	6,986	7,573
3.00%, 11/1/46	650,938	686,852
3.00%, 12/1/46	181,155	191,195
		1,016,221
	Shares/ Principal	Fair Value
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.6%
Fannie Mae Pool
3.07%, 2/1/25	$70,000	$73,284
2.47%, 5/1/25	137,651	142,344
2.68%, 5/1/25	300,925	313,177
2.99%, 10/1/25	102,745	108,246
3.09%, 10/1/25	49,164	51,877
2.50%, 4/1/28	10,143	10,500
3.00%, 10/1/28	6,205	6,488
2.50%, 2/1/30	20,183	20,918
2.50%, 6/1/30	51,756	53,656
2.50%, 10/1/31	104,572	108,452
2.50%, 12/1/31	43,862	45,471
3.00%, 7/1/43	33,906	35,711
4.00%, 11/1/43	14,014	15,422
3.00%, 1/1/46	862,314	900,095
4.00%, 1/1/46	194,360	207,455
4.00%, 2/1/46	212,258	228,999
3.00%, 10/1/46	910,839	960,542
2.50%, 7/1/50	389,259	400,224
2.50%, 12/1/51	400,000	409,772
Federal National Mortgage Association
2.00%, 1/1/37 (d)	1,300,000	1,331,891
2.00%, 1/1/52 (d)	5,600,000	5,586,000
2.50%, 1/1/52 (d)	4,523,000	4,617,700
3.00%, 1/1/52 (d)	2,105,000	2,181,964
4.50%, 1/1/52 (d)	850,000	910,961
2.00%, 2/1/52 (d)	2,750,000	2,737,109
Freddie Mac Pool
2.00%, 3/1/51	654,382	653,168
2.50%, 12/1/51	400,000	410,153
		22,521,579
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.6%
Ginnie Mae
2.00%, 1/20/52 (d)	1,175,000	1,186,199
2.50%, 1/20/52 (d)	2,050,000	2,100,609
3.00%, 1/20/52 (d)	2,150,000	2,225,922
4.00%, 1/20/52 (d)	1,610,000	1,693,016
4.50%, 1/20/52 (d)	350,000	368,977
Ginnie Mae II Pool
3.00%, 12/20/42	17,607	18,661
4.00%, 12/20/44	6,440	6,933
4.00%, 8/20/48	18,519	19,658
4.00%, 10/20/48	17,699	18,787
Government National Mortgage Association
3.50%, 7/20/43	19,108	20,258
4.00%, 9/20/48	41,000	43,443
		7,702,463
TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $31,013,823)		31,240,263

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.4%
Affirm Asset Securitization Trust 2020-Z1, 1.07%, 8/15/25 (a)	$141,872	$141,413
Affirm Asset Securitization Trust 2021-A, 0.88%, 8/15/25 (a)	140,000	139,992
Affirm Asset Securitization Trust 2021-B, 1.03%, 8/17/26 (a)	195,000	193,571
Aligned Data Centers Issuer LLC, 1.94%, 8/15/46 (a)	325,000	319,767
Angel Oak Mortgage Trust 2019-6, 2.62%, 11/25/59 (a),(e)	32,332	32,361
Angel Oak Mortgage Trust 2021-6, 1.46%, 9/25/66 (a),(e)	380,254	376,767
Angel Oak Mortgage Trust I LLC 2019-2, 3.63%, 3/25/49 (a),(e)	21,645	21,669
Arbor Multifamily Mortgage Securities Trust 2021-MF3, 2.57%, 10/15/54 (a)	300,000	307,746
ARI Fleet Lease Trust 2018-B, 3.22%, 8/16/27 (a)	8,277	8,299
Banc of America Commercial Mortgage Trust 2015-UBS7, 3.71%, 9/15/48	155,000	164,283
BANK 2021-BNK35, 2.29%, 6/15/64	360,000	363,172
Battalion CLO XX Ltd., 1.89%, (3 Month US Libor + 1.75%), 7/15/34 (a),(c)	500,000	499,641
Bayview Koitere Fund Trust 2017-RT4, 3.50%, 7/28/57 (a),(e)	95,551	96,569
Bayview Koitere Fund Trust 2017-SPL3, 4.00%, 11/28/53 (a),(e)	45,142	45,918
Bayview Opportunity Master Fund IVa Trust 2017-SPL5, 3.50%, 6/28/57 (a),(e)	60,402	60,893
Bayview Opportunity Master Fund IVb Trust 2017-SPL4, 3.50%, 1/28/55 (a),(e)	44,480	44,809
BFLD Trust 2020-OBRK, 2.16%, (1 Month US Libor + 2.05%), 11/15/28 (a),(c)	180,000	180,968
BlueMountain CLO XXXII Ltd., 1.25%, (3 Month US Libor + 1.17%), 10/15/34 (a),(c)	270,000	270,005
BX Trust 2021-ARIA, 1.41%, (1 Month US Libor + 1.30%), 10/15/36 (a),(c)	360,000	359,107
BX Trust 2021-LGCY, 0.62%, (1 Month US Libor + 0.51%), 10/15/23 (a),(c)	815,000	804,022
BXHPP Trust 2021-FILM
0.76%, (1 Month US Libor + 0.65%), 8/15/36 (a),(c)	185,000	183,475
1.01%, (1 Month US Libor + 0.90%), 8/15/36 (a),(c)	155,000	153,241
Castlelake Aircraft Structured Trust 2019-1, 3.97%, 4/15/39 (a)	177,502	174,981
CF Hippolyta LLC, 1.53%, 3/15/61 (a)	96,451	94,890
CFMT 2021-AL1 LLC, 1.39%, 9/22/31 (a)	722,327	720,570
Citigroup Commercial Mortgage Trust 2019-SMRT, 4.15%, 1/10/36 (a)	100,000	104,795
	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.4% (Continued)
COLT 2021-5 Mortgage Loan Trust, 1.73%, 11/26/66 (a),(e)	$318,891	$318,454
Columbia Cent CLO 31 Ltd., 1.68%, (3 Month US Libor + 1.55%), 4/20/34 (a),(c)	150,000	147,339
COMM 2013-CCRE8 Mortgage Trust, 3.33%, 6/10/46	12,416	12,605
Connecticut Avenue Security Trust 2021-R01, 1.60%, (SOFR + 1.55%), 10/25/41 (a),(c)	70,000	70,336
Countrywide Asset-Backed Certificates, 0.46%, (1 Month US Libor + 0.37%), 4/25/36 (c)	46,887	46,080
Credit Acceptance Auto Loan Trust 2020-3, 1.24%, 10/15/29 (a)	420,000	419,396
Credit Suisse First Boston Mortgage Securities Corp., 4.50%, 7/25/20	4,743	4,702
CSMC 2021-NQM8, 1.84%, 10/25/66 (a),(e)	180,000	179,851
Domino's Pizza Master Issuer LLC, 3.15%, 4/25/51 (a)	199,000	203,397
Enterprise Fleet Financing 2019-1 LLC, 2.98%, 10/20/24 (a)	20,763	20,799
Fannie Mae Connecticut Avenue Securities 5.00%, (1 Month US Libor + 4.90%), 11/25/24 (c)	53,102	55,159
2.30%, (1 Month US Libor + 2.20%), 1/25/30 (c)	126,066	128,128
Fannie Mae REMICS
3.50%, 6/25/44	83,913	86,824
3.00%, 1/25/45	265,815	275,226
3.00%, 10/25/45	812,811	844,162
3.00%, 12/25/45	285,581	297,025
3.50%, 2/25/48	179,096	187,256
3.00%, 12/25/54	541,048	561,273
Fannie Mae-Aces
0.50%, (1 Month US Libor + 0.40%), 10/25/24 (c)	20,780	20,774
2.39%, 10/25/36 (e)	383,390	395,337
FBR Securitization Trust, 0.78%, (1 Month US Libor + 0.68%), 10/25/35 (c)	5,548	5,424
FirstKey Homes 2021-SFR1 Trust, 1.54%, 8/17/38 (a)	394,647	385,515
Flagstar Mortgage Trust 2018-3, 4.00%, 5/25/48 (a),(e)	105,280	106,905
Flagstar Mortgage Trust 2021-9INV, 2.00%, 9/25/41 (a),(e)	186,479	187,870
Ford Credit Auto Lease Trust 2021-A, 0.78%, 9/15/25	130,000	128,979
Ford Credit Auto Owner Trust 2021-REV1, 1.61%, 10/17/33 (a)	100,000	98,715
Freddie Mac Multifamily Structured Pass Through Certificates, 2.36%, 10/25/36	245,000	249,008

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.4% (Continued)
Freddie Mac REMICS
2.00%, 7/15/31	$23,463	$23,638
1.75%, 3/15/41	46,559	46,673
1.75%, 9/15/42	337,618	338,974
1.50%, 10/15/42	27,506	27,584
3.00%, 6/15/45	368,784	379,169
3.00%, 7/15/47	227,262	235,407
Freddie Mac STACR REMIC Trust 2020-DNA5, 2.85%, (SOFR + 2.80%), 10/25/50 (a),(c)	187,743	189,327
Freddie Mac STACR REMIC Trust 2021-DNA1, 0.70%, (SOFR + 0.65%), 1/25/51 (a),(c)	38,108	38,106
Freddie Mac Structured Agency Credit Risk Debt Notes
5.10%, (1 Month US Libor + 5.00%), 12/25/28 (c)	154,412	161,340
2.60%, (1 Month US Libor + 2.50%), 3/25/30 (c)	293,115	298,685
0.85%, (SOFR + 0.80%), 8/25/33 (a),(c)	107,203	107,249
FREMF 2013-K24 Mortgage Trust, 3.51%, 11/25/45 (a),(e)	35,000	35,568
FREMF 2015-K44 Mortgage Trust, 3.67%, 1/25/48 (a),(e)	65,000	68,378
FREMF 2015-K46 Mortgage Trust, 3.69%, 4/25/48 (a),(e)	35,000	36,871
FREMF 2015-K50 Mortgage Trust, 3.78%, 10/25/48 (a),(e)	45,000	47,863
FREMF 2016-K55 Mortgage Trust, 4.16%, 4/25/49 (a),(e)	55,000	59,794
FREMF 2017-K725 Mortgage Trust, 3.88%, 2/25/50 (a),(e)	35,000	36,995
FREMF 2018-K733 Mortgage Trust, 4.08%, 9/25/25 (a),(e)	230,000	247,784
Government National Mortgage Association 0.68%, (1 Month US Libor + 0.60%), 5/20/65 (c)	53,874	53,727
0.70%, (1 Month US Libor + 0.62%), 8/20/65 (c)	60,000	59,863
0.78%, (1 Month US Libor + 0.70%), 10/20/65 (c)	138	140
1.08%, (1 Month US Libor + 1.00%), 12/20/65 (c)	56,234	56,745
GSR Mortgage Loan Trust 2005-AR6, 2.85%, 9/25/35 (e)	5,222	5,137
Home Partners of America Trust 2021-2, 2.30%, 12/17/26 (a)	339,800	335,227
Horizon Aircraft Finance III Ltd., 3.43%, 11/15/39 (a)	230,555	225,763
KKR Clo 16 Ltd., 1.34%, (3 Month US Libor + 1.21%), 10/20/34 (a),(c)	250,000	250,179
Life 2021-BMR Mortgage Trust, 0.81%, (1 Month US Libor + 0.70%), 3/15/38 (a),(c)	100,000	99,251
	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.4% (Continued)
Magnetite VII Ltd., 0.92%, (3 Month US Libor + 0.80%), 1/15/28 (a),(c)	$524,600	$525,012
Magnetite XVIII Ltd., 1.66%, (3 Month US Libor + 1.50%), 11/15/28 (a),(c)	360,000	360,134
Magnetite XXIX Ltd., 1.52%, (3 Month US Libor + 1.40%), 1/15/34 (a),(c)	250,000	249,999
Mercury Financial Credit Card Master Trust, 1.54%, 3/20/26 (a)	135,000	135,076
METLIFE SECURITIZATION TRUST, 3.00%, 4/25/55 (a),(e)	61,690	62,823
Mill City Mortgage Loan Trust 2016-1, 2.50%, 4/25/57 (a),(e)	1,577	1,575
Mill City Mortgage Loan Trust 2017-3, 2.75%, 1/25/61 (a),(e)	53,705	54,354
New Economy Assets Phase 1 Sponsor, LLC, 2.41%, 10/20/61 (a)	120,000	120,311
New Residential Mortgage Loan Trust 2019-RPL3, 2.75%, 7/25/59 (a),(e)	65,876	68,070
Octagon Investment Partners XVII LTD, 1.52%, (3 Month US Libor + 1.40%), 1/25/31 (a),(c)	250,000	249,312
OneMain Direct Auto Receivables Trust 2018-1, 3.43%, 12/16/24 (a)	11,253	11,257
SCF Equipment Leasing 2021-1 LLC, 0.83%, 8/21/28 (a)	455,000	453,413
Seasoned Credit Risk Transfer Trust Series 2019-3, 3.50%, 10/25/58	133,220	137,540
Seasoned Credit Risk Transfer Trust Series 2021-1, 2.50%, 9/25/60	663,650	680,653
SFAVE Commercial Mortgage Securities Trust 2015-5AVE, 4.14%, 1/5/43 (a),(e)	100,000	105,553
SoFi Consumer Loan Program 2021-1 Trust, 0.49%, 9/25/30 (a)	113,397	112,922
Sonic Capital LLC, 2.19%, 8/20/51 (a)	169,575	165,094
SOUND POINT CLO III-R Ltd., 1.07%, (3 Month US Libor + 0.95%), 4/15/29 (a),(c)	500,000	498,852
SREIT Trust 2021-MFP, 1.19%, (1 Month US Libor + 1.08%), 11/15/38 (a),(c)	415,000	413,012
Starwood Mortgage Residential Trust 2021-6, 1.92%, 11/25/66 (a),(e)	275,000	275,763
Structured Adjustable Rate Mortgage Loan Trust
2.43%, 2/25/34 (e)	2,989	2,714
2.64%, 9/25/34 (e)	2,978	2,817
Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS, 0.40%, (1 Month US Libor + 0.30%), 10/25/35 (c)	2,447	2,372
Taco Bell Funding LLC
1.95%, 8/25/51 (a)	150,000	146,901
2.29%, 8/25/51 (a)	140,000	136,993

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 4.4% (Continued)
Towd Point Mortgage Trust 2016-3, 2.25%, 4/25/56 (a),(e)	$5,048	$5,050
Towd Point Mortgage Trust 2017-2, 2.75%, 4/25/57 (a),(e)	16,770	16,891
Towd Point Mortgage Trust 2017-4, 2.75%, 6/25/57 (a),(e)	80,026	81,702
Towd Point Mortgage Trust 2018-1, 3.00%, 1/25/58 (a),(e)	33,694	34,224
Vantage Data Centers Issuer LLC, 3.19%, 7/15/44 (a)	185,567	189,094
Vantage Data Centers LLC, 1.65%, 9/15/45 (a)	265,000	257,338
Wellfleet CLO X Ltd., 1.88%, (3 Month US Libor + 1.75%), 7/20/32 (a),(c)	250,000	249,849
Wells Fargo Commercial Mortgage Trust 2015-NXS1, 3.15%, 5/15/48	250,000	261,458
Wells Fargo Commercial Mortgage Trust 2017-C38, 3.45%, 7/15/50	400,000	431,664
TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $21,162,238)		21,264,692
MUNICIPAL BONDS - 0.7%
Chicago O'Hare International Airport, 6.40%, 1/1/40	30,000	45,165
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue
6.90%, 12/1/40	80,000	112,674
6.90%, 12/1/40	70,000	98,589
Chicago Transit Authority Sales Tax Receipts Fund, 1.84%, 12/1/23	100,000	101,133
County of Sacramento CA, 5.73%, 8/15/23	315,000	328,220
Foothill-Eastern Transportation Corridor Agency
4.09%, 1/15/49	15,000	16,123
3.92%, 1/15/53	155,000	165,694
Golden State Tobacco Securitization Corp.
2.75%, 6/1/34	10,000	10,060
3.29%, 6/1/42	20,000	20,347
3.00%, 6/1/46	45,000	46,096
Illinois Municipal Electric Agency, 6.83%, 2/1/35	195,000	251,863
Kansas Development Finance Authority, 5.37%, 5/1/26	90,000	98,248
Metropolitan Transportation Authority
6.20%, 11/15/26	10,000	11,305
6.81%, 11/15/40	180,000	256,128
5.18%, 11/15/49	65,000	88,980
Municipal Electric Authority of Georgia, 6.64%, 4/1/57	210,000	319,714
New Jersey Transportation Trust Fund Authority, 2.55%, 6/15/23	30,000	30,683
	Shares/ Principal	Fair Value
MUNICIPAL BONDS - 0.7% (Continued)
New York State Urban Development Corp., 1.83%, 3/15/29	$40,000	$39,444
Philadelphia Authority for Industrial Development, 6.55%, 10/15/28	270,000	339,291
Sales Tax Securitization Corp., 4.79%, 1/1/48	130,000	165,617
State of Illinois, 5.10%, 6/1/33	870,000	1,005,619
University of California, 1.61%, 5/15/30	20,000	19,404
TOTAL MUNICIPAL BONDS (Cost - $3,287,891)		3,570,397
SOVEREIGN DEBTS - 0.3%
Chile Government International Bond, 2.55%, 7/27/33	820,000	797,450
Qatar Government International Bond, 3.38%, 3/14/24 (a)	200,000	209,416
Saudi Government International Bond, 2.88%, 3/4/23 (a)	330,000	337,770
TOTAL SOVEREIGN DEBTS (Cost - $1,352,356)		1,344,636
SHORT-TERM INVESTMENTS - 9.9%
MONEY MARKET FUNDS - 9.9%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (f)	30,947,331	30,947,331
Dreyfus Government Cash Management, 0.03% (f)	16,872,548	16,872,548
TOTAL SHORT-TERM INVESTMENTS (Cost - $47,819,879)		47,819,879
TOTAL INVESTMENTS - 105.5% (Cost - $384,488,768)		$512,027,964
OTHER ASSETS LESS LIABILITIES - NET (5.5)%		(26,554,179)
TOTAL NET ASSETS - 100.0%		$485,473,785

*  Non-income producing security.

†  Represents less than 0.05%.

††  A portion of this investment is held as collateral for derivative investments.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2021, these securities amounted to $34,747,635 or 7.2% of net assets.

(b)  Rate shown represents discount rate at the time of purchase and year-end.

(c)  Variable rate security. The rate shown is the rate in effect at period end.

(d)  When-issued, or delayed delivery, all or a portion may be subject to dollar-roll transactions.

(e)  Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

(f)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

CLO - Collateralized Loan Obligation

CMT - Treasury Constant Maturity Rate

Libor - London Interbank Offer Rate

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

STRIP - Separate trading of registered interest and principal of securities

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2021

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 2 Year Note Future	JP Morgan Chase Bank	24	3/31/2022	$5,236,125	$(2,625)
U.S. 5 Year Note Future	JP Morgan Chase Bank	36	3/31/2022	4,355,156	17,375
					14,750
SHORT FUTURES CONTRACTS
U.S. 10 Year Ultra Future	JP Morgan Chase Bank	23	3/22/2022	3,368,062	(32,562)
TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(17,812)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities

December 31, 2021

Assets:	Global Atlantic American Funds® Managed Risk Portfolio	Global Atlantic Balanced Managed Risk Portfolio	Global Atlantic BlackRock Selects Managed Risk Portfolio	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Investments in securities, at cost	$179,374,454	$99,402,252	$193,900,995	$170,285,890
Investments in securities, at fair value	$232,947,976	$119,450,258	$231,021,399	$293,363,876
Swaptions purchased, at fair value (premiums paid $-, $-, $- and $17,580, respectively)	-	-	-	15,272
Cash	-	-	-	703
Foreign cash (cost $-, $-, $- and $22,062, respectively)	-	-	-	22,033
Deposit with broker	33,180	43,771	41,282	92,330
Segregated cash for derivatives	-	-	-	20,302
Unrealized appreciation on forward foreign currency contracts	-	-	-	21,067
Unrealized appreciation on futures contracts, net	-	-	-	45,560
Interest and dividends receivable	262	21,403	5,085,451	552,978
Prepaid expenses	8,687	4,441	8,809	10,528
Total Assets	232,990,105	119,519,873	236,156,941	294,144,649
Liabilities:
Swaptions written, at fair value (premiums received $-, $-, $- and $18,312, respectively)	-	-	-	11,125
Premiums received on open swap contracts	-	-	-	73,095
Unrealized depreciation on forward foreign currency contracts	-	-	-	52,545
Unrealized depreciation on swap contracts, net	-	-	-	2,517
Due to foreign custodian (cost $-, $134, $- and $-, respectively)	-	128	-	-
Payable for securities purchased	-	-	-	8,855,145
Payable for portfolio shares redeemed	284,039	47,178	426,261	250,347
Accrued distribution (12b-1) fees	48,993	25,182	49,723	59,717
Accrued investment advisory fees	97,985	55,400	109,391	202,210
Administrative service fees payable	5,902	3,058	5,984	7,214
Accrued expenses and other liabilities	21,867	12,789	22,058	33,261
Total Liabilities	458,786	143,735	613,417	9,547,176
Net Assets	$232,531,319	$119,376,138	$235,543,524	$284,597,473
Composition of Net Assets:
Paid-in capital	$172,393,318	$96,242,068	$191,025,478	$155,972,002
Total distributable earnings	60,138,001	23,134,070	44,518,046	128,625,471
Net Assets	$232,531,319	$119,376,138	$235,543,524	$284,597,473
Class II Shares:
Net Assets	$232,531,319	$119,376,138	$235,543,524	$284,597,473
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	16,768,268	8,602,868	18,909,670	17,231,062
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$13.87	$13.88	$12.46	$16.52

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2021

Assets:	Global Atlantic Growth Managed Risk Portfolio	Global Atlantic Moderate Growth Managed Risk Portfolio	Global Atlantic Select Advisor Managed Risk Portfolio	Global Atlantic Wellington Research Managed Risk Portfolio
Investments in securities, at cost	$269,624,931	$102,061,511	$79,074,993	$384,488,768
Investments in securities, at fair value	$412,475,463	$141,012,662	$105,509,617	$512,027,964
Foreign cash (cost $-, $-, $- and $4, respectively)	-	-	-	3
Deposit with broker	3,318,016	396,563	41,364	53,057
Receivable for securities sold	-	-	-	6,569,328
Receivable for portfolio shares sold	-	-	25,469	-
Interest and dividends receivable	105,288	31,347	13,440	818,433
Prepaid expenses	15,523	5,272	3,972	18,130
Total Assets	415,914,290	141,445,844	105,593,862	519,486,915
Liabilities:
Unrealized depreciation on futures contracts, net	1,003,482	116,100	-	17,812
Due to custodian	-	-	-	40
Payable for securities purchased	-	-	-	33,255,916
Payable for portfolio shares redeemed	324,490	35,218	-	230,661
Accrued distribution (12b-1) fees	87,172	29,758	22,273	102,321
Accrued investment advisory fees	188,331	65,467	26,873	347,017
Administrative service fees payable	10,499	3,584	2,679	12,343
Accrued expenses and other liabilities	40,363	13,609	10,402	47,020
Total Liabilities	1,654,337	263,736	62,227	34,013,130
Net Assets	$414,259,953	$141,182,108	$105,531,635	$485,473,785
Composition of Net Assets:
Paid-in capital	$261,951,022	$93,307,912	$72,031,484	$317,041,459
Total distributable earnings	152,308,931	47,874,196	33,500,151	168,432,326
Net Assets	$414,259,953	$141,182,108	$105,531,635	$485,473,785
Class II Shares:
Net Assets	$414,259,953	$141,182,108	$105,531,635	$485,473,785
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	28,046,983	9,728,846	7,288,001	29,504,021
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$14.77	$14.51	$14.48	$16.45

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations

For the Year Ended December 31, 2021

	Global Atlantic American Funds® Managed Risk Portfolio	Global Atlantic Balanced Managed Risk Portfolio	Global Atlantic BlackRock Selects Managed Risk Portfolio	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Investment Income:
Dividend income	$5,627,117	$1,735,461	$8,720,709	$3,201,840
Interest income*	3,248	3,751	2,943	1,657,718
Total Investment Income	5,630,365	1,739,212	8,723,652	4,859,558
Expenses:
Investment advisory fee	2,117,576	531,164	1,323,321	2,370,797
Distribution fees (12b-1) - Class II Shares	588,215	241,438	601,509	697,293
Administrative service fees	74,358	30,508	76,039	88,145
Legal fees	50,192	20,562	51,353	59,371
Trustees fees	20,039	7,881	20,641	23,630
Custody fees	3,114	3,347	4,330	18,439
Miscellaneous expenses	80,387	34,669	82,371	96,321
Total Expenses	2,933,881	869,569	2,159,564	3,353,996
Expenses waived/reimbursed	(941,145)	(68)	-	(61,783)
Net Expenses	1,992,736	869,501	2,159,564	3,292,213
Net Investment Income	3,637,629	869,711	6,564,088	1,567,345
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	6,195,510	8,357,769	21,097,288	23,871,578
Futures contracts	(947,305)	(486,779)	(1,298,299)	(3,151,093)
Swap contracts	-	-	-	133,578
Swaptions	-	-	-	30,884
Forward foreign currency contracts	-	-	-	(103,281)
Foreign currency translations	-	-	-	(69,760)
Capital gain distributions from underlying funds	5,590,040	-	1,464,281	1,642
	10,838,245	7,870,990	21,263,270	20,713,548
Net change in unrealized appreciation/(depreciation) on:
Investments	10,258,753	(602,928)	(4,091,875)	20,888,994
Futures contracts	-	-	-	28,786
Swap contracts	-	-	-	268,473
Swaptions	-	-	-	15,519
Forward foreign currency contracts	-	-	-	3,019
Foreign currency translations	-	6	-	(1,001)
	10,258,753	(602,922)	(4,091,875)	21,203,790
Net Realized and Change in Unrealized Gain	21,096,998	7,268,068	17,171,395	41,917,338
Net Increase in Net Assets Resulting from Operations	$24,734,627	$8,137,779	$23,735,483	$43,484,683
* Foreign taxes withheld	$-	$-	$-	$2,828

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2021

	Global Atlantic Growth Managed Risk Portfolio	Global Atlantic Moderate Growth Managed Risk Portfolio	Global Atlantic Select Advisor Managed Risk Portfolio	Global Atlantic Wellington Research Managed Risk Portfolio
Investment Income:
Dividend income*	$6,739,917	$2,397,855	$1,669,590	$3,156,166
Interest income	4,823	1,718	1,458	2,908,658
Total Investment Income	6,744,740	2,399,573	1,671,048	6,064,824
Expenses:
Investment advisory fee	2,306,408	786,434	977,315	3,986,558
Distribution fees (12b-1) - Class II Shares	1,048,367	357,470	271,476	1,172,517
Administrative service fees	132,526	45,188	34,318	148,210
Legal fees	89,497	30,502	23,168	99,976
Trustees fees	35,741	12,179	9,307	39,739
Custody fees	7,502	3,582	1,541	39,579
Miscellaneous expenses	143,439	49,016	37,141	161,767
Total Expenses	3,763,480	1,284,371	1,354,266	5,648,346
Expenses waived/reimbursed	(73,227)	-	(659,283)	(8,890)
Net Expenses	3,690,253	1,284,371	694,983	5,639,456
Net Investment Income	3,054,487	1,115,202	976,065	425,368
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	36,148,667	10,642,802	3,914,952	51,321,946
Short Sales	-	-	-	(11,640)
Futures contracts	(9,525,906)	(1,629,986)	(832,716)	(5,409,892)
Foreign currency translations	-	-	-	4
Capital gain distributions from underlying funds	-	-	4,078,695	-
	26,622,761	9,012,816	7,160,931	45,900,418
Net change in unrealized appreciation/(depreciation) on:
Investments	28,885,693	6,086,629	5,422,242	8,256,287
Short Sales	-	-	-	4,393
Futures contracts	(1,003,482)	(116,100)	-	(14,249)
	27,882,211	5,970,529	5,422,242	8,246,431
Net Realized and Change in Unrealized Gain	54,504,972	14,983,345	12,583,173	54,146,849
Net Increase in Net Assets Resulting from Operations	$57,559,459	$16,098,547	$13,559,238	$54,572,217
* Foreign taxes withheld	$-	$-	$-	$32,897

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic American Funds® Managed Risk Portfolio		Global Atlantic Balanced Managed Risk Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$3,637,629	$2,587,380	$869,711	$847,173
Net realized gain (loss)	10,838,245	(2,748,624)	7,870,990	2,278,355
Net change in unrealized appreciation	10,258,753	22,115,981	(602,922)	3,639,210
Net increase in net assets resulting from operations	24,734,627	21,954,737	8,137,779	6,764,738
From Distributions to Shareholders:
Total distributions paid	(2,588,253)	(10,946,578)	(3,352,759)	(2,932,502)
From Shares of Beneficial Interest:
Proceeds from shares sold	2,542,369	1,178,916	40,138,168 *	1,600,003
Reinvestment of distributions	2,588,253	10,946,578	3,352,759	2,932,502
Cost of shares redeemed	(26,498,814)	(22,296,853)	(11,674,154)	(9,001,607)
Net increase (decrease) in net assets from share transactions of beneficial interest	(21,368,192)	(10,171,359)	31,816,773	(4,469,102)
Total increase (decrease) in net assets	778,182	836,800	36,601,793	(636,866)
Net Assets:
Beginning of year	231,753,137	230,916,337	82,774,345	83,411,211
End of year	$232,531,319	$231,753,137	$119,376,138	$82,774,345
Share Activity
Class II
Shares sold	194,559	100,731	2,893,630 **	130,327
Shares reinvested	188,373	956,033	244,548	240,764
Shares redeemed	(1,980,985)	(1,866,833)	(854,658)	(718,892)
Net increase (decrease) in shares of beneficial interest outstanding	(1,598,053)	(810,069)	2,283,520	(347,801)

*  Includes the value received from shares issued in connection with the reorganization. See Note 13 in the Notes to Financial Statements.

**  Includes shares issued in connection with reorganization. See Note 13 in the Notes to Financial Statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Selects Managed Risk Portfolio		Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$6,564,088	$3,231,574	$1,567,345	$2,448,465
Net realized gain (loss)	21,263,270	(5,056,161)	20,713,548	(7,091,155)
Net change in unrealized appreciation (depreciation)	(4,091,875)	25,566,951	21,203,790	23,567,513
Net increase in net assets resulting from operations	23,735,483	23,742,364	43,484,683	18,924,823
From Distributions to Shareholders:
Total distributions paid	(3,232,570)	(3,599,871)	(2,279,680)	(3,749,479)
From Shares of Beneficial Interest:
Proceeds from shares sold	579,780	79,796	2,120,219	447,708
Reinvestment of distributions	3,232,570	3,599,871	2,279,680	3,749,479
Cost of shares redeemed	(30,606,891)	(25,839,874)	(36,223,378)	(36,396,533)
Net decrease in net assets from share transactions of beneficial interest	(26,794,541)	(22,160,207)	(31,823,479)	(32,199,346)
Total increase (decrease) in net assets	(6,291,628)	(2,017,714)	9,381,524	(17,024,002)
Net Assets:
Beginning of year	241,835,152	243,852,866	275,215,949	292,239,951
End of year	$235,543,524	$241,835,152	$284,597,473	$275,215,949
Share Activity:
Class II
Shares sold	47,191	7,563	136,965	33,720
Shares reinvested	261,535	342,845	142,036	286,657
Shares redeemed	(2,535,018)	(2,455,342)	(2,354,879)	(2,742,834)
Net decrease in shares of beneficial interest outstanding	(2,226,292)	(2,104,934)	(2,075,878)	(2,422,457)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Growth Managed Risk Portfolio		Global Atlantic Moderate Growth Managed Risk Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$3,054,487	$3,306,543	$1,115,202	$1,280,235
Net realized gain (loss)	26,622,761	(7,333,654)	9,012,816	824,898
Net change in unrealized appreciation	27,882,211	30,202,535	5,970,529	8,505,598
Net increase in net assets resulting from operations	57,559,459	26,175,424	16,098,547	10,610,731
From Distributions to Shareholders:
Total distributions paid	(3,307,515)	(5,912,075)	(2,321,936)	(3,975,331)
From Shares of Beneficial Interest:
Proceeds from shares sold	3,493,684	2,080,533	495,371	497,766
Reinvestment of distributions	3,307,515	5,912,075	2,321,936	3,975,331
Cost of shares redeemed	(58,918,955)	(47,687,648)	(16,598,040)	(13,143,344)
Net decrease in net assets from share transactions of beneficial interest	(52,117,756)	(39,695,040)	(13,780,733)	(8,670,247)
Total increase (decrease) in net assets	2,134,188	(19,431,691)	(4,122)	(2,034,847)
Net Assets:
Beginning of year	412,125,765	431,557,456	141,186,230	143,221,077
End of year	$414,259,953	$412,125,765	$141,182,108	$141,186,230
Share Activity:
Class II
Shares sold	251,577	181,435	36,302	41,262
Shares reinvested	227,165	498,488	162,260	327,188
Shares redeemed	(4,192,259)	(3,941,439)	(1,180,641)	(1,051,269)
Net decrease in shares of beneficial interest outstanding	(3,713,517)	(3,261,516)	(982,079)	(682,819)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Select Advisor Managed Risk Portfolio		Global Atlantic Wellington Research Managed Risk Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$976,065	$1,302,850	$425,368	$2,360,063
Net realized gain	7,160,931	3,452,135	45,900,418	15,790,524
Net change in unrealized appreciation	5,422,242	1,779,597	8,246,431	28,039,177
Net increase in net assets resulting from operations	13,559,238	6,534,582	54,572,217	46,189,764
From Distributions to Shareholders:
Total distributions paid	(4,843,261)	(5,170,996)	(19,065,724)	(9,160,697)
From Shares of Beneficial Interest:
Proceeds from shares sold	232,268	166,966	31,704,858 *	4,163,564
Reinvestment of distributions	4,843,261	5,170,996	19,065,724	9,160,697
Cost of shares redeemed	(16,371,977)	(12,959,944)	(56,645,530)	(43,065,096)
Net decrease in net assets from share transactions of beneficial interest	(11,296,448)	(7,621,982)	(5,874,948)	(29,740,835)
Total increase (decrease) in net assets	(2,580,471)	(6,258,396)	29,631,545	7,288,232
Net Assets:
Beginning of year	108,112,106	114,370,502	455,842,240	448,554,008
End of year	$105,531,635	$108,112,106	$485,473,785	$455,842,240
Share Activity:
Class II
Shares sold	16,317	12,842	1,922,530 **	288,437
Shares reinvested	337,275	423,505	1,178,351	647,857
Shares redeemed	(1,143,850)	(1,002,340)	(3,526,877)	(3,039,406)
Net decrease in shares of beneficial interest outstanding	(790,258)	(565,993)	(425,996)	(2,103,112)

*  Includes the value received from shares issued in connection with the reorganization. See Note 13 in the Notes to Financial Statements.

**  Includes shares issued in connection with reorganization. See Note 13 in the Notes to Financial Statements.
See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic American Funds® Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$12.62	$12.04	$10.93	$11.98	$10.64
Income from investment operations:
Net investment income (a,b)	0.21	0.14	0.17	0.20	0.15
Net realized and unrealized gain (loss) (c)	1.19	1.06	1.62	(0.76)	1.35
Total income (loss) from investment operations	1.40	1.20	1.79	(0.56)	1.50
Less distributions from:
Net investment income	(0.15)	(0.18)	(0.21)	(0.15)	(0.14)
Net realized gains	-	(0.44)	(0.47)	(0.34)	(0.02)
Total distributions from net investment income and net realized gains	(0.15)	(0.62)	(0.68)	(0.49)	(0.16)
Net asset value, end of year	$13.87	$12.62	$12.04	$10.93	$11.98
Total return (d)	11.12%	10.49%	16.72%	(4.75)%	14.16%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$232,531	$231,753	$230,916	$216,902	$240,415
Ratio of net expenses to average net assets (e)	0.85%	0.86%	0.86%	0.86%	0.86%
Ratio of gross expenses to average net assets (e,f)	1.25%	1.26%	1.26%	1.24%	1.27%
Ratio of net investment income to average net assets (b,e)	1.55%	1.18%	1.41%	1.66%	1.29%
Portfolio turnover rate	18%	35%	30%	34%	43%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Balanced Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
Net asset value, beginning of year	$13.10		$12.51		$11.26		$12.09		$10.95
Income from investment operations:
Net investment income (a,b)	0.12		0.13		0.19		0.17		0.13
Net realized and unrealized gain (loss) (c)	1.05		0.93		1.42		(0.85)		1.16
Total income (loss) from investment operations	1.17		1.06		1.61		(0.68)		1.29
Less distributions from:
Net investment income	(0.10)		(0.21)		(0.20)		(0.15)		(0.15)
Net realized gains	(0.29)		(0.26)		(0.16)		-		-
Total distributions from net investment income and net realized gains	(0.39)		(0.47)		(0.36)		(0.15)		(0.15)
Net asset value, end of year	$13.88		$13.10		$12.51		$11.26		$12.09
Total return (d)	8.99%		8.78%		14.34%		(5.66)%		11.80%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$119,376		$82,774		$83,411		$81,748		$95,893
Ratio of net expenses to average net assets (e)	0.90%		0.92	% (f)	0.91%		0.91	% (f)	0.91%
Ratio of gross expenses to average net assets (e,g)	0.90%		0.92%		0.91	% (g)	0.91%		0.91	% (g)
Ratio of net investment income to average net assets (b,e)	0.90%		1.06%		1.54%		1.42%		1.14%
Portfolio turnover rate	82	% (h)	119%		107%		75%		49%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Selects Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$11.44	$10.49	$9.15	$10.11	$9.04
Income from investment operations:
Net investment income (a,b)	0.33	0.15	0.15	0.04	0.16
Net realized and unrealized gain (loss) (c)	0.86	0.97	1.24	(0.82)	0.97
Total income (loss) from investment operations	1.19	1.12	1.39	(0.78)	1.13
Less distributions from:
Net investment income	(0.17)	(0.17)	(0.05)	(0.18)	(0.06)
Net asset value, end of year	$12.46	$11.44	$10.49	$9.15	$10.11
Total return (d)	10.41%	10.82%	15.22%	(7.78)%	12.54%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$235,544	$241,835	$243,853	$241,801	$285,869
Ratio of net expenses to average net assets (e)	0.90%	0.91%	0.80%	0.57%	0.57%
Ratio of gross expenses to average net assets (e,f)	0.90%	0.91%	1.02%	1.24%	1.26%
Ratio of net investment income to average net assets (b,e)	2.73%	1.39%	1.47%	3.87%	1.66%
Portfolio turnover rate	93%	110%	154%	7%	1%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
Net asset value, beginning of year	$14.25		$13.45		$11.31		$12.13		$10.64
Income from investment operations:
Net investment income (a,b)	0.09		0.12		0.16		0.15		0.12
Net realized and unrealized gain (loss) (c)	2.31		0.87		2.14		(0.85)		1.48
Total income (loss) from investment operations	2.40		0.99		2.30		(0.70)		1.60
Less distributions from:
Net investment income	(0.13)		(0.19)		(0.16)		(0.12)		(0.11)
Net asset value, end of year	$16.52		$14.25		$13.45		$11.31		$12.13
Total return (d)	16.87%		7.50%		20.40%		(5.82)%		15.14%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$284,598		$275,216		$292,240		$264,283		$302,607
Ratio of net expenses to average net assets (e)	1.18%		1.16%		1.16%		1.15%		1.13%
Ratio of gross expenses to average net assets (e,f)	1.20%		1.22%		1.21%		1.19%		1.24%
Ratio of net investment income to average net assets (b,e)	0.56%		0.91%		1.24%		1.24%		1.04%
Portfolio turnover rate	18	% (g)	24	% (g)	20	% (g)	24	% (g)	43	% (g)

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies or fees on swaps in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  The portfolio turnover rate excludes mortgage dollar roll transactions for the years ended December 31, 2021, December 31, 2020, December 31, 2019, December 31, 2018 and December 31, 2017. If these were included in the calculation, the turnover percentage would be 59%, 77%, 55%, 48% and 55%, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Growth Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
Net asset value, beginning of year	$12.98	$12.32		$10.67		$11.64		$10.03
Income from investment operations:
Net investment income (a,b)	0.10	0.10		0.16		0.14		0.11
Net realized and unrealized gain (loss) (c)	1.81	0.74		1.66		(0.99)		1.65
Total income (loss) from investment operations	1.91	0.84		1.82		(0.85)		1.76
Less distributions from:
Net investment income	(0.12)	(0.18)		(0.17)		(0.12)		(0.15)
Net asset value, end of year	$14.77	$12.98		$12.32		$10.67		$11.64
Total return (d)	14.69%	7.00%		17.11%		(7.33)%		17.61%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$414,260	$412,126		$431,557		$423,635		$489,447
Ratio of net expenses to average net assets (e)	0.88%	0.88%		0.89%		0.91	% (f)	0.91%
Ratio of gross expenses to average net assets (e)	0.90%	0.91	% (g)	0.91	% (g)	0.89%		0.91	% (g)
Ratio of net investment income to average net assets (b,e)	0.73%	0.82%		1.38%		1.24%		1.04%
Portfolio turnover rate	32%	102%		69%		53%		51%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Moderate Growth Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
Net asset value, beginning of year	$13.18	$12.57		$11.00		$11.90		$10.52
Income from investment operations:
Net investment income (a,b)	0.11	0.12		0.17		0.16		0.12
Net realized and unrealized gain (loss) (c)	1.46	0.86		1.58		(0.93)		1.40
Total income (loss) from investment operations	1.57	0.98		1.75		(0.77)		1.52
Less distributions from:
Net investment income	(0.13)	(0.19)		(0.18)		(0.13)		(0.14)
Net realized gains	(0.11)	(0.18)		-		-		-
Total distributions from net investment income and net realized gains	(0.24)	(0.37)		(0.18)		(0.13)		(0.14)
Net asset value, end of year	$14.51	$13.18		$12.57		$11.00		$11.90
Total return (d)	11.91%	8.08%		15.94%		(6.50)%		14.47%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$141,182	$141,186		$143,221		$135,945		$153,178
Ratio of net expenses to average net assets (e)	0.90%	0.91%		0.91%		0.91	% (f)	0.91%
Ratio of gross expenses to average net assets (e)	0.90%	0.91	% (g)	0.91	% (g)	0.89%		0.91	% (g)
Ratio of net investment income to average net assets (b,e)	0.78%	0.94%		1.46%		1.35%		1.09%
Portfolio turnover rate	44%	110%		91%		65%		52%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Select Advisor Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$13.38	$13.23	$11.53	$12.55	$11.04
Income from investment operations:
Net investment income (a,b)	0.13	0.16	0.21	0.13	0.11
Net realized and unrealized gain (loss) (c)	1.64	0.65	2.05	(0.87)	1.55
Total income (loss) from investment operations	1.77	0.81	2.26	(0.74)	1.66
Less distributions from:
Net investment income	(0.18)	(0.24)	(0.15)	(0.12)	(0.15)
Net realized gains	(0.49)	(0.42)	(0.41)	(0.16)	-
Total distributions from net investment income and net realized gains	(0.67)	(0.66)	(0.56)	(0.28)	(0.15)
Net asset value, end of year	$14.48	$13.38	$13.23	$11.53	$12.55
Total return (d)	13.31%	6.61%	19.96%	(5.99)%	15.06%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$105,532	$108,112	$114,371	$107,874	$119,955
Ratio of net expenses to average net assets (e)	0.64%	0.64%	0.64%	0.63%	0.63%
Ratio of gross expenses to average net assets (e,f)	1.25%	1.26%	1.27%	1.24%	1.26%
Ratio of net investment income to average net assets (b,e)	0.90%	1.24%	1.68%	1.07%	0.95%
Portfolio turnover rate	17%	54%	22%	32%	36%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Wellington Research Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
Net asset value, beginning of year	$15.23		$14.00		$12.38		$13.40		$11.82
Income from investment operations:
Net investment income (a,b)	0.01		0.08		0.13		0.12		0.09
Net realized and unrealized gain (loss) (c)	1.86		1.46		2.23		(0.79)		1.56
Total income (loss) from investment operations	1.87		1.54		2.36		(0.67)		1.65
Less distributions from:
Net investment income	(0.09)		(0.14)		(0.13)		(0.09)		(0.07)
Net realized gains	(0.56)		(0.17)		(0.61)		(0.26)		-
Total distributions from net investment income and net realized gains	(0.65)		(0.31)		(0.74)		(0.35)		(0.07)
Net asset value, end of year	$16.45		$15.23		$14.00		$12.38		$13.40
Total return (d)	12.38%		11.16%		19.32%		(5.07)%		13.99%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$485,474		$455,842		$448,554		$414,731		$478,812
Ratio of net expenses to average net assets (e)	1.20%		1.21%		1.20%		1.20	% (f)	1.20%
Ratio of gross expenses to average net assets (e)	1.20%		1.22	% (g)	1.21	% (g)	1.19%		1.21	% (g)
Ratio of net investment income to average net assets (b,e)	0.09%		0.54%		0.93%		0.89%		0.68%
Portfolio turnover rate	91	% (h,i)	85	% (h)	53	% (h)	66	% (h)	67	% (h)

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  The portfolio turnover rates excludes mortgage dollar roll transactions for the years ended December 31, 2021, December 31, 2020, December 31, 2019, December 31, 2018 and December 31, 2017. If these were included in the calculation the turnover percentage would be 162%, 116%, 70%, 92%, and 106%, respectively.

(i)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic PIMCO Tactical Allocation Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Notes to Financial Statements

December 31, 2021

1.  ORGANIZATION

As of December 31, 2021, the Global Atlantic Portfolios were comprised of sixteen different actively managed portfolios, eight of which are discussed in this report (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Portfolio	Commencement Date	Investment Objective
Global Atlantic American Funds® Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Balanced Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic BlackRock Selects Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Moderate Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Select Advisor Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wellington Research Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.

Each Portfolio is diversified. Certain of the Portfolios operate as "fund of funds." A "fund of funds" typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

As of December 31, 2021, the Portfolios offered Class II shares at net asset value.

References herein to a Portfolio's investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds and closed-end funds, as applicable.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Debt securities are valued on the basis of

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

valuations provided by dealers or by an independent pricing service which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristic, call features, credit ratings and other data. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the "Underlying Fund" or "Underlying Funds"). Each Underlying Fund is valued at its respective net asset value as reported by such investment company (except exchange-traded funds ("ETFs")). ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Each Underlying Fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by each Underlying Fund's board(s) of trustees.

Illiquid Investments – Pursuant to Rule 22e-4 under the 1940 Act, a Portfolio may not acquire any "illiquid investment" if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An "illiquid investment" is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees ("Board") has approved the designation of the Adviser to administer the Trust's liquidity risk management program and related procedures. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).

These investments will be valued at their fair market value as determined using the valuation procedures approved by the Board. The Board has delegated execution of these procedures to a Fair Value Committee composed of one or more of the following: (i) Chief Compliance Officer of the Trust, (ii) Principal Financial Officer, and (iii) representative of the Global Atlantic Investment Advisors, LLC (the "Adviser") and/or Sub-Adviser. The Fair Value Committee at its discretion may also include a representative from The Bank of New York Mellon (the "Administrator") and third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process – The Fair Value Committee is composed of one or more of the following: (i) Chief Compliance Officer of the Trust, (ii) Principal Financial Officer, and (iii) representative of the Adviser and/or Sub- Adviser. The Fair Value Committee at its discretion may also include a representative from the Administrator and third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio's calculation of its net asset value ("NAV"); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub- Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using certain factors, such as, but not limited to: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security's embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. US GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2021 for each Portfolio's investments measured at fair value:

Global Atlantic American Funds® Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$223,670,668	$-	$-	$223,670,668
Short-Term Investments	9,277,308	-	-	9,277,308
Total	$232,947,976	$-	$-	$232,947,976

Global Atlantic Balanced Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$114,889,060	$-	$-	$114,889,060
Short-Term Investments	4,561,198	-	-	4,561,198
Total	$119,450,258	$-	$-	$119,450,258

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Global Atlantic BlackRock Selects Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$174,331,319	$-	$-	$174,331,319
Variable Insurance Trusts	46,169,588	-	-	46,169,588
Short-Term Investments	10,520,492	-	-	10,520,492
Total	$231,021,399	$-	$-	$231,021,399

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$204,423,883	$671	$-	$204,424,554
Corporate Bonds and Notes	-	24,693,403	-	24,693,403
U.S. Treasury Securities	-	16,246,792	-	16,246,792
Asset Backed and Commercial Backed Securities	-	11,798,629	-	11,798,629
Agency Mortgage Backed Securities	-	9,437,475	-	9,437,475
Exchange Traded Funds	2,993,328	-	-	2,993,328
Sovereign Debts	-	2,525,381	-	2,525,381
Municipal Bonds	-	2,291,305	-	2,291,305
Term Loans	-	2,355,569	-	2,355,569
Preferred Stocks	-	2,979	-	2,979
Purchased Options	-	6,894	-	6,894
Short-Term Investments	16,587,567	-	-	16,587,567
Futures Contracts*	60,256	-	-	60,256
Swap Contracts*	-	12,380	-	12,380
Forward Foreign Currency Contracts	-	21,067	-	21,067
Swaptions Written	-	7,187	-	7,187
Total	$224,065,034	$69,399,732	$-	$293,464,766
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$14,696	$-	$-	$14,696
Swap Contracts*	-	14,897	-	14,897
Forward Foreign Currency Contracts	-	52,545	-	52,545
Swaptions Purchased	-	2,308	-	2,308
Total	$14,696	$69,750	$-	$84,446

Global Atlantic Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$399,716,284	$-	$-	$399,716,284
Short-Term Investments	12,759,179	-	-	12,759,179
Total	$412,475,463	$-	$-	$412,475,463
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$1,003,482	$-	$-	$1,003,482
Total	$1,003,482	$-	$-	$1,003,482

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Global Atlantic Moderate Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$135,710,131	$-	$-	$135,710,131
Short-Term Investments	5,302,531	-	-	5,302,531
Total	$141,012,662	$-	$-	$141,012,662
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$116,100	$-	$-	$116,100
Total	$116,100	$-	$-	$116,100

Global Atlantic Select Advisor Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$83,392,101	$-	$-	$83,392,101
Exchange Traded Funds	18,062,445	-	-	18,062,445
Short-Term Investments	4,055,071	-	-	4,055,071
Total	$105,509,617	$-	$-	$105,509,617

Global Atlantic Wellington Research Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$303,081,597	$-	$-	$303,081,597
U.S. Treasury Securities	-	53,190,913	-	53,190,913
Corporate Bonds & Notes	-	50,515,587	-	50,515,587
Agency and Mortgage Backed Securities	-	31,240,263	-	31,240,263
Asset Backed and Commercial Backed Securities	-	21,264,692	-	21,264,692
Municipal Bonds	-	3,570,397	-	3,570,397
Sovereign Debts	-	1,344,636	-	1,344,636
Short-Term Investments	47,819,879	-	-	47,819,879
Futures Contracts*	17,375	-	-	17,375
Total	$350,918,851	$161,126,488	$-	$512,045,339
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$35,187	$-	$-	$35,187
Total	$35,187	$-	$-	$35,187

*  Net unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

  The Portfolios did not hold any Level 3 securities during the year.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities over the lesser of the lives of the respective securities or to the call date, for any callable securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex- date and are determined in accordance with Federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits. The Portfolios have not experienced any losses on their accounts.

Federal Income Tax – It is each Portfolio's policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio's 2019 and 2020 tax returns, or is expected to be taken in each Portfolio's December 31, 2021 tax return. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and change in unrealized gain or loss on foreign currency translations.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Statements of Operations.

For the year ended December 31, 2021, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts subject to currency risk, as disclosed in the Statements of Operations, is as follows:

	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$(103,281)	$3,019

Options Transactions – Certain Portfolios are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, including ETFs, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right, but not the obligation, to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right, but not the obligation, to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the securities included in the index.

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, but not the obligation, to buy in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios' volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

For the year ended December 31, 2021, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	Equity	$(947,305)	$-
Global Atlantic Balanced Managed Risk Portfolio	Equity	(486,779)	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	Equity	(1,298,299)	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Interest Rate	(3,151,093)	28,786
Global Atlantic Growth Managed Risk Portfolio	Equity	(9,525,906)	(1,003,482)
Global Atlantic Moderate Growth Managed Risk Portfolio	Equity	(1,629,986)	(116,100)
Global Atlantic Select Advisor Managed Risk Portfolio	Equity	(832,716)	-
Global Atlantic Wellington Research Managed Risk Portfolio	Equity	(5,635,964)	-
	Interest Rate	226,072	(14,249)

Swap Agreements – Certain Portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. These Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter ("OTC") swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" (i.e., the return or increase in value of a particular dollar amount invested in a "basket" of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Certain Portfolios may enter into credit default swaps ("CDS"). CDS are two-party contracts that transfer credit exposure between the parties. One party (the "buyer") receives credit protection and the other party (the "seller") takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller's commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Each Portfolio's maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract's remaining life, to be the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the year ended December 31, 2021, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap agreements by risk type, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Interest Rate	$35,767	$(6,646)
	Credit	75,116	51,422
	Currency	22,694	223,697

For the year ended December 31, 2021, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swaptions, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Interest Rate	$30,884	$15,519

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities – The following tables present certain of the Portfolios' asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2021.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Citibank NA	$16,111	$(13,558)	$2,553	$-	$2,553	$13,558	$(13,558)	$-	$-	$-
JP Morgan	3,456	(3,456)	-	-	-	3,647	(3,456)	191	(191)	-
JP Morgan Chase Bank	21,067	(21,067)	-	-	-	52,545	(21,067)	31,478	(31,478)	-
JP Morgan Securities LLC	60,256	(14,696)	45,560	-	45,560	14,696	(14,696)	-	-	-
Total	$100,890	$(52,777)	$48,113	$-	$48,113	$84,446	$(52,777)	$31,669	$(31,669)	$-

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Global Atlantic Growth Managed Risk Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$-	$-	$-	$-	$-	$1,003,482	$-	$1,003,482	$(1,003,482)	$-
Total	$-	$-	$-	$-	$-	$1,003,482	$-	$1,003,482	$(1,003,482)	$-

Global Atlantic Moderate Growth Managed Risk Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$-	$-	$-	$-	$-	$116,100	$-	$116,100	$(116,100)	$-
Total	$-	$-	$-	$-	$-	$116,100	$-	$116,100	$(116,100)	$-

Global Atlantic Wellington Research Managed Risk Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
JP Morgan Chase Bank	$17,375	$(17,375)	$-	$-	$-	$35,187	$(17,375)	$17,812	$(17,812)	$-
Total	$17,375	$(17,375)	$-	$-	$-	$35,187	$(17,375)	$17,812	$(17,812)	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Impact of Derivatives on the Statements of Assets and Liabilities – The following table presents a summary of the location of derivative investments categorized by primary risk exposure on the Portfolios' Statements of Assets and Liabilities as of December 31, 2021:

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$45,560	$-	$-	$45,560
Unrealized appreciation on Swaptions	-	4,879	-	-	4,879
Unrealized appreciation on Forward Foreign Currency Contracts	-	-	-	21,067	21,067
Liabilities
Unrealized depreciation on Swap Contracts	-	-	(2,517)	-	(2,517)
Unrealized depreciation on Forward Foreign Currency Contracts	-	-	-	(52,545)	(52,545)
Total	$-	$50,439	$(2,517)	$(31,478)	$16,444

Global Atlantic Growth Managed Risk Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Liabilities
Unrealized depreciation on Futures Contracts	$(1,003,482)	$-	$-	$-	$(1,003,482)
Total	$(1,003,482)	$-	$-	$-	$(1,003,482)

Global Atlantic Moderate Growth Managed Risk Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Liabilities
Unrealized depreciation on Futures Contracts	$(116,100)	$-	$-	$-	$(116,100)
Total	$(116,100)	$-	$-	$-	$(116,100)

Global Atlantic Wellington Research Managed Risk Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Liabilities
Unrealized depreciation on Futures Contracts	$-	$(17,812)	$-	$-	$(17,812)
Total	$-	$(17,812)	$-	$-	$(17,812)

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

The notional value of the derivative instruments outstanding as of December 31, 2021, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions, which may include short sales in some cases, by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs' operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio's investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

annually in the following calendar year. As a result, a Portfolio may estimate the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short- term investments, were as follows:

	Purchases	Sales
Global Atlantic American Funds® Managed Risk Portfolio	$40,669,134	$54,063,256
Global Atlantic Balanced Managed Risk Portfolio	75,940,566	78,821,696
Global Atlantic BlackRock Selects Managed Risk Portfolio	213,127,775	237,257,311
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	159,417,647	196,572,785
Global Atlantic Growth Managed Risk Portfolio	128,607,332	187,500,641
Global Atlantic Moderate Growth Managed Risk Portfolio	59,423,797	74,961,176
Global Atlantic Select Advisor Managed Risk Portfolio	17,519,613	28,410,732
Global Atlantic Wellington Research Managed Risk Portfolio	723,392,370	771,820,504

4.  AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios' investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic American Funds® Managed Risk Portfolio	Wilshire Advisors, LLC* Milliman Financial Risk Management, LLC
Global Atlantic Balanced Managed Risk Portfolio	BlackRock Investment Management, LLC** Milliman Financial Risk Management, LLC
Global Atlantic BlackRock Selects Managed Risk Portfolio	BlackRock Investment Management, LLC Milliman Financial Risk Management, LLC
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Franklin Advisers, Inc. Milliman Financial Risk Management, LLC

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Portfolio	Sub-Adviser
Global Atlantic Growth Managed Risk Portfolio	BlackRock Investment Management, LLC** Milliman Financial Risk Management, LLC
Global Atlantic Moderate Growth Managed Risk Portfolio	BlackRock Investment Management, LLC** Milliman Financial Risk Management, LLC
Global Atlantic Select Advisor Managed Risk Portfolio	Wilshire Advisors, LLC* Milliman Financial Risk Management, LLC
Global Atlantic Wellington Research Managed Risk Portfolio	Wellington Management Company LLP Milliman Financial Risk Management, LLC

*  Formerly Wilshire Associates Incorporated

** Changed from BlackRock Financial Management, Inc., effective May 1, 2021

The Bank of New York Mellon serves as the Administrator, Fund Accountant and Custodian for the Portfolios and BNY Mellon Investment Servicing (US) Inc. (together with The Bank of New York Mellon, "BNYM") serves as the Transfer Agent for the Portfolios.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

The following chart details the annual advisory fee for each Portfolio for the year ended December 31, 2021.

Portfolio	Advisory Fee*
Global Atlantic American Funds® Managed Risk Portfolio	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion
Global Atlantic Balanced Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic BlackRock Selects Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion
Global Atlantic Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic Moderate Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic Select Advisor Managed Risk Portfolio	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion
Global Atlantic Wellington Research Managed Risk Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion

*  Calculated daily based on the average daily net assets.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

During the year ended December 31, 2021, with respect to each Portfolio, the Adviser contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio's shares listed below ("Waiver Agreements"). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio's Board of Trustees, on 60 days' written notice to the Adviser.

Portfolio	Operating Expense Limitation		Expiration Date
Global Atlantic American Funds® Managed Risk Portfolio	0.87%		May 1, 2022
Global Atlantic Balanced Managed Risk Portfolio	0.92%		September 1, 2022
Global Atlantic BlackRock Selects Managed Risk Portfolio	0.94%		May 1, 2022
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio*	1.19%		May 1, 2022
Global Atlantic Growth Managed Risk Portfolio	0.88%		May 1, 2022
Global Atlantic Moderate Growth Managed Risk Portfolio	0.92%		May 1, 2022
Global Atlantic Select Advisor Managed Risk Portfolio	0.64%		May 1, 2022
Global Atlantic Wellington Research Managed Risk Portfolio**	1.19	%***	September 1, 2022

*  Prior to May 1, 2021, the Expense Limitation was 1.16%.

**  Prior to August 20, 2021, the Expense Limitation was 1.21%.

***  The Portfolio is also subject to a Total Expense Limit of 1.20%, which includes Acquired Fund Fees and Expenses as defined in the Portfolio's prospectus, effective through August 31, 2022.

In addition, the Adviser has agreed to waive 0.40% of its fees for Global Atlantic American Funds® Managed Risk Portfolio and Global Atlantic Select Advisor Managed Risk Portfolio for as long as each Portfolio relies primarily on investments in underlying funds to achieve its principal investment strategy. These waivers are not subject to recoupment.

The Adviser or its affiliates may receive compensation from managers of underlying funds in which certain Portfolios invest. This compensation may create a conflict of interest for the Adviser in the selection of underlying funds for investment by the Portfolio. However, the Adviser will voluntarily reduce the amount of its compensation under its Advisory Agreement with the Portfolio by the amount of compensation received from managers of underlying funds. The minimum amount of this waiver, until at least April 30, 2022 for each Portfolio is based on estimated amounts expected to be received during the current fiscal year. The actual amount of each waiver may be higher to the extent the payments exceed the Adviser's estimates, but it will not be lower. These waivers are not subject to recoupment by the Adviser. The waivers may be terminated only by the Portfolio's Board of Trustees, on 60 days' written notice to the Adviser.

For the year ended December 31, 2021, the Adviser waived, reimbursed, or recaptured fees as follows:

	Investment Advisory Fee Waiver	Investment Advisory Fee Reimbursed*	Investment Advisory Fee Recaptured	Total
Global Atlantic American Funds® Managed Risk Portfolio	$941,145	$-	$-	$941,145
Global Atlantic Balanced Managed Risk Portfolio	-	68	-	68
Global Atlantic BlackRock Selects Managed Risk Portfolio	-	-	-	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	61,783	-	-	61,783
Global Atlantic Growth Managed Risk Portfolio	73,227	-	-	73,227
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-	-	-
Global Atlantic Select Advisor Managed Risk Portfolio	659,283	-	-	659,283
Global Atlantic Wellington Research Managed Risk Portfolio	8,719	171	-	8,890

*  For additonal information on investment advisory fees reimbursed, please see Note 10, payments by affiliates.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreements, and the Portfolio's operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio's expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

The Adviser may recapture the following amounts by the following dates:

	December 31, 2022	December 31, 2023	December 31, 2024
Global Atlantic American Funds® Managed Risk Portfolio	$-	$-	$-
Global Atlantic Balanced Managed Risk Portfolio	-	-	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	35,171	-	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	143,809	156,982	61,783
Global Atlantic Growth Managed Risk Portfolio	76,229	118,163	73,227
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-	-
Global Atlantic Select Advisor Managed Risk Portfolio	38,360	27,191	12,758
Global Atlantic Wellington Research Managed Risk Portfolio	13,260	31,810	8,719

The following amounts expired unrecouped as of the date listed below:

December 31, 2021
Global Atlantic American Funds® Managed Risk Portfolio	$-
Global Atlantic Balanced Managed Risk Portfolio	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	99,190
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	105,768
Global Atlantic Growth Managed Risk Portfolio	-
Global Atlantic Moderate Growth Managed Risk Portfolio	-
Global Atlantic Select Advisor Managed Risk Portfolio	15,417
Global Atlantic Wellington Research Managed Risk Portfolio	-

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio's Class II shares and, for the year ended December 31, 2021, was paid to Global Atlantic Distributors, LLC ("GAD") to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios' shareholder accounts, not otherwise required to be provided by the Adviser. GAD is an affiliate of the Adviser.

For the year ended December 31, 2021, the Portfolios expensed the following distribution fees:

Fees Paid
Global Atlantic American Funds® Managed Risk Portfolio	$588,215
Global Atlantic Balanced Managed Risk Portfolio	241,438
Global Atlantic BlackRock Selects Managed Risk Portfolio	601,509
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	697,293
Global Atlantic Growth Managed Risk Portfolio	1,048,367
Global Atlantic Moderate Growth Managed Risk Portfolio	357,470
Global Atlantic Select Advisor Managed Risk Portfolio	271,476
Global Atlantic Wellington Research Managed Risk Portfolio	1,172,517

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

For the year ended December 31, 2021, the Trustees received fees in the amounts as follows:

Fees Received
Global Atlantic American Funds® Managed Risk Portfolio	$20,039
Global Atlantic Balanced Managed Risk Portfolio	7,881
Global Atlantic BlackRock Selects Managed Risk Portfolio	20,641
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	23,630
Global Atlantic Growth Managed Risk Portfolio	35,741
Global Atlantic Moderate Growth Managed Risk Portfolio	12,179
Global Atlantic Select Advisor Managed Risk Portfolio	9,307
Global Atlantic Wellington Research Managed Risk Portfolio	39,739

5.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2021, Forethought Life Insurance Company Separate Account A owned 100% of the voting securities of each Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk – Forethought Life Insurance Company, certain accounts, or the Adviser's affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

6.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

As of December 31, 2021, the aggregate cost of investments for federal income tax purposes, the gross unrealized appreciation and depreciation and the aggregated net unrealized appreciation (depreciation) on investments were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	$184,908,211	$54,214,262	$(6,174,497)	$48,039,765
Global Atlantic Balanced Managed Risk Portfolio	99,855,875	20,450,514	(5,962,860)	14,487,654
Global Atlantic BlackRock Selects Managed Risk Portfolio	197,998,846	37,416,979	(4,394,426)	33,022,553
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	170,359,543	124,442,914	(1,420,929)	123,021,985
Global Atlantic Growth Managed Risk Portfolio	270,229,814	143,208,403	(1,960,197)	141,248,206
Global Atlantic Moderate Growth Managed Risk Portfolio	102,828,493	39,293,743	(1,225,674)	38,068,069
Global Atlantic Select Advisor Managed Risk Portfolio	80,056,818	26,519,071	(1,066,272)	25,452,799
Global Atlantic Wellington Research Managed Risk Portfolio	385,823,027	131,219,188	(8,495,929)	122,723,259

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended December 31, 2021 and 2020 were as follows:

For fiscal year ended 12/31/2021	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$2,588,253	$-	$-	$2,588,253
Global Atlantic Balanced Managed Risk Portfolio	2,007,723	1,345,036	-	3,352,759
Global Atlantic BlackRock Selects Managed Risk Portfolio	3,232,570	-	-	3,232,570
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,279,680	-	-	2,279,680
Global Atlantic Growth Managed Risk Portfolio	3,307,515	-	-	3,307,515
Global Atlantic Moderate Growth Managed Risk Portfolio	1,805,831	516,105	-	2,321,936
Global Atlantic Select Advisor Managed Risk Portfolio	1,303,856	3,539,405	-	4,843,261
Global Atlantic Wellington Research Managed Risk Portfolio	4,391,614	14,674,109	-	19,065,723
For fiscal year ended 12/31/2020	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$3,161,617	$7,784,961	$-	$10,946,578
Global Atlantic Balanced Managed Risk Portfolio	2,932,502	-	-	2,932,502
Global Atlantic BlackRock Selects Managed Risk Portfolio	3,599,871	-	-	3,599,871
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	3,749,479	-	-	3,749,479
Global Atlantic Growth Managed Risk Portfolio	5,912,075	-	-	5,912,075
Global Atlantic Moderate Growth Managed Risk Portfolio	3,975,331	-	-	3,975,331
Global Atlantic Select Advisor Managed Risk Portfolio	1,879,214	3,291,782	-	5,170,996
Global Atlantic Wellington Research Managed Risk Portfolio	4,701,709	4,458,988	-	9,160,697

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Loss and Late Year Loss	Capital Loss Carryforward	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Defecits)
Global Atlantic American Funds® Managed Risk Portfolio	$3,636,632	$8,461,604	$-	$-	$48,039,765	$60,138,001
Global Atlantic Balanced Managed Risk Portfolio	2,739,543	5,906,873	-	-	14,487,654	23,134,070
Global Atlantic BlackRock Selects Managed Risk Portfolio	11,495,493	-	-	-	33,022,553	44,518,046
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1,665,070	3,938,416	-	-	123,021,985	128,625,471
Global Atlantic Growth Managed Risk Portfolio	3,053,494	8,007,231	-	-	141,248,206	152,308,931
Global Atlantic Moderate Growth Managed Risk Portfolio	2,843,893	6,962,234	-	-	38,068,069	47,874,196
Global Atlantic Select Advisor Managed Risk Portfolio	1,363,374	6,683,978	-	-	25,452,799	33,500,151
Global Atlantic Wellington Research Managed Risk Portfolio	13,137,460	32,571,607	-	-	122,723,259	168,432,326

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and the mark-to-market on passive foreign investment companies and open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $4,187 for Global Atlantic Franklin Dividend and Income Managed Risk Portfolio.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

At December 31, 2021, the Portfolios did not have capital loss carry forwards for federal income tax purposes available to offset future capital gains.

During the year ended December 31, 2021, the following Portfolios utilized capital loss carryforwards.

Utilized
Global Atlantic American Funds® Managed Risk Portfolio	$1,985,436
Global Atlantic BlackRock Selects Managed Risk Portfolio	15,343,336
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	16,965,213
Global Atlantic Growth Managed Risk Portfolio	17,267,902

Permanent book and tax differences, primarily attributable to the reclassification of Portfolio distributions, resulted in reclassifications for the Portfolios for the fiscal year ended December 31, 2021 as follows:

	Paid In Capital	Accumulated Earnings (Losses)
Global Atlantic Balanced Managed Risk Portfolio	$21,241	$(21,241)
Global Atlantic Wellington Research Managed Risk Portfolio	70,179	(70,179)

8.  NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting". ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

9.  OTHER RISKS

The Portfolios' risks include, but are not limited to, the following:

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio or an underlying fund. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market's perception that an issuer is likely to default, tends to reduce the value and liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Sub-Adviser and/or Underlying Fund manager or the rating agencies than such securities actually do.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the clearing and exchange-trading of many standardized over-the-counter ("OTC") derivative instruments deemed to be "swaps." The Commodity Futures Trading Commission ("CFTC") has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis. In addition, the SEC recently adopted Rule 18f-4 under the 1940 Act which will regulate the use of derivatives for certain investment companies (the "Derivatives Rule"). The Derivatives Rule will require, among other things, that certain entities adopt a derivatives risk management program, comply with limitations on leveraged- related risk based on a relative "value-at-risk" test and update reporting and disclosure procedures. Although the full impact of the Derivatives Rule on the Portfolios remains uncertain, these requirements may limit the ability of a Portfolio to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies, as well as increase a Portfolio's expenses. Compliance with Rule 18f-4 will be required by August 2022. The regulation of the derivatives markets has increased over the past several years, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio's ability to achieve its investment result.

Exchange-Traded Funds Risk – The Portfolios may invest in passive ETFs. An ETF is a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant underlying securities. Additionally, an ETF has fees and expenses that increase the cost of investing in the ETF versus the costs of owning the underlying securities directly.

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could also have a significant impact on the Portfolio and its investments. The market prices of securities may also be negatively impacted by trading activity and investor interest, including interest driven by factors unrelated to market conditions or financial performance. In these circumstances, the value of the Portfolio's investments, particularly any short positions or exposures, may fluctuate dramatically.

A Portfolio may experience a substantial or complete loss on any individual security. Since the global financial crisis that began in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. Changes in the U.S. and governmental market support activities implemented since the financial crisis could negatively affect the markets generally and increase market volatility. This could reduce the value and liquidity of the securities in which the Portfolio invests and make identifying investment risks and opportunities especially difficult.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio's costs. If dealer capacity in fixed income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets. The spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as "COVID-19") has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios' investments and operations. The transmission of COVID-19 and efforts to contain its spread could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolios. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Portfolios being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.

10.  PAYMENTS BY AFFILIATES

During the year ended December 31, 2021, the Adviser reimbursed the Global Atlantic American Funds Managed Risk Portfolio $1,280 and the Global Atlantic BlackRock Selects Managed Risk Portfolio $7,428 for losses due to security trades executed incorrectly. The amount compensated was less than 0.01% of each of the Portfolio's average net assets, thus having no impact on either Portfolio's total return.

In connection with the Reorganization (as defined below), the Adviser voluntarily reimbursed the Global Atlantic Balanced Managed Risk Portfolio $3,119 and the Global Atlantic Wellington Research Managed Risk Portfolio $942 for brokerage commissions incurred. Additionally, the Adviser voluntarily reimbursed the Global Atlantic Balanced Managed Risk Portfolio $68 and the Global Atlantic Wellington Research Managed Risk Portfolio $171 for custody transaction fees incurred. The dollar amounts of the voluntary custody transaction fee reimbursement are included in the statements of operations as expenses waived / reimbursed and are not available to be recouped by the Adviser.

11.  OTHER RECENT DEVELOPMENTS

Ongoing concerns regarding the economies of certain countries in Europe, as well as the possibility that one or more countries could leave the European Union (the "EU"), create risks for investing in the European markets. These risks may be heightened due to the June 2016 referendum in which the United Kingdom ("UK") voted to exit the EU (commonly known as "Brexit"). On January 31, 2020, the UK withdrew from the EU. This commenced a transition period that lasted until December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK's post-transition framework. The full impact of Brexit on the UK and EU economies and the broader global economy is not yet known. The impact could be significant and could, among other outcomes, result in increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. Brexit may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Brexit may also have a negative impact on the economy and currency of the UK as a result of anticipated, or actual changes to the UK's economic and political relations with the EU. Any or all of these challenges may affect the value of a Portfolio's investments economically tied to the UK or the EU.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

On March 5, 2021, the United Kingdom's Financial Conduct Authority ("FCA") and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBORs ceased publication on December 31, 2021, and others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR presents risks to applicable Portfolios, including the risk that any pricing adjustments to a Portfolio's investments resulting from a substitute reference rate may adversely affect the Portfolio's performance and/or NAV. The impact of a substitute reference rate, if any, will vary on an investment-by-investment basis. The Adviser or Sub- Adviser may have discretion to determine a substitute reference rate, including any price or other adjustments to account for differences between the substitute reference rate and the previous rate. The substitute reference rate and any adjustments selected could negatively impact a Portfolio's investment performance or financial condition, including in ways unforeseen by the Adviser or Sub-Adviser.

In addition, the current ongoing outbreak of COVID-19, a respiratory illness caused by a novel strain of coronavirus, has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios' investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. The COVID-19 crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

12.  OTHER MATTERS

On February 1, 2021, Global Atlantic Financial Group Limited (together with its subsidiaries, "Global Atlantic") was acquired by KKR & Co. Inc. (the "Transaction"). Under the 1940 Act, the Transaction resulted in the automatic termination of the existing: (i) investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio; (ii) sub-advisory agreements between the Adviser, the sub-advisers and the Trust on behalf of each applicable Portfolio; and (iii) underwriting agreement between GAD and the Trust on behalf of the Portfolios (collectively, the "Existing Agreements").

At a meeting held on September 22, 2020, the Board, including all of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, unanimously voted to approve each of the following to become effective upon the closing of the Transaction: (i) a new investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio ("New Advisory Agreement"); (ii) new sub-advisory agreements between the Adviser, the sub-advisers and the Trust on behalf of each applicable Portfolio; and (iii) a new underwriting agreement between GAD and the Trust on behalf of each Portfolio (collectively, the "New Agreements"). The New Advisory Agreement was also subject to shareholder approval. At a special meeting of shareholders held on November 23, 2020, the New Advisory Agreement was approved by the shareholders of each Portfolio. The New Agreements took effect on February 1, 2021.

13.  REORGANIZATION

At a meeting held on May 4, 2021, the Board approved an Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of each Acquired Portfolio identified below (each an "Acquired Portfolio") into the corresponding Acquiring Portfolio identified below (each an "Acquiring Portfolio") (each a "Reorganization" and collectively, the "Reorganizations"). The purpose of the Reorganizations was to combine portfolios with the same investment objectives and fundamental investment policies. Each Reorganization occurred after the close of business on August 20, 2021.

Acquired Portfolio	Corresponding Acquiring Portfolio
Global Atlantic Goldman Sachs Dynamic Trends
Allocation Portfolio	Global Atlantic Balanced Managed Risk Portfolio
Global Atlantic PIMCO Tactical Allocation Portfolio	Global Atlantic Wellington Research Managed Risk Portfolio

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Pursuant to the terms of the Plan, after the close of business on August 20, 2021, each Acquired Portfolio transferred all of its assets to the corresponding Acquiring Portfolio, in exchange for shares of the corresponding Acquiring Portfolio and the assumption of all of the liabilities of the Acquired Portfolio by the corresponding Acquiring Portfolio.

After the close of business on August 20, 2021, the consummation of each Reorganization was accomplished by a tax-free exchange of shares^ of each Acquiring Fund in the following amounts:

Acquired Portfolio Name/ Share Class Name	Acquired Portfolio Net Assets	Acquired Portfolio Shares Outstanding	Acquiring Portfolio Name/ Share Class Name	Acquiring Portfolio Net Assets	Acquiring Portfolio Shares Outstanding	Net Assets Post Reorganization	Shares Outstanding Post Reorganization
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio Class II	$35,866,849	3,190,084	Global Atlantic Balanced Managed Risk Portfolio Class II	$83,729,746	6,025,857	119,596,595	8,607,109
Global Atlantic PIMCO Tactical Allocation Portfolio Class II	29,594,401	2,632,666	Global Atlantic Wellington Research Managed Risk Portfolio Class II	461,923,590	27,929,332	491,517,991	29,718,698

^  Shares of 2,581,252 and 1,789,366 were exchanged for Global Atlantic Balanced Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio, respectively.

On the reorganization date, the Acquired Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Acquired Portfolios	Total Investment Value	Total Investment Cost	Unrealized Appreciation (Depreciation) on Investments
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$35,887,570	$30,780,835	$5,106,735
Global Atlantic PIMCO Tactical Allocation Portfolio	19,820,415	16,356,550	3,463,865

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Acquired Portfolios	Class	Acquired Portfolios		Acquiring Portfolios	Class
		Net Assets	Unrealized Appreciation (Depreciation) on Investments			Net Assets
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	II	$35,866,849	$5,106,735	Global Atlantic Balanced Managed Risk Portfolio	II	$83,729,746
Global Atlantic PIMCO Tactical Allocation Portfolio	II	29,594,401	3,463,865	Global Atlantic Wellington Research Managed Risk Portfolio	II	461,923,590

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

The financial statements reflect the operations of the Acquiring Portfolios for the period prior to the acquisition and the combined portfolios for the period subsequent to the portfolio reorganization. Assuming the acquisition had been completed on January 1, 2021, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2021, are as follows:

Acquiring Portfolios	Net Investment Income	Net realized and unrealized gain (loss) on Investments	Net increase in net assets resulting from operations
Global Atlantic Balanced Managed Risk Portfolio	$799,428	$10,438,337	$11,237,765
Global Atlantic Wellington Research Managed Risk Portfolio	495,251	55,940,935	56,436,186

Since the combined investment Porfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Acquired Portfolios that have been included in the Acquiring Portfolio's Statements of Operations since August 20, 2021.

Since both the Acquired Portfolios and the Acquiring Portfolios sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

14.  SUBSEQUENT EVENTS

The Portfolios evaluated subsequent events from December 31, 2021 through the date these financial statements were issued. There were no significant events that would have a material impact on the Portfolios' financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forethought Variable Insurance Trust
and the Shareholders of Each of the Separate Series of Forethought Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Selects Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio, and Global Atlantic Wellington Research Managed Risk Portfolio (collectively, the Portfolios), including the portfolio of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from custodians or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more investment companies advised by Global Atlantic Investment Advisors, LLC since 2013.

Denver, Colorado
February 23, 2022

Global Atlantic Portfolios

Expense Examples

December 31, 2021 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021.

Actual Expenses

The "Actual" expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The "Hypothetical" expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-21	Ending Account Value 12-31-21	Expenses Paid During Period*	Ending Account Value 12-31-21	Expenses Paid During Period*
Global Atlantic American Funds® Managed Risk Portfolio	II	0.84%	$1,000	$1,040.30	$4.32	$1,020.97	$4.28
Global Atlantic Balanced Managed Risk Portfolio	II	0.90%	$1,000	$1,033.80	$4.61	$1,020.67	$4.58
Global Atlantic BlackRock Selects Managed Risk Portfolio	II	0.89%	$1,000	$1,035.30	$4.57	$1,020.72	$4.53
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	II	1.19%	$1,000	$1,087.00	$6.26	$1,019.21	$6.06
Global Atlantic Growth Managed Risk Portfolio	II	0.88%	$1,000	$1,053.60	$4.56	$1,020.77	$4.48
Global Atlantic Moderate Growth Managed Risk Portfolio	II	0.89%	$1,000	$1,043.90	$4.59	$1,020.72	$4.53

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

Expense Examples (Continued)

December 31, 2021 (Unaudited)

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-21	Ending Account Value 12-31-21	Expenses Paid During Period*	Ending Account Value 12-31-21	Expenses Paid During Period*
Global Atlantic Select Advisor Managed Risk Portfolio	II	0.64%	$1,000	$1,042.70	$3.30	$1,021.98	$3.26
Global Atlantic Wellington Research Managed Risk Portfolio	II	1.20%	$1,000	$1,051.30	$6.20	$1,019.16	$6.11

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

Supplemental Information

December 31, 2021 (Unaudited)

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is c/o Global Atlantic Investment Advisors, LLC, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

Independent Trustees

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin (1951)	Trustee since 2013	Mr. Garbin serves as Managing Principal of Coherent Capital Management LLC (since 2007).	16

Mr. Garbin serves as Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021), Carlyle Tactical Private Credit Fund (since 2018), iCapital KKR Private Markets Fund (Formerly Altegris KKR Commitments Fund) (since 2014), Two Roads Shared Trust (since 2012), Northern Lights Fund Trust (since 2013), and Northern Lights Variable Trust (since 2013). Previously, Mr. Garbin served as Director of Oak Hill Advisors Mortgage Strategies Fund (Offshore) (2014–2017).

Mitchell E. Appel (1970)	Trustee since 2013	Mr. Appel serves as President of Value Line Funds (since 2008), as Chief Financial Officer (since 2008) and President (since 2009) of EULAV Securities LLC, and as President (since 2009) and Treasurer (since 2011) of EULAV Asset Management.	16	Mr. Appel serves as Director of Value Line Funds (since 2010) and EULAV Asset Management (since 2010).
Joseph E. Breslin (1953)	Trustee since 2013	Mr. Breslin serves as Senior Counsel of White Oak Global Advisors, LLC (since 2016) and has provided consultant services to investment managers (since 2009). Previously, Mr. Breslin served as Counsel of Common fund (2014–2016).	16

Mr. Breslin serves as Director of Kinetics Mutual Funds, Inc. (since 2000), Kinetics Portfolios Trust (since 2000) and Northern Lights Fund Trust IV (since 2015). Previously, Mr. Breslin served as Director of BlueArc Multi-Strategy Fund (2014–2017) and Hatteras Trust (2004–2016).

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2021 (Unaudited)

Interested Trustee and Officers of the Trust

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. (1968)[2]	Trustee since 2013

Mr. Arena serves as President of The Global Atlantic Financial Group LLC ("TGAFG") (since 2021); as Director of Global Atlantic Financial Group Limited ("GAFGL") (since 2021); as President and Head of Life and Retirement of Ariel Re (Holdings) Limited, Global Atlantic Financial Life Limited ("GAFLL") and Global Atlantic Financial Limited (formerly Commonwealth Re Midco Limited) ("GAFL") (since 2020); as Director and President of Global Atlantic Financial Company ("GAFC") (since 2017 and 2020, respectively); as Director of GAFL (since 2019); as Director, President and Head of Life and Retirement of Global Atlantic (Fin) Company (since 2017, 2019 and 2017, respectively); as Director, Chairman and President of Forethought Life Insurance Company ("FLIC") (since 2016, 2017 and 2016, respectively); as Director, Chairman and President of Commonwealth Annuity and Life Insurance Company ("CWA") and First Allmerica Financial Life Insurance Company (FAFLIC") (since 2017, 2017 and 2018, respectively); as Director, Chairman and Chief Executive Officer of Accordia Life and Annuity Company ("Accordia") (since 2016, 2017 and 2017, respectively); as Manager and Chairman of Global Atlantic Investment Advisors, LLC ("GAIA") (since 2016); and as Manager, Chairman and President of Global Atlantic Distributors, LLC ("GAD") (since 2012, 2012 and 2013, respectively); Previously, Mr. Arena has served as President and Head of Life and Retirement of GAFGL (2020–2021); as Co-President, Head of Life and Retirement of GAFGL, GAFL and GAFLL (2017–2020); as President and Head of Individual Markets (2019–2020) and Co-President and Head of Life and Retirement of GAFC (2017–2019 and 2016–2019, respectively); as Co-President of Global Atlantic (Fin) Company (2017–2019); as Executive Vice President of CWA (2017–2018); as Executive Vice President of Forethought Financial Group, Inc. ("FFG") (2013–2014); and as President of Forethought Annuity, FFG (2013–2015).

			16	None

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2021 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Barrie Ribet (1982)[3]	Trustee since 2021	Ms. Ribet serves as Managing Director of GAFC (since 2017); Managing Director of FLIC, CWA, Accordia, and FAFLIC (since 2019) and Managing Director of Global Atlantic Equipment Management, LLC (since 2021). Previously, Ms. Ribet served as Senior Vice President, Head of Asset Origination of GAFC (from 2015 to 2017).	16	None
Eric Todd (1969)	President and Chief Executive Officer since 2021

Mr. Todd is currently Chief Product Officer of GAFC, he also serves as Managing Director of GAFC (since 2015); Manager, President and Chief Investment Officer of GAIA (since 2013); Manager of GAD (since 2016); Director and Managing Director of FLIC (since 2014 and 2018, respectively); and Director and Managing Director of CWA, FAFLIC and Accordia (since 2017 and 2018, respectively).

			N/A	N/A
Deborah Schunder (1967)	Vice President since 2014

Ms. Schunder serves as Senior Vice President, Head of Investment Product Management, Sales Reporting, Analytics and Compensation of GAFC (since 2021). Previously, Ms. Schunder served as Vice President of Investment Product Management of GAFC (2013–2021).

			N/A	N/A
Trent M. Statczar (1971)	Treasurer and Principal Financial Officer since 2019	Mr. Statczar serves as Senior Director of Foreside Management Services, LLC (since 2008).	N/A	N/A
Sarah M. Patterson (1976)	Secretary/Chief Legal Officer since 2013

Ms. Patterson serves as Managing Director, General Counsel for Individual Markets and Assistant Secretary for FLIC, Accordia, FAFLIC, CWA and GAFC (since 2019, 2020, and 2014, respectively); as Secretary of GAIA (since 2016); and as Assistant Secretary of GAD (since 2016). Previously Ms. Patterson served as Associate General Counsel of FLIC, Accordia, FAFLIC, CWA and GAFC (2014–2020), Senior Vice President (2016–2019) and Vice President (2014–2016) of GAFGL and Vice President and Assistant General Counsel of FFG (2013–2014).

			N/A	N/A
David Capalbo (1968)	Chief Compliance Officer since 2018

Mr. Capalbo serves as Vice President of Compliance Operations of GAFC (since 2021) and Chief Compliance Officer of GAIA (since 2018). Previously, Mr. Capalbo served as Assistant Vice President and Senior Compliance Officer of GAFC (2016–2021) and Senior Director of Asset Management Compliance of Columbia Threadneedle Investments (2006–2016).

			N/A	N/A

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2021 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Elizabeth Constant (1976)	Assistant Secretary since 2017

Ms. Constant serves as Vice President and Assistant General Counsel of GAFC (since 2020). Previously, Ms. Constant served as Assistant Vice President and Legal Counsel (2016–2020) and Associate Counsel (2014–2016) of GAFC.

			N/A	N/A

1  The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

2  Mr. Arena is an interested person of the Trust because he is an officer of GAFGL. Mr. Arena holds comparable positions with the GAIA, GAD, FLIC, CWA, and certain other companies affiliated with GAIA.

3  Ms. Ribet is an interested person of the Trust because she is Managing Director of GAFC. Ms. Ribet holds comparable positions with the FLIC, CWA, and certain other companies affiliated with GAIA.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

◼ Social Security number and wire transfer instructions
◼ account transactions and transaction history
◼ investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.
HOW?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes – to offer our products and services to you.	No	We don't share
For joint marketing with other financial companies.	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and records.	No	We don't share
For our affiliates' everyday business purposes – information about your credit worthiness.	No	We don't share
For nonaffiliates to market to you	No	We don't share

WHAT WE DO:

How does Forethought Variable Insurance Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Forethought Variable Insurance Trust collect my personal information?	We collect your personal information, for example, when you

◼ open an account or deposit money
◼ direct us to buy securities or direct us to sell your securities
◼ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:

◼ sharing for affiliates' everyday business purposes – information about your creditworthiness.
◼ affiliates from using your information to market to you.
◼ sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◼ Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◼ Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◼ Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on or through the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Portfolios' Form N-PORTs are available: (i) on the SEC's website at http://www.sec.gov; and (ii) on the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios. Each Portfolio will post to http://connect.rightprospectus.com/globalatlanticportfolios, a complete list of its portfolio holdings as of the last calendar day of each month approximately 30 days following the end of the month. Each Portfolio's portfolio holdings will remain available on the website noted above at least until the next monthly update.

INVESTMENT ADVISER

Global Atlantic Investment Advisors, LLC
10 West Market Street, Suite 2300
Indianapolis, IN 46204

ADMINISTRATOR

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INVESTMENT SUB-ADVISERS

BlackRock Investment Management, LLC
1 University Square Drive
Princeton, NJ 08540-6455

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, CA 94403

Wilshire Advisors, LLC
1299 Ocean Avenue, Suite700
New York, NY 10282

Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

Wellington Management Company LLP
280 Congress Street
Boston, MA 02210

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted on the registrant’s website.

(f)	A copy of the Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” as defined by Item 3 of Form N-CSR serving on its audit committee. Joseph E. Breslin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are:

2020	2021
$392,750	$300,000

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are:

2020	2021
$0	$0

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are:

2020	2021
$78,250	$78,250

Preparation of Federal & State income tax returns, assistance with calculation of required income and capital gain distributions.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are:

2020	2021
$14,250	$24,000

Review of annual registration statement filings for 2020 and 2021 and a fee for review of portfolio reorganization activities in 2021.

Audit Committee’s Pre-Approval Policies

(e)(1)	The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

Percentages of Services Approved by the Audit Committee

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

All services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant for the fiscal year ended December 31, 2021 were $102,250 and $0, respectively and for the fiscal year ended December 31, 2020, were $92,500 and $0, respectively.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Forethought Variable Insurance Trust

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
(principal financial officer)

Date	February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric D. Todd
Eric D. Todd President
(principal executive officer)

Date	February 25, 2022

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
(principal financial officer)

Date	February 25, 2022

* Print the name and title of each signing officer under his or her signature.